    As filed with the Securities and Exchange Commission on July 31, 1996

                                                         REGISTRATION NO. 333-
                                               POST-EFFECTIVE AMENDMENT NO. 1 TO
                                            REGISTRATION STATEMENT NO. 333-2878
================================================================================
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                        ----------------------------

                                  FORM S-3

                           REGISTRATION STATEMENT

                                    UNDER

                         THE SECURITIES ACT OF 1933
                         ---------------------------


                        AT&T UNIVERSAL CARD MASTER TRUST
                            (Issuer of Certificates)

                          AT&T UNIVERSAL FUNDING CORP.
                   (Originator of the Trust described herein)
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                                       59-3325080
(State or Other Jurisdiction                                          (I.R.S. Employer
      of Incorporation)                                            Identification Number)

                           5201 AMELIA EARHART DRIVE
                                   SUITE 1001
                          SALT LAKE CITY, UTAH  84116
                                 (801) 578-0619
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                               WALTER M. KORCHUN
                       AT&T UNIVERSAL CARD SERVICES CORP.
                               8787 BAYPINE ROAD
                          JACKSONVILLE, FLORIDA 32256
                                 (904) 954-7500
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                   Copies to:

    EDWARD M. DESEAR, ESQ.                                        GREGORY M. SHAW, ESQ.
ORRICK, HERRINGTON & SUTCLIFFE                                   CRAVATH, SWAINE & MOORE
  1285 AVENUE OF THE AMERICAS                                        WORLDWIDE PLAZA
          32ND FLOOR                                                825 EIGHTH AVENUE
   NEW YORK, NEW YORK 10019                                     NEW YORK, NEW YORK 10019
        (212) 326-8800                                               (212) 474-1000

     Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AS DETERMINED BY MARKET CONDITIONS.___________

     If any of the securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        ----------------------------

                       CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                                             Proposed Maximum         Amount of
                                           Amount to be          Proposed Maximum           Aggregate Offering       Registration
   Title of Shares to be Registered         Registered       Aggregate Price Per Unit             Price                   Fee
- -----------------------------------------------------------------------------------------------------------------------------------
       Asset Backed Certificates          $2,800,000,000              100%(1)               $2,800,000,000(1)           $965,518
===================================================================================================================================


(1)  Estimated solely for the purpose of calculating the registration fee.
                         ----------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

     In accordance with Rule 429 of the General Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus included herein is a combined prospectus which also relates to $601,875,000 of unissued Asset Backed Certificates registered under Registration Statement No. 333-2878 and this Registration Statement constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-2878. A filing fee of $207,544 was paid with Registration Statement No. 333-2878 in connection with such unissued Asset Backed Certificates.
================================================================================

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED JULY 31, 1996

Prospectus Supplement
(To Prospectus dated _________ __, 1996)


                        AT&T UNIVERSAL CARD MASTER TRUST
          $__________ CLASS A SERIES [199_-__] [FLOATING RATE] [____%]
                           ASSET BACKED CERTIFICATES
          $__________ CLASS B SERIES [199_-__] [FLOATING RATE] [____%]
                           ASSET BACKED CERTIFICATES

                          AT&T UNIVERSAL FUNDING CORP.
                                   Transferor

                       AT&T UNIVERSAL CARD SERVICES CORP.
                                    Servicer



         The Class A Series [199_-__] [Floating Rate] [____%] Asset Backed Certificates (the "Class A Certificates") and the Class B Series [199_-__] [Floating Rate] [____%] Asset Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") offered hereby will represent undivided interests in certain assets of the AT&T Universal Card Master Trust (the "Trust") [to be] created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among AT&T Universal Funding Corp. ("AT&T Universal Funding"), as transferor (in such capacity, the "Transferor"), AT&T Universal Card Services Corp. ("UCS"), as servicer (in such capacity, the "Servicer"), and _____________________, as trustee (the "Trustee"). The property of the Trust includes receivables (the "Receivables") generated from time to time in a portfolio of MasterCard(R) and Visa(R) revolving credit card accounts (the "Accounts") owned by Universal Bank, N.A. ("Universal Bank") and Columbus Bank & Trust Company ("CB&T"), collections thereon and certain other property as more fully described herein. The Transferor initially will own the remaining undivided interest in the Trust not represented by the Certificates and the other investor certificates or interests issued by the Trust. The Transferor [has offered and] may offer from time to time other series of certificates that evidence undivided interests in certain assets of the Trust, which may have terms significantly different from the Certificates and which are not offered hereby. The issuance of additional Series of certificates may impact the timing or amount of payments received by holders of the Certificates.

                                                        (continued on next page)

                          -------------------------

         THERE CURRENTLY IS NO SECONDARY MARKET FOR THE CERTIFICATES, AND THERE IS NO ASSURANCE THAT ONE WILL DEVELOP OR, IF ONE DOES DEVELOP, THAT IT WILL CONTINUE UNTIL THE CERTIFICATES ARE PAID IN FULL. POTENTIAL INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH IN "RISK FACTORS" COMMENCING ON PAGE ____ HEREIN AND ON PAGE ____ IN THE PROSPECTUS.

         THE CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF, NOR WILL THEY BE GUARANTEED BY, THE TRANSFEROR, THE SERVICER OR ANY AFFILIATE OF THE FOREGOING. NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

======================================================================================================================
                                                    Price to            Underwriting             Proceeds to
                                                   Public (1)             Discount          the Transferor (1)(2)
- ----------------------------------------------------------------------------------------------------------------------
  Per Class A Certificate  . . . . . . . . .          ____%                ____%                    ____%
- ----------------------------------------------------------------------------------------------------------------------
  Per Class B Certificate  . . . . . . . . .          ____%                ____%                    ____%
- ----------------------------------------------------------------------------------------------------------------------
  Total  . . . . . . . . . . . . . . . . . .       $__________          $__________              $__________
======================================================================================================================


(1) Plus accrued interest, if any, at the Class A Certificate Rate or Class B Certificate Rate, as applicable, from [__________, 199_].
(2) Before deduction of expenses payable by the Transferor, estimated to be $[__________].

         The Certificates are offered by the Underwriter[s] when, as and if issued by the Trust and accepted by the Underwriter[s] and subject to the [Underwriter's] [Underwriters'] right to reject orders in whole or in part. It is expected that the Certificates will be delivered in book-entry form on or about __________, 199_, through the facilities of The Depository Trust Company [, Cedel Bank, societe anonyme and the Euroclear System].]

                                [Underwriter[s]]

The date of this Prospectus Supplement is _________ __, 199_.

(continued from previous page)

         [Interest will accrue on the Class A Certificates at the rate of ____% per annum (the "Class A Certificate Rate"). Interest will accrue on the Class B Certificates at the rate of ____% per annum (the "Class B Certificate Rate").] [Interest will accrue on the Class A Certificates with respect to the initial Interest Period at the rate of ____% per annum and, with respect to each subsequent Interest Period, at the rate of ____% per annum [above] [below] [times] ______________ (the "Index") prevailing on the Rate Determination Date (defined herein) [but in no event in excess of____% per annum] (the "Class A Certificate Rate"). Interest will accrue on the Class B Certificates with respect to the initial Interest Period at the rate of ____% per annum and, with respect to each subsequent Interest Period, at the rate of ____% per annum [above] [below] [times] the Index prevailing on the Rate Determination Date [but in no event in excess of ____% per annum] (the "Class B Certificate Rate").] Interest with respect to the Certificates will be distributed on __________ and on the __________ day of each [month] [quarter] [other] thereafter (or, if such __________ day is not a business day, the next business day) (each, an "Interest Payment Date").

         Principal with respect to the Class A Certificates is scheduled to be [paid on __________, 199_] [distributed on each Distribution Date commencing on the Distribution Date in __________ and ending on the Distribution Date in __________], but may be paid earlier or later under certain limited circumstances described herein. Principal with respect to the Class B Certificates is scheduled to be [paid on __________, 199_] [distributed on each Distribution Date,] [commencing on the Distribution Date in __________, 199_] [commencing with the Distribution Date following the Distribution Date on which the Class A Certificates have been paid in full,] [and ending on the 199_ Distribution Date], but may be paid earlier or later under certain limited circumstances described herein. See "Maturity Considerations" and "Series Provisions--Pay Out Events [and Reinvestment Events]" herein and "Description of the Certificates--Pay Out Events and Reinvestment Events" in the Prospectus. [Principal payments will not be made to Class B Certificateholders until the final principal payment has been paid in respect of the Class A Certificateholders. See "Series Provisions--Principal Payments."]

         THE FRACTIONAL UNDIVIDED INTEREST IN THE TRUST REPRESENTED BY THE CLASS B CERTIFICATES WILL BE SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS WITH RESPECT TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED HEREIN.

         [The Trust will have the benefit of funds on deposit in a cash collateral account (the "Cash Collateral Account") which will be funded by an initial deposit of $__________, [of which $__________ will be for the benefit of both the Class A Certificates and the Class B Certificates and $__________] [which] will be for the exclusive benefit of the Class B Certificates. Amounts available to be withdrawn from the Cash Collateral Account will be applied as described herein under "Summary of Series Terms--Cash Collateral Account" and "Series Provisions--Cash Collateral Account."] [In addition, the Collateral Interest (defined herein) will be issued in the initial amount of $[______] and will be subordinated to the Certificates as described herein.](1)/

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

         THE CERTIFICATES OFFERED HEREBY CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE TRUST FROM TIME TO TIME PURSUANT TO ITS PROSPECTUS DATED _________ __, 1995. THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.





- -------------------

(1)/ Other forms of credit enhancement may be provided for the benefit of a Series or a Class or Classes within a Series as described under "Description of the Certificates--Credit Enhancement" in the Prospectus, and if so provided, the Prospectus Supplement will reflect the provisions of the credit enhancement that are material to the Certificateholders of such Series or Class as well as certain information, if applicable, with respect to the credit enhancement provider.

                            SUMMARY OF SERIES TERMS

         The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the Index in each of this Prospectus Supplement and the Prospectus for the location herein and therein of the definitions of certain capitalized terms used herein. Certain capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

Trust   . . . . . . . . . . . . . . . . .  AT&T Universal Card Master Trust
                                           (the "Trust").

Title of Securities . . . . . . . . . . .  $__________ Class A Series [199_-__]
                                              [Floating Rate] [____%] Asset
                                              Backed Certificates [the "Class A
                                              Certificates") and $__________
                                              Class B Series [199_-__]
                                              [Floating Rate] [____%] Asset
                                              Backed Certificates (the "Class B
                                              Certificates" and, together with
                                              the Class A Certificates, the
                                              "Certificates").

Initial Invested Amount . . . . . . . . .  $[__________].(2)/

Series Invested Amount  . . . . . . . . .  The [Initial Invested Amount] [plus the amount of any withdrawals
                                              from the Pre-Funding Account in
                                              connection with the purchase of
                                              an additional interest in the
                                              Principal Receivables] [other
                                              formula].

Class A Initial Invested Amount . . . . .  $[__________].(2)/

Class B Initial Invested Amount . . . . .  $[__________].(2)/

Class A Certificate Rate  . . . . . . . .  [[____]% per annum] [[____]% per annum with respect to the initial
                                              Interest Period (defined herein)
                                              and, with respect to each
                                              subsequent Interest Period, ____%
                                              per annum [above] [below] [times]
                                              _______ (the "Index") prevailing
                                              on the [____] day immediately
                                              preceding the commencement of
                                              such Interest Period (a "Rate
                                              Determination Date")[, but in no
                                              event in excess of ____% per
                                              annum]].

Class B Certificate Rate  . . . . . . . .  [[____]% per annum] [[____]% per annum with respect to the initial
                                              Interest Period and, with respect
                                              to each subsequent Interest
                                              Period, ____% per annum [above]
                                              [below] [times] the Index
                                              prevailing on the [____] day
                                              immediately preceding the
                                              commencement of such Interest
                                              Period (a "Rate Determination
                                              Date")[, but in no event in
                                              excess of ____% per annum]].

Interest Payment Dates  . . . . . . . . .  The [____] day of each [month]
                                              [quarter] [other] (or, if any
                                              such day is not a business day,
                                              the next business day),
                                              commencing [_________ __, 199_].



- --------------------

(2)/ Adjustments to the Invested Amount definitions and allocations with respect to the Invested Amount may be made in a Prospectus Supplement relating to a prefunded Series or Class.

Class A Controlled [Amortization]
   [Accumulation] Amount  . . . . . . . .  For each Distribution Date with respect to the Class A
                                              [Controlled Amortization]
                                              [Accumulation] Period,
                                              $[__________]; [except that, if
                                              the commencement of the Class A
                                              Controlled Accumulation Period is
                                              delayed as described herein under
                                              "Series Provisions--Principal
                                              Payments," the Class A Controlled
                                              Accumulation Amount for each
                                              Distribution Date with respect to
                                              the Class A Controlled
                                              Accumulation Period will be
                                              determined as described under
                                              "Series Provisions--Application
                                              of Collections--Payments of
                                              Principal."]

Class B Controlled [Amortization]
   [Accumulation] Amount  . . . . . . . .  For each Distribution Date with respect to the Class B
                                              [Controlled Amortization]
                                              [Accumulation] Period [after the
                                              Class A Invested Amount has been
                                              paid in full], $[__________].

Class A Expected Final
   Payment Date . . . . . . . . . . . . .  [_________ __, ____].

Class B Expected Final
   Payment Date . . . . . . . . . . . . .  [_________ __, ____].

[Initial Shared Collateral Amount . . . .  $[__________].]

[Initial Class B Collateral Amount  . . .  $[__________].]

Closing Date  . . . . . . . . . . . . . .  [_________ __, 199_] (the "Closing
                                           Date").

The Certificates  . . . . . . . . . . . .  Each of the Certificates offered hereby represents an undivided
                                              interest in the Trust.  The
                                              portion of the Trust Assets
                                              allocated to the holders of the
                                              Certificates as described under
                                              "Description of the Certificates"
                                              in the Prospectus (the
                                              "Certificateholders' Interest")
                                              (3)/ will be further allocated
                                              between the holders of the Class A
                                              Certificates (the "Class A
                                              Certificateholders' Interest")
                                              and the holders of the Class B
                                              Certificates (the "Class B
                                              Certificateholders' Interest")
                                              [and the Collateral Interest
                                              Holder (as defined herein)], the
                                              interest of other holders of
                                              other undivided interests in the
                                              Trust issued pursuant to the
                                              Pooling and Servicing Agreement
                                              and the applicable Series
                                              Supplements and the interest of
                                              the Transferor (the "Transferor's
                                              Interest"), as described below.
                                              [The Collateral Interest in the
                                              initial amount of $[________]
                                              (which amount represents [____]%
                                              of the sum of the Class A Initial
                                              Invested Amount, Class B Initial
                                              Invested Amount and the




- --------------------

(3)/ Adjustments to Certificateholders' Interest definitions may be made in a Prospectus Supplement relating to a prefunded Series.

                                              initial Collateral Interest)
                                              constitutes Credit Enhancement
                                              for the Certificates.  The
                                              provider of such Credit
                                              Enhancement is referred to herein
                                              as the "Collateral Interest
                                              Holder."  Allocations will be
                                              made to the Collateral Interest
                                              and the Collateral Interest
                                              Holder will have voting and
                                              certain other rights as if the
                                              Collateral Interest were a
                                              subordinated class of
                                              Certificates.]

                                              The principal amount of the
                                              [Class A Certificateholders'
                                              Interest] and the [Class B
                                              Certificateholders' Interest]
                                              [will decline as principal is paid
                                              to the [Class A
                                              Certificateholders] [and] [Class B
                                              Certificateholders],
                                              [respectively,] during the
                                              Controlled Amortization Period or
                                              Early Amortization Period] [will
                                              remain fixed at the aggregate
                                              initial principal amount of the
                                              [Class A Certificates] [and] [the
                                              Class B Certificates]
                                              [respectively,]] except as
                                              otherwise provided herein.  The
                                              Class A Certificateholders'
                                              Interest will [also] decline in
                                              certain circumstances if the
                                              Defaulted Amounts allocated to the
                                              Class A Certificates exceed funds
                                              allocable thereto as described
                                              herein and the Class B
                                              Certificateholders' Interest [is]
                                              [and the Collateral Interest are]
                                              zero.  The Class B
                                              Certificateholders' Interest will
                                              [also] decline in certain
                                              circumstances as a result of (a)
                                              the allocation to the Class B
                                              Certificateholders' Interest of
                                              certain Defaulted Amounts,
                                              including such amounts otherwise
                                              allocable to the Class A
                                              Certificateholders' Interest [when
                                              the Collateral Interest is zero]
                                              and (b) the reallocation of
                                              collections of Principal
                                              Receivables otherwise allocable to
                                              the Class B Certificateholders'
                                              Interest to fund certain payments
                                              in respect of the Class A
                                              Certificates. [Any such reductions
                                              in the Certificateholders'
                                              Interest may be reimbursed out of
                                              Excess Spread, if any, [Excess
                                              Finance Charge Collections
                                              allocable to Series [199_-__]] and
                                              certain amounts [withdrawn from
                                              the Cash Collateral Account]
                                              [drawn on other Credit
                                              Enhancement] as described herein.
                                              ]  [During the Controlled
                                              Accumulation Period, for the
                                              purpose of allocating collections
                                              of Finance Charge Receivables and
                                              the Defaulted Amount with respect
                                              to each Monthly Period, the Class
                                              A Certificateholders' Interest and
                                              (after the Class B Principal
                                              Commencement Date) the Class B
                                              Certificateholders' Interest will
                                              be further reduced by the amount
                                              on deposit in the Principal
                                              Funding Account (as so reduced,
                                              the "Class A Adjusted Invested
                                              Amount" and "Class B Adjusted
                                              Invested Amount" and, together
                                              [with the Collateral Interest],
                                              the "Adjusted Invested Amount").]

                                              The Class A Certificates, the
                                              Class B Certificates [and the
                                              Collateral Interest] will each
                                              include the right to receive (but
                                              only to the extent needed to make
                                              payments of interest at the
                                              [applicable] Certificate Rate
                                              [with respect to each Interest
                                              Period] and payments of principal
                                              as described herein), varying
                                              percentages of the collections of
                                              Finance Charge Receivables and
                                              Principal Receivables and will be
                                              allocated varying percentages of
                                              the Defaulted Amount with respect
                                              to each Monthly Period.
                                              Collections of Finance Charge
                                              Receivables and Principal
                                              Receivables and the Defaulted
                                              Amount will be allocated to
                                              Series  [19_-_] based on the
                                              Series Allocation Percentages (as
                                              defined herein) [(subject to
                                              reallocation to other Series in
                                              Group [_] as described under "The
                                              Pooling and Servicing Agreement
                                              Generally Reallocations Among
                                              Certificates of Different Series
                                              in a Reallocation Group")].
                                              Collections of Finance Charge
                                              Receivables and the Defaulted
                                              Amount will be further allocated
                                              to the holders of the Class A
                                              Certificates and the holders of
                                              the Class B Certificates [and the
                                              Collateral Interest] based on the
                                              Class A Floating Percentage and
                                              the Class B Floating Percentage
                                              [and the Collateral Percentage],
                                              respectively (each defined
                                              herein).  Collections of
                                              Principal Receivables will be
                                              allocated to the holders of the
                                              Class A Certificates, the Class B
                                              Certificates [and the Collateral
                                              Interest] based on the Class A
                                              Principal Percentage, the Class B
                                              Principal Percentage [and the
                                              Collateral Percentage],
                                              respectively (each, defined
                                              herein).  [Following the
                                              occurrence of an Economic Pay Out
                                              Event (defined herein) and a
                                              withdrawal of funds from the Cash
                                              Collateral Account, a portion of
                                              the Certificateholders' Interest
                                              (corresponding to the aggregate
                                              amount of such withdrawal) will
                                              be allocated to the Cash
                                              Collateral Depositor (the
                                              "Enhancement Invested Amount").]

[Other Series . . . . . . . . . . . . . .  [The Certificates are the first
                                              Certificates issued by the Trust
                                              [in Group [_].] [Additional
                                              Series are expected to be issued
                                              from time to time by the Trust.]
                                              See "The Pooling and Servicing
                                              Agreement Generally New Issuances
                                              [and  Reallocations Among
                                              Certificates of Different Series
                                              in a Reallocation Group]" in the
                                              Prospectus and "Maturity
                                              Considerations" herein.](4)/

Receivables . . . . . . . . . . . . . . .    The Receivables arise in Accounts
                                              that have been selected from the
                                              AT&T Universal Portfolio, based
                                              on criteria provided in the
                                              Pooling and Servicing Agreement
                                              as applied on the Trust Cut-Off
                                              Date [and with respect to the
                                              Additional Accounts, as of the
                                              date UCS designated such
                                              Additional Accounts as Accounts]
                                              and as more fully described
                                              herein under "The AT&T Universal
                                              Portfolio."  The aggregate amount
                                              of Receivables in the Accounts as
                                              of [__________, _____, (the
                                              "Series 199_-_ Cut-Off Date)]
                                              [the Trust Cut-Off Date] was




- --------------------
(4)/ If Series [199_-__] is issued at a time when there are other outstanding Series, appropriate summary disclosure about the principal terms of such other Series will be included in the Prospectus Supplement.

                                              $_________, comprised of
                                              $________ of Principal Receivables
                                              and $__________ of Finance Charge
                                              Receivables.

[Funding Period . . . . . . . . . . . . .  During the period from and including the Closing Date to, but
                                              excluding, the earliest of (i)
                                              the day on which the Invested
                                              Amount equals $[__________] (the
                                              "Full Invested Amount"), (ii) the
                                              day on which a Pay Out Event [or
                                              a Reinvestment Event] occurs and
                                              (iii) the [______ 199_]
                                              Distribution Date (the "Funding
                                              Period"), the Pre-Funding Amount
                                              will be held in a trust account
                                              established with the Trustee for
                                              the benefit of the
                                              Certificateholders (the
                                              "Pre-Funding Account").  The
                                              "Pre-Funding Amount" will equal
                                              $[_______], less the amounts of
                                              any increases in the Invested
                                              Amount pursuant to the Series
                                              [199_-__] Supplement in
                                              connection with the addition of
                                              Principal Receivables to the
                                              Trust or principal payments made
                                              to other amortizing Series.]

                                              [Funds on deposit in the
                                              Pre-Funding Account will be
                                              invested by the Trustee in certain
                                              Eligible Investments [pursuant to
                                              a guaranteed rate agreement]
                                              [guaranteed investment contract].
                                              Interest earnings on the
                                              Pre-Funding Amount (net of
                                              investment losses and expenses)
                                              will be used to pay interest on
                                              the Certificates during the
                                              Funding Period.]

                                              [During the Funding Period, funds
                                              on deposit in the Pre-Funding
                                              Account will be withdrawn and paid
                                              to the Transferor to the extent of
                                              any increases in the Invested
                                              Amount.  The Transferor expects
                                              that the Invested Amount will
                                              equal the Full Invested Amount by
                                              the [______ 199_] Monthly Period.
                                              If the Invested Amount does not
                                              for any reason equal the Full
                                              Invested Amount by the end of the
                                              Funding Period, any amount
                                              remaining in the Pre-Funding
                                              Account will be payable to the
                                              [Class A] [and Class B]
                                              Certificateholders [and the
                                              Collateral Interest Holder] [pro
                                              rata, on the basis of the ratio of
                                              the Class A Invested Amount and
                                              the Class B Invested Amount [and
                                              the Collateral Interest],
                                              respectively, to the Invested
                                              Amount as of the last day of the
                                              related Monthly Period] on the
                                              Distribution Date that is the last
                                              day of the Funding Period.]

[Early Termination Amount . . . . . . . .  An early termination amount (the
                                              "Early Termination Amount") will
                                              be payable by the Transferor to
                                              the [Class A] [and Class B]
                                              Certificateholders [and the
                                              Collateral Interest Holder] on
                                              the first Distribution Date
                                              following the end of the Funding
                                              Period if any Pre-Funding Amount
                                              exists at the end of the Funding
                                              Period.  The Early Termination
                                              Amount will equal the excess, if
                                              any, discounted as described
                                              below, of (i) the amount of
                                              interest that would have accrued
                                              on such Pre-Funding Amount at the
                                              [Class A] Certificate Rate [and
                                              Class B Certificate Rate]

                                              [and the Collateral Rate]
                                              during the period commencing on
                                              and including such Distribution
                                              Date      to, but excluding,
                                              [__________], over (ii) the amount
                                              of interest that would have
                                              accrued on such Pre-Funding Amount
                                              over the same period at a per
                                              annum rate of interest equal to
                                              the bond equivalent yield to
                                              maturity on the [__] day preceding
                                              such Distribution Date on
                                              [________]. Such excess shall be
                                              discounted to present value to
                                              such Distribution Date at the
                                              applicable yield described in
                                              clause (ii).]

Denominations . . . . . . . . . . . . . .  Beneficial interests in the
                                              Certificates will be offered for
                                              purchase in denominations of
                                              $1,000 and integral multiples
                                              thereof.

[Registration of Certificates . . . . . .  The Certificates initially will be represented by Certificates
                                              registered in the name of Cede,
                                              as the nominee of DTC.  No
                                              purchaser of a Certificate will
                                              be entitled to receive a
                                              definitive certificate except
                                              under certain limited
                                              circumstances described in the
                                              Prospectus.  Purchasers of the
                                              Certificates may elect to hold
                                              their Certificates through DTC
                                              (in the United States) [or Cedel
                                              or Euroclear (in Europe)].  See
                                              "Description of the
                                              Certificates--Definitive
                                              Certificates" in the Prospectus.]

Servicing Fee . . . . . . . . . . . . . .  The Servicing Fee Rate for the
                                              Certificates will be [____]% per
                                              annum.  The Class A Servicing Fee
                                              and the Class B Servicing Fee
                                              [and the Collateral Interest
                                              Servicing Fee] will be paid on
                                              each Distribution Date as
                                              described under "Series
                                              Provisions--Application of
                                              Collections--Payment of Fees,
                                              Interest and Other Items" and
                                              "--Servicing Compensation and
                                              Payment of Expenses" herein.  See
                                              "Description of the
                                              Certificates--Servicing
                                              Compensation and Payment of
                                              Expenses" in the Prospectus.

Revolving Period and Controlled
  [Amortization] [Accumulation]
  Period  . . . . . . . . . . . . . . . .  Unless a Pay Out Event [or
                                              Reinvestment Event] has occurred,
                                              the Revolving Period with respect
                                              to the Certificates will end and
                                              the [controlled amortization
                                              period with respect to the
                                              Certificates (the "Controlled
                                              Amortization Period"), which
                                              includes controlled amortization
                                              periods for each Class]
                                              [controlled accumulation period
                                              with respect to the Certificates
                                              (the "Controlled Accumulation
                                              Period") which includes separate
                                              controlled accumulation periods
                                              for each Class will commence at
                                              the close of business on
                                              [__________]] [except that,
                                              subject to the conditions set
                                              forth under "Series
                                              Provisions--Principal Payments"
                                              herein, the day on which the
                                              Revolving Period ends and the
                                              Controlled Accumulation Period
                                              begins may be delayed to no later
                                              than the close of business on
                                              [__________])].  Unless a Pay Out
                                              Event [or Reinvestment Event] has
                                              occurred, (i) the Class A
                                              controlled [amortization]
                                              [accumulation] period

                                              [(the     "Class A Controlled
                                              [Amortization] [Accumulation]
                                              Period") will commence at the
                                              close of business on [____] [or
                                              such later date as is determined
                                              for the Class A Controlled
                                              Accumulation Period under "Series
                                              Provisions--Principal Payments"]
                                              and end on the earlier of (a) the
                                              commencement of the Early
                                              [Amortization] [Accumulation]
                                              Period or (b) the payment in full
                                              of the Class A Invested Amount,
                                              and (ii) the Class B controlled
                                              [amortization] [accumulation]
                                              period (the "Class B
                                              Controlled [Amortization]
                                              [Accumulation] Period") will
                                              commence on the Distribution Date
                                              on which the Class A Invested
                                              Amount is paid in full or, if the
                                              Class A Invested Amount is paid in
                                              full on the Class A Expected Final
                                              Payment Date and the Early
                                              [Amortization] [Accumulation]
                                              Period has not yet commenced, the
                                              Distribution Date following the
                                              Class A Expected Final Payment
                                              Date (the "Class B Principal
                                              Commencement Date") and end on the
                                              earlier of (a) the commencement of
                                              the Early [Amortization]
                                              [Accumulation] Period or (b) the
                                              payment in full of the Class B
                                              Invested Amount. No principal will
                                              be payable to Class A
                                              Certificateholders until [the
                                              first Distribution Date with
                                              respect to the Class A Controlled
                                              Amortization Period] [__________,
                                              199_ (the "[Class A] Expected
                                              Final Payment Date")], or, upon
                                              the occurrence of a Pay Out Event
                                              as described herein, the first
                                              Distribution Date with respect to
                                              the Early Amortization Period. No
                                              principal will be payable to the
                                              Class B Certificateholders until
                                              the Class A Invested Amount is
                                              paid in full.  [No principal will
                                              be payable to the Collateral
                                              Interest Holder until the Class B
                                              Invested Amount is paid in full.]
                                              [For the period beginning on the
                                              Closing Date and ending with the
                                              commencement of the [Controlled
                                              Amortization] [Accumulation]
                                              Period or the Early Amortization
                                              Period, collections of Principal
                                              Receivables otherwise allocable to
                                              the Certificateholders' Interest
                                              (other than collections of
                                              Principal Receivables allocated to
                                              the Class B Certificateholders'
                                              Interest [or to the Collateral
                                              Interest] ("Reallocated Principal
                                              Collections") that are used to pay
                                              any deficiency in the Required
                                              Amount) will, subject to certain
                                              limitations, be treated as Shared
                                              Principal Collections and applied
                                              to cover principal payments due to
                                              or for the benefit of
                                              Certificateholders of other
                                              Series, if so specified in the
                                              Supplements for such other Series,
                                              or paid to the holders of the
                                              Transferor Certificates.] See
                                              "Series Provisions--Pay Out
                                              Events" herein and "Description of
                                              the Certificates--Pay Out Events"
                                              in the Prospectus for a discussion
                                              of the events which might lead to
                                              the termination of the Revolving
                                              Period prior to the commencement
                                              of the [Controlled Amortization]
                                              [Accumulation] Period.  In
                                              addition, see "Series
                                              Provisions--Principal Payments"
                                              herein [and "Description of the
                                              Certificates--Shared Principal
                                              Collections" in the Prospectus].

Rapid Amortization Period . . . . . . . .  During the period from the day on which a Pay Out Event has
                                              occurred and ending on the
                                              earlier of (a) the payment of the
                                              Invested Amount in full and (b)
                                              the Termination Date (the "Rapid
                                              Amortization Period"), Available
                                              Principal Collections will be
                                              distributed monthly on each
                                              Distribution Date to the holders
                                              of the Class A Certificates and,
                                              following payment in full of the
                                              Class A Investor Interest, to the
                                              holders of the Class B
                                              Certificates [and, following
                                              payment in full of the Class B
                                              Investor Interest, to the
                                              Collateral Interest Holder]
                                              beginning with the Distribution
                                              Date in the month following the
                                              commencement of the Rapid
                                              Amortization Period.  See
                                              "Description of the
                                              Certificates--Pay Out Events" for
                                              a discussion of the events which
                                              might lead to the commencement of
                                              the Rapid Amortization Period.

[Subordination of the Class B
  Certificates [and the
  Collateral Interest]  . . . . . . . . .  The Class B Certificates [and the
                                              Collateral Interest] will be
                                              subordinated, as described
                                              herein, to the extent necessary
                                              to fund payments with respect to
                                              the Class A Certificates as
                                              described herein.  [In addition,
                                              the Collateral Interest will be
                                              subordinated to the extent
                                              necessary to fund certain
                                              payments with respect to the
                                              Class A Certificates and the
                                              Class B Certificates.  If the
                                              Collateral Interest is reduced to
                                              zero, holders of the Class B
                                              Certificates will bear directly
                                              the credit and other risks
                                              associated with their interest in
                                              the Trust.] To the extent the
                                              Class B Certificateholders'
                                              Interest is reduced, the
                                              percentage of collections of
                                              Finance Charge Receivables
                                              allocable to holders of the Class
                                              B Certificates in subsequent
                                              monthly Periods will be reduced.
                                              Moreover, to the extent the
                                              amount of such reduction in the
                                              Class B Certificateholders'
                                              Interest is not reimbursed, the
                                              amount of principal and interest
                                              distributable to holders of the
                                              Class B Certificates will be
                                              reduced.  Such reductions of the
                                              Class B Certificateholders'
                                              Interest will thereafter be
                                              reimbursed and the Class B
                                              Certificateholders' Interest
                                              increased on each Transfer Date
                                              by the amount, if any, of Excess
                                              Spread for such Transfer Date
                                              available for that purpose.  See
                                              "Description of the
                                              Certificates--Credit
                                              Enhancement--Subordination" in
                                              the Prospectus.

Additional Amounts Available to
   Class A Certificateholders . . . . . .  If collections of Finance Charge
                                              Receivables allocable to the
                                              Class A Certificates for any
                                              Monthly Period [and certain other
                                              available amounts described
                                              herein] are less than the sum of
                                              (i) current and overdue Monthly
                                              Interest on the Class A
                                              Certificates, (ii) [Class A
                                              Additional Interest, (iii)]
                                              current and overdue Class A
                                              Servicing Fee and (iv) the Class
                                              A Investor Default Amount, with
                                              respect to the related
                                              Distribution Date,

                                              Excess Spread [and Excess Finance
                                              Charge Collections allocable to
                                              Series [199_-__]] will be applied
                                              to fund the deficiency (the
                                              "Required Amount").  "Excess
                                              Spread" for any Distribution Date
                                              will equal the sum of [(a) the
                                              excess of collections of Finance
                                              Charge Receivables allocated to
                                              the Class A Certificates [and
                                              other available funds described
                                              herein] over the sum of the
                                              amounts referred to in clauses
                                              (i), (ii), (iii) and (iv) above
                                              and (b) the excess of collections
                                              of Finance Charge Receivables
                                              allocated to the Class B
                                              Certificates [and certain other
                                              available funds described herein]
                                              over the sum of (i) current and
                                              overdue Monthly Interest on the
                                              Class B Certificates, (ii) [Class
                                              B Additional Interest, (iii)]
                                              current and overdue Class B
                                              Servicing Fee and (iv) the Class
                                              B Investor Default Amount.]

                                              If Excess Spread [and Excess
                                              Finance Charge Collections
                                              allocable to Series [199_-__]]
                                              with respect to such Distribution
                                              Date are less than the Required
                                              Amount, amounts [on deposit in the
                                              Cash Collateral Account and
                                              available to make payments with
                                              respect to the Class A
                                              Certificates] [available under the
                                              Credit Enhancement] will be used
                                              to fund the remaining Required
                                              Amount. If Excess Spread [and]
                                              [Excess Finance Charge Collections
                                              allocable to Series [199_-__]]
                                              with respect to such Distribution
                                              Date and amounts [on deposit in
                                              the Cash Collateral Account and
                                              available to make payments with
                                              respect to the Class A
                                              Certificates] [available under the
                                              Credit Enhancement] with respect
                                              to such Distribution Date [is]
                                              [are] less than the Required
                                              Amount, Reallocated Principal
                                              Collections with respect to the
                                              related Monthly Period will then
                                              be used to fund the remaining
                                              Required Amount.  If Reallocated
                                              Principal Collections with respect
                                              to such Monthly Period are
                                              insufficient to fund the remaining
                                              Required Amount for the related
                                              Distribution Date, then a portion
                                              of [the Enhancement Invested
                                              Amount, if any, will be reduced by
                                              the amount of such deficiency (but
                                              not by more than the Class A
                                              Investor Default Amount for such
                                              Monthly Period). If such reduction
                                              would cause the Enhancement
                                              Invested Amount to be reduced
                                              below zero, the Class B Invested
                                              Amount will be reduced by the
                                              amount by which the Enhancement
                                              Invested Amount would have been
                                              reduced below zero (but not by
                                              more than the excess of the Class
                                              A Investor Default Amount for such
                                              Monthly Period over the amount of
                                              such reduction in the Enhancement
                                              Invested Amount) to avoid a
                                              charge-off with respect to the
                                              Class A Certificates] [the Class B
                                              Invested Amount will be reduced by
                                              the amount of such insufficiency
                                              (but not by more than the Class A
                                              Investor Default Amount) to avoid
                                              a charge-off with respect to the
                                              Class A Certificates].  If the
                                              Class B Invested Amount is reduced
                                              to zero, the Class A Invested
                                              Amount will be reduced if the
                                              Required Amount for
                                              any Distribution Date exceeds
                                              the sum of Excess Spread [and
                                              Excess Finance Charge Collections
                                              allocated to Series [199_-__]] and
                                              amounts [on deposit in the Cash
                                              Collateral Account and available
                                              to make payments with respect to
                                              the Class A Certificates]
                                              [available under the Credit
                                              Enhancement] and Reallocated
                                              Principal Collections for Monthly
                                              Period, but not by more than the
                                              excess of the Class A Investor
                                              Default Amount for such Monthly
                                              Period over the aggregate
                                              reductions in [the Enhancement
                                              Invested Amount and] the Class B
                                              Invested Amount with respect to
                                              such Monthly Period, and the Class
                                              A Certificateholders will bear
                                              directly the credit and other
                                              risks associated with their
                                              undivided interest in the Trust.
                                              See "Series
                                              Provisions--Reallocation of Cash
                                              Flows; Class B Invested Amount"
                                              and "--Defaulted Receivables;
                                              Investor Charge-Offs."]

[For use in lieu of above if
Collateral Interest Structure:]

[Additional Amounts Available to
  Certificateholders  . . . . . . . . . .  With respect to any Distribution
                                              Date, Excess Spread will be
                                              applied to fund the Class A
                                              Required Amount and the Class B
                                              Required Amount, if any.  The
                                              "Class A Required Amount" means
                                              the amount, if any, by which the
                                              sum of (a) the Class A Monthly
                                              Interest due on such Distribution
                                              Date and any overdue Class A
                                              Monthly Interest and Class A
                                              Additional Interest thereon, (b)
                                              the Class A Servicing Fee for the
                                              related Monthly Period and any
                                              overdue Class A Servicing Fee and
                                              (c) the Class A Investor Default
                                              Amount, if any, for the related
                                              Monthly Period exceeds the Class
                                              A Available Funds for the related
                                              Monthly Period.  The "Class B
                                              Required Amount" means the
                                              amount, if any, equal to the
                                              amount, if any, by which the sum
                                              of (a) Class B Monthly Interest
                                              due on the related Distribution
                                              Date and any overdue Class B
                                              Monthly Interest and Class B
                                              Additional Interest thereon, (b)
                                              the Class B Servicing Fee for the
                                              related Monthly Period and any
                                              overdue Class B Servicing Fee and
                                              (c) the Class B Investor Default
                                              Amount, if any, for the related
                                              Monthly Period exceeds the Class
                                              B Available Funds for the related
                                              Monthly Period.  The "Required
                                              Amount" for any Monthly Period
                                              shall mean the sum of (a) the
                                              Class A Required Amount and (b)
                                              the Class B Required Amount for
                                              such Monthly Period.  "Excess
                                              Spread" for any Transfer Date
                                              will equal the sum of (a) the
                                              excess of (i) Class A Available
                                              Funds for the related Monthly
                                              Period over (ii) the sum of the
                                              amounts referred to in clauses
                                              (a), (b) and (c) in the
                                              definition of "Class A Required
                                              Amount" above and (b) the excess
                                              of (i) Class B Available Funds
                                              for the related Monthly Period
                                              over (ii) the sum of the amounts
                                              referred to in clauses (a) and
                                              (b) in the definition of "Class B
                                              Required

                                              Amount" above [and (c) Collateral
                                              Available Funds for the related
                                              Monthly Period not used, under
                                              certain circumstances, to pay the
                                              Collateral Interest Servicing
                                              Fee, as described herein].

                                              [If, on any Distribution Date,
                                              Excess Spread is less than the
                                              Class A Required Amount,
                                              Reallocated Principal Collections
                                              [allocable first to the Collateral
                                              Interest and then to the Class B
                                              Investor Interest] with respect to
                                              the related Monthly Period will be
                                              used to fund the remaining Class A
                                              Required Amount.  If Reallocated
                                              Principal Collections with respect
                                              to such Monthly Period are
                                              insufficient to fund the remaining
                                              Class A Required Amount for the
                                              related Distribution Date, then
                                              the Collateral Interest (after
                                              giving effect to reductions for
                                              any Collateral Charge-Offs and
                                              Reallocated Principal Collections
                                              on such Distribution Date) will be
                                              reduced by the amount of such
                                              deficiency (but not by more than
                                              the Class A Investor Default
                                              Amount for such Monthly Period).
                                              In the event that such reduction
                                              would cause the Collateral
                                              Interest to be a negative number,
                                              the Collateral Interest will be
                                              reduced to zero, and the Class B
                                              Invested Amount (after giving
                                              effect to reductions for any Class
                                              B Investor Charge-Offs (defined
                                              below) and any Reallocated Class B
                                              Principal Collections on such
                                              Distribution Date) will be reduced
                                              by the amount by which the
                                              Collateral Interest would have
                                              been reduced below zero (but not
                                              by more than the excess of the
                                              Class A Investor Default Amount,
                                              if any, for such Monthly Period
                                              over the amount of such reduction,
                                              if any, of the Collateral Interest
                                              with respect to such Monthly
                                              Period). In the event that such
                                              reduction would cause the Class B
                                              Invested Amount to be a negative
                                              number, the Class B Invested
                                              Amount will be reduced to zero and
                                              the Class A Invested Amount will
                                              be reduced by the amount by which
                                              the Class B Invested Amount would
                                              have been reduced below zero (but
                                              not by more than the excess, if
                                              any, of the Class A Investor
                                              Default Amount for such Monthly
                                              Period over such reductions in the
                                              Collateral Interest and the Class
                                              B Invested Amount with respect to
                                              such Monthly Period) (such
                                              reduction, a "Class A Investor
                                              Charge-Off").  If the Collateral
                                              Interest and the Class B Invested
                                              Amount are reduced to zero, the
                                              Class A Certificateholders will
                                              bear directly the credit and other
                                              risks associated with their
                                              undivided interest in the Trust.
                                              See "Description of the
                                              Certificates--Reallocation of Cash
                                              Flows" and "--Defaulted
                                              Receivables; Investor
                                              Charge-Offs."]

                                              [If, on any Distribution Date,
                                              Excess Spread not required to pay
                                              the Class A Required Amount and
                                              reimburse Class A Investor
                                              Charge-Offs is less than the Class
                                              B Required Amount, Reallocated
                                              Principal Collections allocable to
                                              the Collateral Interest for the
                                              related Monthly Period not
                                              required to pay the

                                              Class A Required Amount will be
                                              used to fund the remaining Class B
                                              Required Amount.  If such
                                              remaining Reallocated Principal
                                              Collections allocable to the
                                              Collateral Interest with respect
                                              to such Monthly Period are
                                              insufficient to fund the remaining
                                              Class B Required Amount for such
                                              Distribution Date, then the
                                              Collateral Interest (after giving
                                              effect to reductions for any
                                              Collateral Charge-Offs,
                                              Reallocated Principal Collections
                                              and any adjustments made thereto
                                              for the benefit of the Class A
                                              Certificateholders) will be
                                              reduced by the amount of such
                                              deficiency (but not by more than
                                              the Class B Investor Default
                                              Amount for such Monthly Period).
                                              In the event that such reduction
                                              would cause the Collateral
                                              Interest to be a negative number,
                                              the Collateral Interest will be
                                              reduced to zero, and the Class B
                                              Invested Amount will be reduced by
                                              the amount by which the Collateral
                                              Interest would have been reduced
                                              below zero (but not by more than
                                              the excess, if any, of the Class B
                                              Investor Default Amount for such
                                              Monthly Period over such reduction
                                              in the Collateral Interest with
                                              respect to such Monthly Period)
                                              (such reduction, a "Class B
                                              Investor Charge-Off").  In the
                                              event of a reduction of the Class
                                              A Invested Amount, the Class B
                                              Invested Amount or the Collateral
                                              Interest, the amount of principal
                                              and interest available to fund
                                              payments with respect to the Class
                                              A Certificates and the Class B
                                              Certificates will be decreased.
                                              See "Description of the
                                              Certificates--Reallocation of Cash
                                              Flows" and "--Defaulted
                                              Receivables; Investor
                                              Charge-Offs."]

[Excess Finance Charge Collections  . . .  Series 199[_-_] has been designated as an Excess
                                              Allocation Series.  Subject to
                                              certain limitations described
                                              under "Description of the
                                              Certificates--Sharing of Excess
                                              Finance Charge Collections among
                                              Excess Allocation Series" in the
                                              Prospectus, Excess Finance Charge
                                              Collections, if any, with respect
                                              to each Excess Allocation Series
                                              will be applied to cover any
                                              shortfalls with respect to
                                              amounts payable from collections
                                              of Finance Charge Receivables
                                              allocable to any other Excess
                                              Allocation Series, pro rata based
                                              upon the amount of the shortfall,
                                              if any, with respect to each
                                              Excess Allocation Series.  See
                                              "Description of the
                                              Certificates--Sharing of Excess
                                              Finance Charge Collections among
                                              Excess Allocation Series" in the
                                              Prospectus.]

[Reallocated Investor
   Finance Charge Collections]  . . . . .  The Certificates will be included in a group of Series ("Group [_]"),
                                              constituting a Reallocation
                                              Group, expected to be issued by
                                              the Trust from time to time.
                                              Subject to certain limitations
                                              described under "Description of
                                              the Certificates Sharing of
                                              Excess Finance Charge
                                              Collections" in the Prospectus,
                                              collections of Finance Charge
                                              Collections allocable to each
                                              Series in Group [_] are subject
                                              to reallocation to other Series
                                              in such Group as described under
                                              "Description of the Pooling and
                                              Servicing Agreement Generally
                                              Reallocations Among Certificates
                                              of Different Series Within a
                                              Reallocation Group" and will
                                              thereby be made available for
                                              certain required payments for all
                                              Series in such Group pro rata
                                              based upon the relative amount of
                                              such required payments for each
                                              such Series.  See "Risk Factors
                                              Issuance of New Series" in the
                                              Prospectus.

[Shared Principal Collections . . . . . .  Series 199[_-_] has been designated as a Principal Sharing Series.
                                              Collections of Principal
                                              Receivables and certain other
                                              amounts otherwise allocable to
                                              other Principal Sharing Series,
                                              to the extent such collections
                                              are not needed to make payments
                                              to or deposits for the benefit of
                                              the certificateholders of such
                                              other Series, will be applied to
                                              cover principal payments due to
                                              or for the benefit of the holders
                                              of the Certificates [and the
                                              Collateral Interest].  See
                                              "Description of the
                                              Certificates--Shared Principal
                                              Collections" in the Prospectus.]

[Cash Collateral Account  . . . . . . . .  A cash collateral account (the "Cash
                                              Collateral Account") will be
                                              established in the name of the
                                              Trustee for the benefit of the
                                              Certificateholders.  The Cash
                                              Collateral Account will be funded
                                              on the Closing Date in the amount
                                              of $__________ (the "Initial Cash
                                              Collateral Amount")[, of which
                                              $__________ (the "Initial Shared
                                              Collateral Amount") will be for
                                              the benefit of both the Class A
                                              Certificates and the Class B
                                              Certificates and the remaining
                                              $__________ (the "Initial Class B
                                              Collateral Amount") will be for
                                              the exclusive benefit of the
                                              Class B Certificates].

                                              On each Distribution Date, the
                                              Available [Shared] [Cash]
                                              Collateral Amount will be applied
                                              to fund [the following amounts in
                                              the following priority:  (a) with
                                              respect to the Class A
                                              Certificates, the excess, if any,
                                              of the Required Amount with
                                              respect to such Distribution Date
                                              over the amount of Excess
                                              Spread[, Excess Finance Charge
                                              Collections allocated to Series
                                              [199_-__]] [and other available
                                              amounts] allocated and available
                                              to fund such Required Amount and
                                              (b) with respect to the Class B
                                              Certificates,] the excess, if
                                              any, of (i) current and overdue
                                              Class B Monthly Interest, (ii)
                                              [Class B Additional Interest,
                                              (iii)] current and overdue Class
                                              B Servicing Fee and (iv) the
                                              Class B Investor Default Amount
                                              with respect to the related
                                              Monthly Period over the amount of
                                              Excess Spread [and Excess Finance
                                              Charge Collections allocated to
                                              Series [199_-__]  [and other
                                              available amounts] allocated and
                                              available to fund such amounts.

                                              [On the first Special Payment Date
                                              following an Economic Pay Out
                                              Event, the Available [Shared]
                                              [Cash] Collateral Amount (after
                                              giving effect to other
                                              withdrawals from the Cash

                                              Collateral Account on such
                                              Distribution Date) will be applied
                                              to pay [principal of the Class A
                                              Certificates and the remainder of
                                              the Available Cash Collateral
                                              Amount will be applied to pay]
                                              principal of the Class B
                                              Certificates.  Following such
                                              withdrawal[s] from the Cash
                                              Collateral Account on such Special
                                              Payment Date, the Cash Collateral
                                              Account will be terminated and no
                                              further deposits to, or
                                              withdrawals from, the Cash
                                              Collateral Account will be made
                                              for the benefit of the [Class B]
                                              Certificateholders.

                                              On each Distribution Date
                                              commencing with the Class B
                                              Principal Commencement Date,
                                              provided that an Economic Pay Out
                                              Event has not occurred, the
                                              Available [Cash] Collateral Amount
                                              (after giving effect to other
                                              withdrawals from the Cash
                                              Collateral Account on such
                                              Distribution Date) will be applied
                                              to pay the excess, if any, of (i)
                                              the Class B Initial Invested
                                              Amount less the sum of the
                                              aggregate amount of principal
                                              payments previously distributed to
                                              the Class B Certificateholders [or
                                              deposited in the Principal Funding
                                              Account in respect of Class B
                                              Certificates] over (ii) the Class
                                              B Invested Amount (after giving
                                              effect to certain changes made in
                                              the Class B Invested Amount).  See
                                              "Series Provisions--Allocation
                                              Percentages" and "--Cash
                                              Collateral Account."

                                              On each Distribution Date,
                                              Excess Spread [and Excess Finance
                                              Charge Collections allocable to
                                              Series [199_-__]] (to the extent
                                              described under "Series
                                              Provisions--Application of
                                              Collections--Excess Spread[;
                                              Excess Finance Charge
                                              Collections]" herein) will be
                                              deposited in the Cash Collateral
                                              Account (to the extent the amount
                                              on deposit in the Cash Collateral
                                              Account is less than the Initial
                                              Cash Collateral Amount).  In
                                              addition, if on any Distribution
                                              Date the amount on deposit in the
                                              Cash Collateral Account exceeds
                                              the Initial Cash Collateral
                                              Amount, such excess will be
                                              withdrawn and paid to the [Cash
                                              Collateral Depositor] for
                                              application in accordance with the
                                              Loan Agreement.  See "Series
                                              Provisions--Cash Collateral
                                              Account" herein.]

[Required Collateral Interest . . . . . .  The "Required Collateral Interest"
                                              with respect to any Distribution
                                              Date means (a) initially,
                                              $[_______] (the "Initial
                                              Collateral Interest") and (b) on
                                              any Distribution Date thereafter
                                              an amount equal to [__]% of the
                                              sum of the Class A Invested
                                              Amount and the Class B Invested
                                              Amount on such Distribution Date,
                                              [after taking into account
                                              deposits into the Principal
                                              Funding Account on such date] and
                                              payments to be made on such
                                              Distribution Date, and the
                                              Collateral Interest on the prior
                                              Distribution Date after any
                                              adjustments made on such
                                              Distribution Date, but not less
                                              than $[______]; provided,
                                              however, (i) that if certain
                                              reductions in the Collateral
                                              Interest occur or if a Pay Out
                                              Event occurs, the Required
                                              Collateral Interest for such
                                              Distribution Date shall equal the
                                              Required Collateral Interest for
                                              the Distribution Date immediately
                                              preceding the occurrence of such
                                              reduction or Pay Out Event; (ii)
                                              in no event shall the Required
                                              Collateral Interest exceed the
                                              unpaid principal amount of the
                                              Certificates as of the last day of
                                              the Monthly Period preceding such
                                              Distribution Date after taking
                                              into account payments to be made
                                              on such Distribution Date; and
                                              (iii) the Required Collateral
                                              Interest may be reduced at any
                                              time to a lesser amount if the
                                              Rating Agency Condition is
                                              satisfied.]

                                              [If on any Distribution Date, the
                                              Collateral Interest is less than
                                              the Required Collateral Interest,
                                              certain Excess Spread amounts, if
                                              available, will be used to
                                              increase the Collateral Interest
                                              to the extent of such shortfall.
                                              If on any Distribution Date, the
                                              Collateral Interest equals or
                                              exceeds the Required Collateral
                                              Interest, any of such Excess
                                              Spread amounts will [first, be
                                              deposited into the Reserve
                                              Account as described herein and
                                              second, to the extent available,]
                                              be applied in accordance with the
                                              Loan Agreement among the
                                              Transferor, the Trustee, the
                                              Servicer and the Collateral
                                              Interest Holder (the "Loan
                                              Agreement") and will not be
                                              available to the
                                              Certificateholders.]

[Credit Enhancement . . . . . . . . . . .  The Trust will have the benefit of a
                                              [letter of credit] [surety bond]
                                              [insurance policy] [spread
                                              account] [reserve account] [other
                                              credit enhancement] [issued by
                                              __________] for the benefit of
                                              the [Class A] [and] [Class B]
                                              Certificateholders as described
                                              herein.  See "Series
                                              Provisions--Other Forms of Credit
                                              Enhancement" and "Credit
                                              Enhancer" herein.]

[Optional Repurchase  . . . . . . . . . .  The Certificateholders' Interest
                                              [and the Collateral Interest]
                                              will be subject to optional
                                              repurchase by the Transferor on
                                              any Distribution Date after the
                                              [sum of the] Invested Amount [and
                                              the Enhancement Invested Amount,
                                              if any,] is reduced to an amount
                                              less than or equal to
                                              $[__________] [____]% of the
                                              Initial Invested Amount).  The
                                              purchase price will be equal to
                                              the [sum of the] Invested Amount
                                              [and the Collateral Interest]
                                              [(less the Principal Funding
                                              Account Balance, if any)] [, the
                                              Enhancement Invested Amount, if
                                              any,] and accrued and unpaid
                                              interest on the Certificates and
                                              the Collateral Interest [(and
                                              accrued and unpaid interest with
                                              respect to interest amounts that
                                              were due but not paid on a prior
                                              Interest Payment Date)] through
                                              (a) if the day on which such
                                              purchase occurs is a Distribution
                                              Date, the day preceding such
                                              Distribution Date or (b) if the
                                              day on which such repurchase
                                              occurs is not a Distribution
                                              Date, the day preceding the
                                              Distribution Date following such
                                              day.  See "Description of the

                                              Certificates--Optional
                                              Termination; Final Payment of
                                              Principal" in the Prospectus.]

Termination Date  . . . . . . . . . . . .  [______________ __, ____].  See
                                              "Series Provisions--Series
                                              Termination."

Trustee . . . . . . . . . . . . . . . . .  Bankers Trust Company, in its
                                              capacity as Trustee under the
                                              Pooling and Servicing Agreement.

Tax Status  . . . . . . . . . . . . . . .  Special tax counsel to the
                                              Transferor is of the opinion that
                                              under existing law the
                                              Certificates will be
                                              characterized as debt for federal
                                              income tax purposes. Under the
                                              Pooling and Servicing Agreement,
                                              the Certificate Owners will agree
                                              to treat the Certificates as debt
                                              for federal income tax purposes.
                                              See "Tax Matters" in the
                                              Prospectus for additional
                                              information concerning the
                                              application of federal income tax
                                              laws.

ERISA Considerations  . . . . . . . . . .  Under a regulation issued by the
                                              Department of Labor (the "Plan
                                              Asset Regulation"), the Trust's
                                              assets would not be deemed "plan
                                              assets" of an employee benefit
                                              plan (a "Plan") holding the
                                              [Class A] Certificates if certain
                                              conditions are met, including
                                              that the [Class A] Certificates
                                              must be held, upon completion of
                                              the public offering made hereby,
                                              by at least 100 investors who are
                                              independent of the Transferor and
                                              of one another.  The
                                              Underwriter[s] expect[s] that the
                                              [Class A] Certificates will be
                                              held by at least 100 independent
                                              investors at the conclusion of
                                              the offering, although no
                                              assurance can be given and not
                                              monitoring or other measures will
                                              be taken to ensure that such
                                              conditions will be met.  The
                                              Underwriters do not expect that
                                              the Class B Certificates will be
                                              held by at least 100 independent
                                              investors at the conclusion of
                                              the offering.  The Transferor
                                              anticipates that the other
                                              conditions of the Plan Asset
                                              Regulation will be met.  If the
                                              Trust's assets were deemed to be
                                              "plan assets" of a Plan investor
                                              (e.g., if the 100 independent
                                              investor criterion is not
                                              satisfied), violations of the
                                              "prohibited transaction" rules of
                                              the Employee Retirement Income
                                              Security Act of 1974, as amended
                                              ("ERISA"), could result and
                                              generate excise tax and other
                                              liabilities under ERISA and
                                              Section 4975 of the Code, unless
                                              a statutory, regulatory or
                                              administrative exemption is
                                              available.  Accordingly, employee
                                              benefit plan fiduciaries
                                              contemplating purchasing the
                                              Certificates should consult their
                                              counsel before making a purchase.
                                              See "ERISA Considerations" in the
                                              Prospectus.

Class A Certificate Rating  . . . . . . .  It is a condition to the issuance of the Class A Certificates that
                                              they be rated in [the highest
                                              rating category] [one of the
                                              three highest rating categories]
                                              by at least one nationally
                                              recognized rating agency.  [The
                                              rating of the Class A
                                              Certificates is based primarily
                                              on the value of the Receivables[,
                                              the Initial [Shared]

                                              [Cash] Collateral Amount, the
                                              circumstances in which funds may
                                              be withdrawn from the Cash
                                              Collateral Account in respect of
                                              the Class A Certificates,] and
                                              the subordination of the Class B
                                              Certificates [and the Collateral
                                              Interest][, other reasons]].  See
                                              "Risk Factors--Limited Nature of
                                              Rating" in the Prospectus.

Class B Certificate Rating  . . . . . . .  It is a condition to the issuance of the Class B Certificates that
                                              they be rated in one of the
                                              [three] highest rating categories
                                              by at least one nationally
                                              recognized rating agency.  The
                                              rating of the Class B
                                              Certificates is based primarily
                                              on the value of the Receivables[,
                                              the Initial Cash Collateral
                                              Amount, the circumstances in
                                              which funds may be withdrawn from
                                              the Cash Collateral Account in
                                              respect of the Class B
                                              Certificates,] [and the
                                              Collateral Interest] [other
                                              reasons].  See "Risk
                                              Factors--Limited Nature of
                                              Rating" in the Prospectus.  [The
                                              Class B Certificates are not
                                              offered hereby.]

[Listing  . . . . . . . . . . . . . . . .  Application will be made to list the
                                              [Class A] [Class B] Certificates
                                              on the [Luxembourg Stock
                                              Exchange] [other exchange].]

                                  RISK FACTORS

         Potential investors should consider, among other things, the risk factors discussed under "Risk Factors" in the Prospectus and the following risk factors in connection with the purchase of the Certificates.

         Limited Amounts of Credit Enhancement. Although Credit Enhancement with respect to the Class A Certificates will be provided by the subordination of the Class B Certificates to the Class A Certificates to the extent described herein [and by the Cash Collateral Account (up to the Initial [Shared] [Cash] Collateral Amount)] [[and by the Credit Enhancement], and with respect to the Class B Certificates, will be provided by [the Cash Collateral Account] [Credit Enhancement], the amount available thereunder is limited, [is expected to] [may] decline during the [Controlled Amortization] [Accumulation] Period or the Early Amortization Period and will be reduced by payments made pursuant thereto. If the amount available under [the Cash Collateral Account] [the Credit Enhancement] has been reduced to zero, [Class A] Certificateholders [and Class B Certificateholders] will [each] bear directly the credit and other risks associated with their respective undivided interests in the Trust.

         Effect of Subordination of Class B Certificates; Principal Payments. The Class B Certificates are subordinated in right of payment of principal to the Class A Certificates. [Payments of principal in respect of the Class B Certificates will not commence until after the final principal payment with respect to the Class A Certificates has been made as described herein.] Moreover, the Class B Invested Amount is subject to reduction if the Required Amount for any Monthly Period is greater than zero and is not funded from Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]], amounts [on deposit in the Cash Collateral Account and available to make payments with respect to the Class A Certificates] [available under the Credit Enhancement], [Reallocated Principal Collections] [and reductions in the Enhancement Invested Amount, if any]. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocable to the Class B Certificateholders' Interest in future Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. See "Series Provisions--Allocation Percentages" and "--Subordination of the Class B Certificates" herein. If the Class B Invested Amount is reduced to zero, the holders of the Class A Certificates will bear directly the credit and other risks associated with their undivided interest in the Trust.


                            MATURITY CONSIDERATIONS

         The Pooling and Servicing Agreement and the Series [199_-__] Supplement (defined herein) provide that the Class A Certificateholders will not receive payments of principal until [the first Distribution Date with respect to the [Controlled Amortization Period], which is the __________, 199_ Distribution Date,] [__________, 199_ (the "[Class A] Expected Final Payment Date")], or earlier in the event of a Pay Out Event which results in the commencement of the Early Amortization Period. Class A Certificateholders will receive payment of principal on each Distribution Date following the Monthly Period in which a Pay Out Event occurs (each such Distribution Date, a "Special Payment Date") until the Class A Invested Amount has been paid in full or the Termination Date has occurred. [The Class B Certificateholders will not begin to receive payments of principal until the final principal payment on the Class A Certificates has been made.]

         [On each Distribution Date during the Controlled Amortization Period, the Class A Certificateholders will be entitled to receive monthly payments of principal [until the Class A Certificates have been paid in full, and then the Class B Certificateholders will be entitled to receive monthly payments of principal] equal to the least of (a) Available Principal Collections (see "Series Provisions--Principal Repayments") for the related Monthly Period on deposit in the Collection Account, (b) the [applicable] Controlled Distribution Amount, which is equal to the sum of the [applicable] Controlled Amortization

Amount and any existing [applicable] Deficit Controlled Amortization Amount (both as defined under "Series Provisions--Application of Collections--Payments of Principal") and (c) the Class A Invested Amount.(5)/ [After the Class A Invested Amount has been paid in full, the Principal Allocation Percentage of collections of Principal Receivables received during any Monthly Period and the other amounts described above will be distributed to the holders of the Class B Certificates on each Distribution Date until the earlier of the date the Class B Invested Amount has been paid in full and the Termination Date.]

         [On each Distribution Date during the Class A Controlled Accumulation Period, amounts equal to the least of (a) Available Principal Collections (see "Series Provisions--Principal Payments") for the related Monthly Period on deposit in the Collection Account, (b) the [applicable] Controlled Deposit Amount, which is equal to the sum of the [applicable] Controlled Accumulation Amount for such Monthly Period and any [applicable] Deficit Controlled Accumulation Amount (both as defined under "Series Provisions--Application of Collections--Payments of Principal") and (c) the Class A Adjusted Invested Amount will be deposited in the Principal Funding Account [held by the Trustee] (the "Principal Funding Account") until the Principal Funding Account Balance is equal to the Class A Invested Amount. [After the Class A Invested Amount has been paid in full, on each Distribution Date during the Class B Controlled Accumulation Period, amounts equal to the least of (a) Available Principal Collections for the related Monthly Period on deposit in the Collection Account, (b) the [applicable] Controlled Deposit Amount, which is equal to the sum of the [applicable] Controlled Accumulation Amount for such Monthly Period and any [applicable] Deficit Controlled Accumulation Amount and (c) the Class B Adjusted Invested Amount will be deposited in the Principal Funding Account until the Principal Funding Account Balance is equal to the Class B Invested Amount or, if earlier, the Termination Date. See "Series Considerations--Principal Payments" for a discussion of the circumstances under which the commencement of the Controlled Accumulation Period may be delayed.]

         [The Transferor may, at or after the time at which the [Controlled Amortization] [Accumulation] Period commences for Series [199_-__], cause the Trust to issue another Series (or some portion thereof, to the extent that the full principal amount of such other Series is not otherwise outstanding at such time) as a Paired Series with respect to Series [199_-__]. Although no assurances can be given as to whether such other Series will be issued and, if issued, the terms thereof, the outstanding principal amount of such Series may vary from time to time whether or not a Pay Out Event occurs with respect to the Certificates, and the interest rate with respect to certificates of such other Series may be established on its date of issuance and may be reset periodically at intervals of from one day to [____] days. Further, since the terms of the Certificates will vary from the terms of such other Series, the Pay Out Events with respect to such other Series will vary from the Pay Out Events with respect to Series [199_-__] and may include Pay Out Events which are unrelated to the status of the Transferor or the Servicer or the Receivables, such as Pay Out Events related to the continued availability and rating of certain providers of Series Enhancement to such other Series. If a Pay Out Event does occur with respect to any such Paired Series prior to the payment in full of the Certificates, the final payment of principal to the Certificateholders may be delayed.]

         [Should a Pay Out Event occur with respect to the Certificates and the Early Amortization Period commence or should the [Class A] Invested Amount not be paid in full on [the __________ Distribution Date] [the [Class A] Expected Final Payment Date], any amount on deposit (a) in the Principal Funding Account will be paid to the Certificateholders on the first Special Payment Date and] the Certificateholders will be entitled to receive Available Principal Collections on each Distribution Date with respect to such Early Amortization Period or following the [_________ Distribution Date] [Expected Final Payment Date], as the case may be, as described herein until the Invested Amount is paid in full or until the Termination Date occurs and] [(b) in the Special Funding Account will be released and treated as Shared Principal




- --------------------

(5)/ There may be different Controlled Amortization Amounts for Class A and Class B Certificates.

Collections to the extent needed to cover principal payments due to or for the benefit of any Series entitled to the benefits of Shared Principal Collections]. See "Description of the Certificates--Pay Out Events" in the Prospectus and "Series Provisions--Pay Out Events" herein. [In addition, on the first Special Payment Date following the occurrence of an Economic Pay Out Event, after giving effect to any payment of principal on such date as described under "Series Provisions--Application of Collections--Payments of Principal," (a) an amount equal to the lesser of (i) the excess, if any, of the Available [Shared] [Cash] Collateral Amount (after giving effect to any withdrawal from the Cash Collateral Account on such date of amounts to fund the Required Amount and similar amounts for the Class B Certificates) and (ii) the unpaid principal amount of the Class A Certificates (less the Principal Funding Account Balance allocable to the Class A Certificates), will be withdrawn from the Cash Collateral Account and distributed to the Class A Certificateholders as a payment of principal of the Class A Certificates, and (b) an amount equal to the lesser of (i) the [remainder of the] Available [Cash] Collateral Amount and (ii) the unpaid principal amount of the Class B Certificates (less the Principal Funding Account Balance, if any, allocable to the Class B Certificates), will be withdrawn from the Cash Collateral Account and distributed to the Class B Certificateholders as a payment of principal of the Class B Certificates. See "Series Provisions--Principal Payments" and "--Cash Collateral Account."

         The ability of Certificateholders to receive payments of principal [during the Controlled Amortization Period] [on the [applicable] Expected Final Payment Date] depends on the payment rates on the Receivables, the amount of outstanding Receivables, delinquencies, charge-offs and new borrowings on the Accounts and the potential issuance by the Trust of additional Series. Monthly payment rates on the Receivables may vary because, among other things, cardholders may fail to make a required minimum payment, may only make payments as low as the minimum required amount or may make payments as high as the entire outstanding balance. Monthly payment rates may also vary due to seasonal purchasing and payment habits of cardholders and to changes in any terms of rebate programs in which cardholders participate. See the table entitled "Cardholder Monthly Payment Rates for the Designated Portfolio" under "The Designated Portfolio" herein. The Transferor cannot predict, and no assurance can be given, as to the cardholder monthly payment rates that will actually occur in any future period, as to the actual rate of payment of principal of the Certificates or whether the terms of any subsequently issued Series might have an impact on the amount or timing of any such payment of principal. See "Risk Factors--Payment and Maturity Considerations; Dependency on Cardholder Repayments" and "Description of the Certificates--Shared Principal Collections" in the Prospectus.

         In addition, the amount of outstanding Receivables and the delinquencies, charge-offs and new borrowings on the Accounts may vary from month to month due to seasonal variations, the availability of other sources of credit, legal factors, general economic conditions and spending and borrowing habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio, and thus the rate at which Certificateholders could expect to receive payments of principal on their Certificates during the [Controlled Amortization Period or the] Early Amortization Period [or the rate at which the Principal Funding Account could be funded during the Controlled Accumulation Period], will be similar to the historical experience set forth in the table entitled "Cardholder Monthly Payment Rates for the Designated Portfolio" under "The Designated Portfolio" herein. In addition, the Trust, as a master trust, may issue additional Series from time to time, and there can be no assurance that the terms of any such Series might not have an impact on the timing or amount of payments received by Certificateholders. Further, if a Pay Out Event occurs, the average life and maturity of the Class A Certificates and the Class B Certificates could be significantly reduced.

         Due to the reasons set forth above, there can be no assurance that [principal payments] [deposits in the Principal Funding Account] will be made in accordance with the applicable Controlled [Amortization] [Accumulation] Amounts or that the actual number of months elapsed from the date of issuance of the Class A and Class B Certificates to their respective final Distribution Dates will equal the expected number of months. See "Risk Factors--Payment and Maturity Considerations; Dependency on Cardholder Repayments" in the Prospectus.


                          THE AT&T UNIVERSAL PORTFOLIO

GENERAL

         Set forth below is certain information with respect to the AT&T Universal Portfolio. See "The Credit Card Business of AT&T Universal Card Services Corp." and "The Accounts" in the Prospectus. The Accounts constituting the Trust Portfolio have been randomly selected from the Eligible Accounts in the Designated Portfolio based on certain eligibility criteria specified in the Pooling and Servicing Agreement applied as of ___________, 1995 (the "Initial Cut-Off Date"). There can be no assurance that the yield, loss and delinquency experience with respect to the Receivables will be comparable to that set forth below with respect to the entire AT&T Universal Portfolio.

LOSS AND DELINQUENCY EXPERIENCE

         The following tables set forth the loss and delinquency experience for the AT&T Universal Portfolio for each of the periods shown.

                LOSS EXPERIENCE FOR THE AT&T UNIVERSAL PORTFOLIO
                           IN THOUSANDS OF DOLLARS

                                                                            Year Ended December 31, 19
                                                       ---------------------------------------------------------------------
                                                       [ ] Months Ended [   ], 199[ ]        199[_]     199[_]       199[_]
                                                       --------------------------------     --------   --------     --------
 Average Receivables Outstanding(1)  . . . . . .
 Total Net Charge-offs(2)  . . . . . . . . . . .
 Total Net Charge-offs as a Percentage of
   Average Receivables Outstanding . . . . . . .

- ----------
(1) Calculated as the average of the average monthly beginning and average monthly ending receivables balance.
(2) Net charge-offs include charge-offs of principal and fees net of recoveries during the periods.
(3)      Annualized.

               AVERAGE DELINQUENCIES AS A PERCENTAGE OF THE AT&T
                UNIVERSAL PORTFOLIO(1) IN THOUSANDS OF DOLLARS

                        Average of                 Average of                  Average of                  Average of
                     [_] Months Ended              Year Ended              Four Months Ended               Year Ended
                   [_______ __, 199[_]         December 31, 199[_]        December 31, 199[_]          December 31, 199[_]
- --------------------------------------------------------------------------------------------------------------------------------
   Number of
      Days       Delinquent    Percentage   Delinquent    Percentage    Delinquent   Percentage     Delinquent     Percentage
   Delinquent      Amount         (2)         Amount         (2)          Amount         (2)          Amount          (2)
- --------------------------------------------------------------------------------------------------------------------------------
 1-29(3) . .
 30-59 . . .
 60-89 . . .
 90-119  . .
 120+  . . .
     Total

- ----------
(1)      Average delinquencies are the average of month-end delinquent amounts.
(2) The percentages are the result of dividing average delinquent amounts during the period by average receivables outstanding for the applicable period.
(3) The first delinquent stage for Accounts represents receivables that are 5 to 29 days delinquent.


REVENUE EXPERIENCE

         The revenues for the AT&T Universal Portfolio from finance charges and fees billed to cardholders are set forth in the following tables for each of the periods shown.

         The historical revenue figures in the tables include interest on purchases and cash advances and fees accrued during the cycle. Cash collections on the Receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of finance charges and fees may exceed cash payments as amounts collected on credit card receivables lag behind amounts billed to cardholders. Conversely, as delinquencies decrease, cash payments may exceed billings of finance charges and fees as amounts collected in a current period may include amounts billed during prior periods. Revenues from finance charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic finance charges on the Receivables, the amount of fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases and changes in the level of delinquencies on the Receivables. See "Risk Factors" in the Prospectus.

              REVENUE EXPERIENCE FOR THE AT&T UNIVERSAL PORTFOLIO
                            IN THOUSANDS OF DOLLARS

                                                                               Years Ended December 31,
                                                         ---------------------------------------------------------------------

                                                         [_] Months Ended [___], 199[_]     199[_]       199[_]       199[_]
                                                         --------------------------------  --------    -----------  ----------
 Average Receivables Outstanding (1) . . . . . . . .
 Total Finance Charges and Fees Billed (2) . . . . .
 Total Finance Charges and Fees Billed as a
    Percentage of Average Receivables
    Outstanding  . . . . . . . . . . . . . . . . . .

- ----------
(1) Calculated as the average of the average monthly beginning and average monthly ending receivables balance.
(2) Excludes revenue attributable to Interchange and is net of finance charges accrued on charged-off accounts. Includes revenues attributable to Excluded Receivables and the Account Owner Retained Interest.

         The revenues for the AT&T Universal Portfolio shown in the tables above are related to finance charges, together with fees, billed to holders of the accounts. The finance charge assessed on most of the premium accounts for purchases of merchandise and services in the AT&T Universal Portfolio is lower than the finance charge assessed on most of the nonpremium credit card accounts for such purchases. The revenues related to finance charges depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and paying off credit card account balances over several months as opposed to convenience use, where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding finance charges on purchases, and upon other services of which cardholders choose to avail themselves and which are paid for by the use of the card. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the Banks on the accounts in the AT&T Universal Portfolio and on whether such accounts are nonpremium or premium credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and on the respective percentages of the receivable balances of nonpremium and premium credit card accounts. Revenues could be adversely affected by future changes in the charges and fees assessed by the Account Owners and other factors. See "Certain Legal Aspects of the Receivables--Consumer Protection Laws" in the Prospectus. Neither the Servicer nor any of its affiliates has any basis to predict how any future changes in the usage of the accounts by cardholders or in the terms of accounts may affect the revenue for the AT&T Universal Portfolio.

PAYMENT RATES

         The following table sets forth the highest and lowest cardholder monthly payment rates for the Designated Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on payments of principal receivables and finance charge receivables with respect to the Accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                              DESIGNATED PORTFOLIO

                                                                               Year Ended December 31, 19
                                                        -------------------------------------------------------------------------
                                                        [ ] Months Ended [  ], 199[ ]         199[_]       199[_]         199[_]
                                                        -------------------------------     ----------   ----------    ----------
 Lowest  . . . . . . . . . . . . . . . . . . . .
 Highest . . . . . . . . . . . . . . . . . . . .
 Monthly Average . . . . . . . . . . . . . . . .                     (1)

- ----------
(1)      Annualized.


                                THE RECEIVABLES

         The Receivables in the Trust Portfolio, as of [__________ ___], [199_] the [Initial Cut-Off Date][Series Cut-Off Date], included $[_________] of Principal Receivables and $[__________] of Finance Charge Receivables. The Accounts had an average Principal Receivable balance of $[__________] and an average credit limit of $[__________]. The percentage of the aggregate total Receivables balance to the aggregate total credit limit was [___]%. The average age of the Accounts was approximately [____] months. As of the [Initial Cut-Off Date][Series Cut-Off Date], all of the Accounts in the Trust Portfolio were VISA or MasterCard credit card accounts, of which [____]% were classic accounts and [____]% were gold accounts, and the aggregate Principal Receivable balances of classic accounts and gold accounts, as a percentage of the total aggregate Principal Receivables, were [____]% and [____]%, respectively.

         The following tables summarize the Trust Portfolio by various criteria as of the [Initial Cut-Off Date][Series Cut-Off Date]. References to "Receivables Outstanding" in the following tables include both Finance Charge Receivables and Principal Receivables. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.


                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO


                                                       Percentage
                                                        of Total                      Percentage
                                        Number of      Number of                       of Total
        Account Balance Range            Accounts       Accounts       Receivables    Receivables
        ---------------------            --------       --------       -----------    -----------
 Credit Balance  . . . . . . . . . .                           %       $                         %
 No Balance  . . . . . . . . . . . .
 $0.01 - $500.00 . . . . . . . . . .
 $500.01 - $1,000.00 . . . . . . . .
 $1,000.01 - $3,000.00 . . . . . . .
 $3,000.01 - $5,000.00 . . . . . . .
 $5,000.01 - $10,000.00  . . . . . .
 $10,000.01 or more  . . . . . . . .
                                      -------------        ------    --------------        ------
         TOTAL   . . . . . . . . . .                       100.0%    $                     100.0%
                                      =============        ======    ==============        ======



                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                       Percentage
                                                        of Total                      Percentage
                                        Number of      Number of                       of Total
          Credit Limit Range             Accounts       Accounts       Receivables    Receivables
          ------------------             --------       --------       -----------    -----------
 Less than $500.01 . . . . . . . . .                           %     $                          %
 $500.01 - $1,000.00 . . . . . . . .
 $1,000.01 - $3,000.00 . . . . . . .
 $3,000.01 - $5,000.00 . . . . . . .
 $5,000.01 - $10,000.00  . . . . . .
 $10,000.01 - $15,000.00 . . . . . .
                                      -------------        ------    --------------        ------
         TOTAL   . . . . . . . . . .                       100.0%    $                     100.0%
                                      =============        ======    ==============        ======



                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO


                                                       Percentage
                                                        of Total                      Percentage
                                        Number of      Number of                       of Total
        Period of Delinquency            Accounts       Accounts       Receivables    Receivables
        ---------------------            --------       --------       -----------    -----------
 Not Delinquent  . . . . . . . . . .                            %    $                          %
 Up to 29 Days . . . . . . . . . . .
 30 to 59 Days . . . . . . . . . . .
 60 to 89 Days . . . . . . . . . . .
 90 or More Days . . . . . . . . . .
                                      -------------        ------    --------------        ------
         TOTAL   . . . . . . . . . .                       100.0%    $                     100.0%
                                      =============        ======    ==============        ======




                           COMPOSITION BY ACCOUNT AGE
                                TRUST PORTFOLIO

                                                       Percentage
                                                        of Total                      Percentage
                                        Number of      Number of                       of Total
             Account Age                 Accounts       Accounts       Receivables    Receivables
             -----------                 --------       --------       -----------    -----------
 Not More than 6 Months  . . . . . .                            %    $                          %
 Over 6 Months to 12 Months  . . . .
 Over 12 Months to 24 Months . . . .
 Over 24 Months to 36 Months . . . .
 Over 36 Months to 48 Months . . . .
 Over 48 Months to 60 Months . . . .
 Over 60 Months to 72 Months . . . .
 Over 72 Months  . . . . . . . . . .
                                      -------------        ------    --------------        ------
         TOTAL   . . . . . . . . . .                       100.0%    $                     100.0%
                                      =============        ======    ==============        ======

                      GEOGRAPHIC DISTRIBUTION OF ACCOUNTS
                                TRUST PORTFOLIO

                                                       Percentage
                                                        of Total                                   Percentage
 State or                         Number of             Number of                                   of Total
 Territory                        Accounts              Accounts            Receivables           Receivables
 ---------                        ---------             ---------           -----------           -----------
 Alabama . . . . . .                                            %        $                                  %
 Alaska  . . . . . .
 Arizona . . . . . .
 Arkansas  . . . . .
 California  . . . .
 Colorado  . . . . .
 Connecticut . . . .
 Delaware  . . . . .
 District of
 Columbia  . . . . .
 Florida . . . . . .
 Georgia . . . . . .
 Guam  . . . . . . .
 Hawaii  . . . . . .
 Idaho . . . . . . .
 Illinois  . . . . .
 Indiana . . . . . .
 Iowa  . . . . . . .
 Kansas  . . . . . .
 Kentucky  . . . . .
 Louisiana . . . . .
 Maine . . . . . . .
 Maryland  . . . . .
 Massachusetts . . .
 Michigan  . . . . .
 Minnesota . . . . .
 Mississippi . . . .
 Missouri  . . . . .
 Montana . . . . . .
 Nebraska  . . . . .
 Nevada  . . . . . .
 New Hampshire . . .
 New Jersey  . . . .
 New Mexico  . . . .
 New York  . . . . .
 North Carolina  . .
 North Dakota  . . .
 Ohio  . . . . . . .
 Oklahoma  . . . . .
 Oregon  . . . . . .
 Pennsylvania  . . .
 Puerto Rico . . . .
 Rhode Island  . . .
 South Carolina  . .
 South Dakota  . . .
 Tennessee . . . . .
 Texas . . . . . . .
 Utah  . . . . . . .
 Vermont . . . . . .
 Virgin Islands  . .
 Virginia  . . . . .
 Washington  . . . .
 West Virginia . . .
 Wisconsin . . . . .
 Wyoming . . . . . .

                            ---------------          ------------       ---------------       ---------------
      TOTAL  . . . .                                       100.0%       $                              100.0%
                            ===============          ============       ===============       ===============

                                USE OF PROCEEDS

         The net proceeds from the sale of the Certificates will be paid to the Transferor. The Transferor will use such proceeds to pay UCS the purchase price of the Receivables and UCS will use such proceeds primarily for repayment of intercompany loans from AT&T.


                               THE ACCOUNT OWNERS

         In its [______ __, 199_] Call Report, Universal Bank reported total deposits of approximately $[_______], total assets of approximately $[_______] and total equity of approximately $[_______]. In its [_____ __, 199_] Call Report, CB&T reported total deposits of approximately $[_____], total assets of approximately $[________] and total equity of approximately $[_____]. A Call Report is required to be prepared in accordance with regulatory accounting principles, which differ in some respects from generally accepted accounting principles. See "Universal Bank, N.A." and "Columbus Bank and Trust Company" in the Prospectus.

                                  THE SERVICER

         As of [_________ __], 199[_], UCS had approximately $[_______] in total assets, approximately $[_______] in total liabilities and approximately $[________] in shareholder's equity.


                               SERIES PROVISIONS

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement and a Series Supplement specifying the Principal Terms of the Certificates (the "Series [199_-__] Supplement"), the forms of which have been filed as exhibits to the Registration Statement of which the Prospectus and this Prospectus Supplement are a part. The following summary describes certain terms applicable to the Certificates. Reference should be made to the Prospectus for additional information concerning the Certificates and the Pooling and Servicing Agreement. See "The Pooling and Servicing Agreement" in the Prospectus.

INTEREST PAYMENTS

         Interest on the Class A Certificates and the Class B Certificates will accrue from the Closing Date on the Class A Invested Amount and Class B Invested Amount at the Class A Certificate Rate and Class B Certificate Rate, respectively. Interest will be distributed on [__________ __, 199_], and on each Interest Payment Date thereafter to the Certificateholders in whose names the Certificates were registered at the close of business on the last day of the calendar month preceding the date of such payment (each, a "Record Date"). Interest for any Interest Payment Date will accrue from and including the preceding Interest Payment Date (or in the case of the first Interest Payment Date, from and including the Closing Date) but excluding the next Interest Payment Date (each, an "Interest Period").

         Interest payments on the Class A Certificates for each Interest Payment Date will be calculated on the Class A Invested Amount as of the preceding Record Date (or in the case of the initial Interest Payment Date, on the initial Class A Invested Amount) based upon the Class A Certificate Rate. Interest will be calculated on the basis of a [360-day][365-day] year [consisting of twelve 30-day months]. Interest payments in respect of the Class A Certificates on any Interest Payment Date will be funded from collections of Finance Charge Receivables allocated to the Class A Certificateholders' Interest during the [____] preceding Monthly Period[s] and other Class A Available Funds allocated to the Class A Certificateholders' Interest for such Monthly Period[s]. To the extent [the sum of (i)] the product of the Class A Floating Percentage of the Floating Allocation Percentage of collections of Finance Charge Receivables during the preceding [____] Monthly Period[s] [and (ii) other Class A Available Funds allocated to the Class A Certificateholders' Interest for such Monthly Period[s]] is insufficient to pay such interest, Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]] [amounts on deposit in the Cash Collateral Account up to the Available [Shared] [Cash] Collateral Amount] [Credit Enhancement] [and] Reallocated Principal Collections will be used to make such payments. "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of [(i)] the Class A Floating Percentage of [collections of Finance Charge Receivables] [Reallocated Investor Finance Charge Collections] allocated to the Certificates with respect to such Monthly Period [including any investment earnings that are to be treated as collections of Finance Charge Receivables in accordance with the Pooling and Servicing Agreement]; [(ii) the [Class A Floating Percentage of the] amount of any earnings transferred from the Pre-Funding Account to the Collection Account on such Distribution Date] [and (iii) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period, Principal Funding Investment Proceeds [and Interest Funding Investment Proceeds], if any, with respect to the related Distribution Date and (iv) amounts, if any, to be withdrawn from the Reserve Account that must be included in Class A Available Funds pursuant to the Series [199_-__] Supplement with respect to such Distribution Date].

         Interest payments on the Class B Certificates for each Interest Payment Date will be calculated on the Class B Invested Amount as of the preceding Record Date (or in the case of the initial Interest Period, on the initial Class B Invested Amount) based upon the Class B Certificate Rate. Interest will be calculated on the basis of [____]. Interest payments in respect of the Class B Certificates on any Interest Payment Date will be funded from collections of Finance Charge Receivables allocated to the Class B Certificateholders' Interest during the [____] preceding Monthly Period[s] [and other Class B Available Funds allocated to the Class B Certificateholders' Interest for such Monthly Period[s]], and, if necessary, from Excess Spread [and] [Excess Finance Charge Collections allocated to Series [199_-__] [Credit Enhancement] [amounts in the Cash Collateral Account up to the Available [Shared] [Cash] Collateral Amount]. ["Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (i) the Class B Floating Percentage of [collections of Finance Charge Receivables] [Reallocated Investor Finance Charge Collections] allocated to the Certificates with respect to such Monthly Period [(ii) if such Monthly Period relates to a Distribution Date that occurs on or after the Class B Principal Commencement Date, Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date] [and (iii) amounts, if any, withdrawn from the Reserve Account that must be included in Class B Available Funds pursuant to the Series [199_-__] Supplement with respect to such Distribution Date].]

PRINCIPAL PAYMENTS

         During the Revolving Period (which begins on the Closing Date and ends on the day before the commencement of the [Controlled Amortization Period] [Controlled Accumulation Period] or, if earlier, the Early Amortization Period), no principal payments will be made to Certificateholders. [During the Controlled Amortization Period, which is scheduled to begin on __________, 199_, and during the Early Amortization Period, which will begin upon the occurrence of a Pay Out Event, and until the Termination Date occurs, principal will be paid first to the Class A Certificateholders [until the Class A Invested Amount has been paid in full], and [then] to the Class B Certificateholders until the Class B Invested Amount has been paid in full.] [During the Controlled Accumulation Period (on or prior to the respective Expected Final Payment Dates), principal will be deposited in the Principal Funding Account as described below and on the Class A Expected Final Payment Date will be distributed to Class A Certificateholders up to the Class A [Adjusted] Invested Amount and then to Class B Certificateholders on the Class B Expected Final Payment Date up to the Class B [Adjusted] Invested Amount. During the Early Amortization Period, which will begin upon the occurrence of a Pay Out Event, and until the Termination Date occurs, principal will be paid first to the Class A Certificateholders until the Class A [Adjusted] Invested Amount has been paid in full, and then to the Class B Certificateholders until the Class B [Adjusted] Invested Amount has been paid in full.

         [At the end of the Funding Period, which is the __________ Distribution Date, the Class A Certificateholders and the Class B
Certificateholders will be paid all funds [(except investment earnings thereon)] remaining in the Pre-Funding Account (pro rata, on the basis of the ratio of the Class A Invested Amount and the Class B Invested Amount to the Invested Amount.]

         [On each Interest Payment Date with respect to the Controlled Amortization Period unless [the Class A Invested Amount has been paid in full or] an Early Amortization Period commences, the Class A Certificateholders will be entitled to receive [for each related Monthly Period since the previous Interest Payment Date] the lesser of (a) collections of Principal Receivables received during [each] such Monthly Period allocated to the Certificates (other than Reallocated Principal Collections applied to fund the Required Amount) [Shared Principal Collections allocated to Series [199_-__] [and] [other amounts] (collectively, "Available Principal Collections"), and (b) the Class A Controlled Distribution Amount.] [After payment in full of the Class A Invested Amount,] the Class B Certificateholders will be entitled to receive on each Interest Payment Date [during the Class B Controlled Amortization Period] the least of (i) the amount of Available Principal Collections, [(ii) the Class B Controlled Distribution Amount], and (iii) the Class B Invested Amount, until the earlier of the date the Class B Invested Amount is paid in full and the Termination Date.]

         [On each Distribution Date with respect to the Class A Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the [applicable] Controlled Deposit Amount for such Distribution Date and (c) the Class A Adjusted Invested Amount, until the Principal Funding Account Balance equals the Class A Invested Amount. Amounts on deposit in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Expected Final Payment Date. [After the Class A Invested Amount has been paid in full, on each Distribution Date during the Class B Controlled Accumulation Period, amounts equal to the least of (i) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (less the portion of Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) the [applicable] Controlled Deposit Amount for such Distribution Date and (iii) the Class B Adjusted Invested Amount will be deposited in the Principal Funding Account until the earlier of the date the Class B Invested Amount is paid in full and the Termination Date.] Amounts on deposit in the Principal Funding Account in respect of the Class B Certificates will be paid to the Class B Certificateholders on the Class B Expected Final Payment Date. If a Pay Out Event occurs with respect to the Certificates during the Controlled Accumulation Period, the Early Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid first to the Class A Certificateholders on the first Special Payment Date and then, to the extent the Class A Invested Amount is paid in full, to the Class B Certificateholders. [If on an Expected Final Payment Date, moneys on deposit in the Principal Funding Account are insufficient to pay the scheduled principal amount, a Pay Out Event will occur and the Early Amortization Period will commence. After payment in full of the Class A Invested Amount, the Class B Certificateholders will be entitled to receive an amount equal to the Class B Invested Amount.] "Available Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (1) an amount equal to the Principal Allocation Percentage of all collections of Principal Receivables received during such Monthly Period (less the amount of Reallocated Principal Collections with respect to such Monthly Period used to fund the Required Amount)[, (2) any Shared Principal Collections with respect to other Principal Sharing Series that are allocated to Series [199_-__]] and (3) any other amounts which pursuant to the Series [199_-__] Supplement are to be treated as Available Principal Collections with respect to the related Distribution Date [other amounts].]

         [The Class A Controlled Accumulation Period is currently expected to commence at the close of business on the last business day of [__________, 199_]; however, the date on which the Class A Controlled Accumulation Period actually commences may be delayed if the Class A Controlled Accumulation Period Length (determined as described below) is less than the number of months remaining between each Period Length Determination Date (defined herein) and the [Class A] Expected Final Payment Date. Beginning on the Determination Date immediately preceding the [__________, 199_] Distribution Date and on each Determination Date thereafter until the Class A Accumulation Date actually commences (each, a "Period Length Determination Date"), the Transferor will determine the "Class A Controlled Accumulation Period Length" [based on, among other things, the then current principal payment rate on the Accounts and the principal amount of Series that are entitled to share principal with Series [199_-__]]; provided, however, that the Class A Controlled Accumulation Period Length will not be less than [____] months]. If the Class A Controlled Accumulation Period Length is less than the number of months remaining between the related Period Length Determination Date and the [Class A] Expected Final Payment Date, the Class A Controlled Accumulation Period will commence later than the last business day of [__________, 199_] and the number of months in the Class A Controlled Accumulation Period will be equal to the Class A Controlled Accumulation Period Length. [Notwithstanding the foregoing, unless a Pay Out Event [or a Reinvestment Event] occurs with respect to the Certificates, the Class A Controlled Accumulation Period will commence on the last business day of [__________, 199_] if, prior to such date, a Pay Out Event [or a Reinvestment Event] shall have occurred with respect to any other Series (other than a Series that does not share principal with Series [199_-__]).]
The effect of the foregoing calculation is to reduce the Class A Controlled Accumulation Period Length based on the invested amounts of other Principal Sharing Series that are scheduled to be in their revolving periods and thus scheduled to create Shared Principal Collections during the Class A Controlled Accumulation Period. In addition, if the Class A Controlled Accumulation Period Length shall have been determined to be less than [____] months and, after the date on which such determination is made, a Pay Out Event [or a Reinvestment Event] shall occur with respect to any outstanding Series, the Class A Controlled Accumulation Period will commence on the earlier of (i) the date that such Pay Out Event [or Reinvestment Event] shall have occurred with respect to such Series and (ii) the date on which the Class A Controlled Accumulation Period is then scheduled to commence.](6)/

         On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount has been paid in full or the Termination Date occurs, the holders of the Class A Certificates will be entitled to receive Available Principal Collections in an amount up to the Class A Invested Amount. [After payment in full of the Class A Invested Amount, the holders of the Class B Certificates will be entitled to receive on each Distribution Date Available Principal Collections until the earlier of the date the Class B Invested Amount is paid in full and the Termination Date.]
[In addition, on the first Special Payment Date following the occurrence of an Economic Pay Out Event, after giving effect to any payment of principal on such date as described under "Series Provisions--Application of Collections--Payments of Principal," principal payments will be made to the Class A Certificateholders and the Class B Certificateholders from amounts on deposit in the Cash Collateral Account as described under "--Cash Collateral Account" below.]

         [On each Distribution Date commencing with the Class B Principal Commencement Date, [unless an Economic Pay Out Event has occurred,] a withdrawal will be made from the Cash Collateral Account to pay principal with respect to the Class B Certificates to the extent that the Class B Initial Invested Amount less the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders [or deposited in the Principal Funding Account in respect of the Class B Certificates] exceeds the Class B Invested Amount on the last day of the related Monthly Period (determined after giving




- --------------------

(6)/ Different Series may have different methods of determining the Accumulation Period Length.

effect to any change made to the Class B Invested Amount as a result of unreimbursed charge-offs on the following Distribution Date).]

SUBORDINATION OF THE CLASS B CERTIFICATES [AND THE COLLATERAL INTEREST]

         The Class B Certificateholders' Interest [and the Collateral Interest] will be subordinated [(other than with respect to the [Initial Class B Collateral Amount]] to the extent necessary to fund payments with respect to the Class A Certificates. [In addition, the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates. If the Collateral Interest is reduced to zero, holders of the Class B Certificates will bear directly the credit and other risks associated with their interest in the Trust.] To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. See "--Allocation Percentages," "--Reallocation of Cash Flows; Class B Invested Amount," ["--Application of Collections--[Excess Spread]; [Excess Finance Charge Collections]" below].

[FUNDING PERIOD]

         [During the period from and including the Closing Date to but excluding the earliest of (i) the day on which the Invested Amount equals the [Full Invested Amount], (ii) the day on which a Pay Out Event occurs and (iii) the __________, 199_ Distribution Date (the "Funding Period"), the Pre-Funding Amount will be held in a trust account established with the Trustee for the benefit of the Certificateholders (the "Pre-Funding Account"). The Pre-Funding Amount will equal $[__________].

         Funds on deposit in the Pre-Funding Account will be invested by the Trustee [in certain Eligible Investments] [pursuant to a guaranteed rate agreement] [guaranteed investment contract]. Investment earnings on the Pre-Funding Amount (net of investment losses and investment expenses) will be used to pay interest on the [Class A] [and] [Class B] Certificates during the Funding Period.

         During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount. The Transferor expects that the Invested Amount will equal the [Full Invested Amount] by the [__________, 199_] Monthly Period. In the event that the Invested Amount does not for any reason equal the [Full Invested Amount] by the end of the Funding Period, any amount remaining in the Pre-Funding Account will be payable to the [Class A] [and] [Class B] Certificateholders [pro rata, on the basis of the ratio of the Class A Invested Amount and the Class B Invested Amount, respectively, to the Invested Amount as of the last day of the related Monthly Period] on the Distribution Date on which the Funding Period ends.]

ALLOCATION PERCENTAGES

         Pursuant to the Pooling and Servicing Agreement, the Servicer will allocate among the Invested Amount, the certificateholders' interest for all other Series of certificates issued and outstanding and the Transferors' Interest, all collections of Finance Charge Receivables and Principal Receivables and the Defaulted Amount with respect to such Monthly Period as described under "Allocations" in the Prospectus.

         [Collections of Finance Charge Receivables] [Reallocated Investor Finance Charge Collections] and the Defaulted Amount with respect to any Monthly Period will be allocated to the Invested Amount based on the Floating Allocation Percentage. The "Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the [Adjusted] Invested Amount [and the Enhancement Invested Amount, if any,] as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (a) [the sum of] the total amount of the Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) [and the principal amount on deposit in the Special Funding Account as of such day] and (b) the Series Allocation Percentage. [Appropriate adjustments to the calculation methodology will be made to accommodate changes in the Invested Amount during the Funding Period.] Such amounts so allocated to the Invested Amount will be further allocated between the Class A Certificateholders and Class B Certificateholders [and the Collateral Interest] in accordance with the Class A Floating Percentage and the Class B Floating Percentage [and the Collateral Percentage], respectively. The "Class A Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A [Adjusted] Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing
Date) and the denominator of which is equal to the [Adjusted] Invested Amount as of the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount). The "Class B Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B [Adjusted] Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the [Adjusted] Invested Amount at the close of business on such day (or with respect to the first Monthly Period, the initial Invested Amount). [The "Collateral Percentage" means, with respect to any Monthly Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the preceding Monthly Period [or, during an amortization period[, an Early Accumulation Period] or a Controlled Accumulation Period, as of the last day of the Revolving Period] and the denominator of which is equal to the [Adjusted] Invested Amount as of the close of business on such day.]

         Series Allocable Collections will be allocated to the Invested Amount based on the Principal Allocation Percentage. The "Principal Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (b) during the [Accumulation] [Controlled Amortization] Period or the Early Amortization Period, the Series Adjusted Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (i) [the sum of the] total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period [and the principal amount on deposit in the Special Funding Account as of such last day] (or, in the case of the first Monthly Period, the Closing Date) and (ii) the Series Allocation Percentage as of the last day of the immediately preceding Monthly Period; [provided, however, that because the Certificates offered hereby are subject to being paired with a future Series, if a Pay Out Event [or a Reinvestment Event] occurs with respect to a Paired Series during the Controlled [Amortization] [Accumulation] Period with respect to Series [199_-__], the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that such numerator is not less than [the [Adjusted] Invested Amount as of the last day of the Revolving Period for such Paired Series] and the Transferor shall have received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition. Such amounts so allocated to the Invested Amount will be further allocated between the Class A Certificates and the Class B Certificates [and the Collateral Interest] based on the Class A Principal Percentage and the Class B Principal Percentage [and the Collateral Percentage], respectively.
The "Class A Principal Percentage" means, with respect to any Monthly Period
(a) during the Revolving Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Class A Initial Invested Amount), and the denominator of which is equal to the Invested Amount as of such day, (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the [Controlled Accumulation Period] [Controlled Amortization Period] [Early Accumulation Period] or the Early Amortization Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator or which is the Invested Amount as of such day. The "Class B Principal Percentage" means, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is the Invested Amount as of such day (or, in the case of the first Monthly Period, the Initial Invested Amount) and (ii) during the [Controlled Accumulation Period] [Controlled Amortization Period] [Early Accumulation Period] or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period, and the denominator of which is the Class B Invested Amount as of such day.

         [Notwithstanding the foregoing, in any Monthly Period in which there occurs (a) an Addition Date or (b) a Removal Date, the amount of Principal Receivables used for the denominator in the calculation of the Floating Allocation Percentage and the Principal Allocation Percentage described above will be (i) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period] [; provided, however, that with respect to any Monthly Period during the Funding Period in which the Invested Amount is increased pursuant to the Series [199_-__] Supplement, the numerator in the calculation of the Floating Allocation Percentage and the Principal Allocation Percentage described above will be (1) the Invested Amount at the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the day the Invested Amount is increased and (2) the Invested Amount at the end of the day on which the Invested Amount is increased for the period from and including such day to and including the last day of such Monthly Period].

         As used herein, the following terms have the meanings indicated:(7)/

         "Class A Invested Amount" for any date means an amount equal to (i) the Class A Initial Invested Amount, less (ii) the amount of principal payments made to holders of the Class A Certificates on or prior to such date, less
(iii) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Distribution Dates prior to such date.

         "Class B Invested Amount" for any date means an amount equal to (i) the Class B Initial Invested Amount, less (ii) the amount of principal payments made to holders of the Class B Certificates on or prior to such date [(other than principal payments made from the proceeds of amounts received from the Cash Collateral Account for the purpose of reimbursing previous reductions in the Class B Invested Amount)], less (iii) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, less (iv) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Required Amount with respect to such Distribution Dates [(excluding any Reallocated Principal




- --------------------

(7)/ Appropriate changes to Invested Amount definitions must be made for a prefunded Series.

Collections that have resulted in a reduction of the [Collateral Interest] [Enhancement Invested Amount)], less (v) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates as described herein under "--Defaulted Receivables; Investor Charge-Offs," and plus (vi) the aggregate amount of Excess Spread and [Excess Finance Charge Collections allocated to Series [199_-__]] [other amounts] applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(iii), (iv) and (v).

         ["Class A Adjusted Invested Amount" for any date means an amount equal to the then current Class A Invested Amount less the funds on deposit in the Principal Funding Account on such date.]

         ["Class B Adjusted Invested Amount" for any date means (a) if such date occurs prior to the Class B Principal Commencement Date, an amount equal to the Class B Invested Amount and (b) if such date occurs on or after the Class B Principal Commencement Date, an amount equal to the Class B Invested Amount less the funds on deposit in the Principal Funding Account on such date].

         ["Collateral Interest" for any date means an amount equal to (a) the initial Collateral Interest, less (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, less (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates, less (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates, less (e) an amount equal to the aggregate amount by which the Collateral Interest has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described under "--Defaulted Receivables; Investor Charge-Offs," and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Interest may not be reduced below zero.]

         ["Enhancement Invested Amount" for any date means an amount equal to
(a) the amount withdrawn from the Cash Collateral Account and applied to the payment of principal of the Certificates on the first Special Payment Date following an Economic Pay Out Event, less (b) the amount of principal payments made to the Cash Collateral Depositor prior to such day, less (c) the aggregate amount by which the Enhancement Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described below, less (d) the amount by which the Enhancement Invested Amount has, been reduced by Reallocated Principal Collections applied to reimburse the Required Amount and plus (e) the aggregate amount of Excess Spread [Excess Finance Charge Collections allocated to Series [199_-__]] [other amounts] applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d). In the absence of the occurrence of an Economic Pay Out Event and a related withdrawal from the Cash Collateral Account to pay principal of the Certificates, the Enhancement Invested Amount will be zero.]

         "Invested Amount" for any date means an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount [and the Collateral Interest] on such date.

[PRINCIPAL FUNDING ACCOUNT]

         [The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, the Principal Funding Account as an Eligible Account held for the benefit of the Certificateholders. During the Controlled Accumulation Period [or any Early Accumulation Period], the Servicer will transfer collections in respect of Principal Receivables [and Shared Principal Collections allocated to Series [199_-__]] [other amounts] to be treated in the same manner as collections of Principal Receivables from the Collection Account to the Principal Funding Account as described under "--Application of Collections."

         Unless a Pay Out Event has occurred with respect to the Certificates, all amounts on deposit in the Principal Funding Account (the "Principal Funding Account Balance") on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. On each Distribution Date with respect to the Controlled Accumulation Period [or any Early Accumulation Period] (on or prior to the Class B Expected Final Payment
Date) the interest and other investment income (net of investment expenses and losses) earned on such investments (the "Principal Funding Investment Proceeds") will be withdrawn from the Principal Funding Account and will be treated as a portion of Class A Available Funds, prior to the Class B Principal Commencement Date and, thereafter, as Class B Available Funds. If such investments with respect to any such Distribution Date yield less than the applicable Certificate Rate, the Principal Funding Investment Proceeds with respect to such Distribution Date will be less than the Covered Amount for such following Distribution Date. It is intended that any such shortfall will be funded from Class A Available Funds or Class B Available Funds, as the case may be (including a withdrawal from the Reserve Account, if necessary, as described under "--Reserve Account"), [or a withdrawal from the Cash Collateral Account as described under "--Cash Collateral Account"] [other sources]. The Available Reserve Account Amount and the Available Cash Collateral Amount at any time will be limited and there can be no assurance that sufficient funds will be available to fund any such shortfall. [The "Covered Amount" shall mean (a) for any Distribution Date with respect to the Class A Controlled Accumulation Period [or any Early Accumulation Period] or the first Special Payment Date, if such Special Payment Date occurs prior to the Class B Principal Commencement Date, an amount equal to [one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date and (b) for any Distribution Date with respect to the Class B Controlled Accumulation Period [or any Early Accumulation Period] or the first Special Payment Date, if such Special Payment Date occurs on or after the Class B Principal Commencement Date, an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date] [the product of (i) (A) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the applicable Certificate Rate in effect with respect to such Interest Period, and (ii) the Principal Funding Account Balance as of the last day of the Monthly Period in which such Interest Period ends].]

[RESERVE ACCOUNT]

         [The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account for the benefit of the Certificateholders (the "Reserve Account"). The Reserve Account is intended to help assure the subsequent distribution of interest on the Certificates as provided in this Prospectus Supplement during the Controlled Accumulation Period [or any Early Accumulation Period]. On each Distribution Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__] (in the order of priority described below under "--Application of Collections--Payment of Fees, Interest and Other Items") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). The "Reserve Account Funding Date" will be the Distribution Date with respect to the Monthly Period that begins [____] months prior to the Distribution Date with respect to the first Monthly Period in the [Class A] Controlled Accumulation Period, provided that the Transferor may delay the Reserve Account Funding Date to the earliest of: (a) the Distribution Date with respect to the Monthly Period that begins [____] months prior to the first Monthly Period in the [Class A] Controlled Accumulation Period; (b) the first Distribution Date for which the Portfolio Adjusted Yield is less than [____]%, but in such event the Reserve Account Funding Date does not have to occur earlier than the Distribution Date with respect to the Monthly Period that begins [____] months prior to the commencement of the [Class A] Controlled Accumulation Period; (c) the first Distribution Date for which the Portfolio Adjusted Yield is less than

[____]%, but in such event the Reserve Account Funding Date does not have to occur earlier than the Distribution Date that begins [____] months prior to the commencement of the [Class A] Controlled Accumulation Period; or (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than [____]%, but in such event the Reserve Account Funding Date does not have to occur earlier than the Distribution Date that begins [____] months prior to the commencement of the [Class A] Controlled Accumulation Period or any other date designated by the Transferor, provided that the Transferor has received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition. "Portfolio Adjusted Yield" for any Distribution Date will be equal to the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting [____] from the result for each Monthly Period. The "Required Reserve Account Amount" for any Distribution Date on or after the Reserve Account Funding Date will be equal to [____]% of the Invested Amount as of the preceding Distribution Date, or any other amount designated by the Transferor provided that the Transferor has received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition. On each Distribution Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Reserve Account on such Distribution Date, the Trustee will withdraw from the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and shall distribute such excess to or at the direction of [the Transferor] [the Cash Collateral Depositor] [the Credit Enhancer].

         Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments (the "Interest Funding Investment Proceeds") will be retained in the Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or [distributed to or at the direction of] [the Transferor] [the Cash Collateral Depositor] [the Credit Enhancer] [deposited in the Collection Account for application as Available Funds].

         On or before each Distribution Date with respect to the Controlled Accumulation Period [or any Early Accumulation Period] (on or prior to the Class A Expected Final Payment Date) and on the first Special Payment Date, a withdrawal will be made from the Reserve Account, and the amount of such withdrawal will be deposited in the Collection Account and included in Class A Available Funds, prior to the Class B Principal Commencement Date, and, thereafter, in Class B Available Funds, in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Distribution Date or Special Payment Date and (b) the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided that the amount of such withdrawal will be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Distribution Date or Special Payment Date. On each Distribution Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and the Required Reserve Account Amount for such Distribution Date.

         The Reserve Account will be terminated following the earlier to occur of (a) the termination of the Trust pursuant to the Pooling and Servicing Agreement, (b) the date on which the Certificates are paid in full and (c) if the Controlled Accumulation Period [or any Early Accumulation Period] has not commenced, the occurrence of a Pay Out Event with respect to the Certificates or, if the Controlled Accumulation Period [or any Early Accumulation Period] has commenced, the earlier of the first Special Payment Date and the Class B Expected Final Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to or at the direction of [the Transferor] [the Cash Collateral Depositor] [the Credit Enhancer]. Any amounts withdrawn from the Reserve Account and distributed to or at the direction of [the Transferor] [the Cash Collateral Depositor] [the Credit Enhancer] as described above will not be available for distribution to the Certificateholders.]

REALLOCATION OF CASH FLOWS(8)/

         With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Required Amount"), which will be equal to the amount, if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date[, (iii) any Class A Additional Interest], (iv) the Class A Servicing Fee for such Distribution Date and any unpaid Class A Servicing Fee and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the sum of (A) [the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (B)] the Class A Floating Percentage of the Floating Allocation Percentage [Reallocated Investor Fiance Charge Collections] [collections of Finance Charge Receivables allocated to Series [199_-__]] (including any investment earnings treated as collections of Finance Charge Receivables in accordance with the Pooling and Servicing Agreement) [and (C) the amount of funds, if any, to be withdrawn from the Reserve Account and allocated to the Class A Certificates pursuant to the Pooling and Servicing Agreement]. If the Required Amount is greater than zero, Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]] will be used to pay the Required Amount with respect to such Distribution Date. [If Excess Spread [and such Excess Finance Charge Collections] available with respect to such Distribution Date are less than the Required Amount, amounts available from [[the Cash Collateral Account] [Credit Enhancement] available to pay amounts in respect of the Class A Certificates], will then be used to fund the remaining Required Amount.] If such Excess Spread [and Excess Finance Charge Collections] [and amounts available from the [Cash Collateral Account] [Credit Enhancement]] [is] [are] insufficient to pay the Required Amount, collections of Principal Receivables allocable to the Class B Certificates for the related Monthly Period (the "Reallocated Principal Collections") will then be used to fund the remaining Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period, together with Excess Spread and [Excess Finance Charge Collections allocated to Series [199_-__]] [amount available under the [Cash Collateral Account] [Credit Enhancement]] to make payments in respect of the Class A Certificates are insufficient to fund the Required Amount for such related Monthly Period, then [the Enhancement Invested Amount, if any,] [the Class B Invested Amount] will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Distribution Date).] In the event that such reduction would cause the Enhancement Invested Amount to be a negative number, the Enhancement Invested Amount will be reduced to zero, the Class B Invested Amount will be reduced by the amount by which the Enhancement Invested Amount would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount, if any, for such Distribution Date over the amount] of such reduction, if any, of the Enhancement Invested Amount with respect to such Distribution
Date).] In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of reduction[s], [if any, of the Enhancement Invested Amount and] of the Class B Invested Amount with respect to such Distribution Date as described above, which will have the effect of slowing or reducing the return of principal to the Class A Certificateholders. In such case, the Class A




- --------------------

(8)/ Required Amount to be defined separately for each Class and other conforming changes to be made if Collateral Interest structure.

Certificateholders will bear directly the credit and other risks associated with the undivided interest in the Trust. See "--Defaulted Receivables; Investor Charge-Offs" below.

APPLICATION OF COLLECTIONS

         Payment of Fees, Interest and Other Items. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will apply the Class A Available Funds and Class B Available Funds [and certain Funds allocable to the Collateral Interest] (see "--Interest Payments" above) on deposit in the Collection Account in the following priority:

         (A) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed [or deposited] in the following priority:

                 (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to holders of the Class A Certificates [or deposited to the Interest Funding Account] on a prior Distribution Date, [plus additional interest at the Class A Certificate Rate with respect to amounts that were due but not paid to holders of the Class A Certificates [or deposited to the Interest Funding Account] on a prior Distribution Date at a rate equal to the Class A Certificate Rate (the "Class A Additional Interest"), will be [distributed to holders of the Class A Certificates] [deposited in the Interest Funding Account for distribution to holders of the Class A Certificates on the Payment Date therefor];

                 (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer;

                 [(iii) an amount equal to the Class A Investor Default Amount for such Distribution Date will be treated as a portion of Available Principal Collections for such Distribution Date;] and

                 (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as described under "--Excess Spread[; Excess Finance Charge Collections]" below.

         (B) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

                 (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid to the holders of the Class B Certificates [or deposited to the Interest Funding Account] on a prior Distribution Date, [plus any additional interest at the Class B Certificate Rate with respect to amounts that were due but not paid to the holders of the Class B Certificates [or deposited to the Interest Funding Account] on a prior Distribution Date at a rated equal to the Class B Certificate Rate ("Class B Additional Interest")], [will be distributed to the holders of the Class B Certificates] [deposited in the Interest Funding Account for distribution to the holders of the Class B Certificates on the next Payment Date therefor];

                 (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer;

                 (iii) an amount equal to the Class B Investor Default Amount for such Distribution Date will be treated as a portion of Available Principal Collections for such Distribution Date; and

                 (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as described under "--Excess Spread[; Excess Finance Charge Collections]" below.

         [(C)    On each Distribution Date, an amount equal to the Collateral
Percentage of collections of Finance Charge Receivables allocated to the Invested Amount with respect to the preceding Monthly Period will be distributed in the following priority:

                 (i) an amount equal to the Collateral Interest Servicing Fee, plus the amount of any overdue Collateral Interest Servicing Fee, for the related Monthly Period will be paid to the Servicer; and

                 (ii) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed as described under "--Excess Spread."]

         "Class A Monthly Interest" means, with respect to any Distribution Date, an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 360, times (B)] the Class A Certificate Rate and (ii) [the sum of (A)] the Class A Invested Amount [and [(B) the product of the Class A Floating Percentage and the] Pre-Funding Amount, each] as of the close of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $[__________]. [Class A Monthly Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.]

         "Class B Monthly Interest" means, with respect to any Distribution Date, an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related accrual period and the denominator of which is 360, times (B)] the Class B Certificate Rate and (ii) [the sum of (A)] the Class B Invested Amount [and (B) [the product of the Class B Floating Percentage and] the Pre-Funding Amount, each] as of the close of business on the last day of the preceding Monthly Period; provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $[__________] [Class B Monthly Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.]

         "Excess Spread" means, with respect to any Distribution Date, an amount equal to the sum of the amounts described in clause (A)(iv) above and clause (B)(iv) [and clause (C)(ii)] above.

         Excess Spread[; Excess Finance Charge Collections]. On each Distribution Date, the Trustee; acting pursuant to the Servicer's instructions, will apply Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]] with respect to the related Monthly Period, to make the following distributions in the following priority:

                 (a) an amount equal to the [Class A] Required Amount, if any, with respect to the related Monthly Period will be used to fund any deficiency pursuant to clauses (A)(i), (ii) and (iii) above under "--Payment of Fees, Interest and Other Items";

                 (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of certain other amounts applied for that purpose) will be treated as a portion of as Available Principal Collections for such Distribution Date as described under "--Payments of Principal" below;

                 (c) an amount equal to the sum of any Class B Monthly Interest and any Class B Additional Interest due but not distributed to the Class B Certificateholders [or deposited to the Interest Funding Account] either on such Distribution Date or on a prior Distribution Date, will be [distributed to the

         Class B Certificateholders] [deposited into the Interest Funding Account for payment to the Class B Certificateholders on the Payment Date therefor];

                 (d) an amount equal to the Class B Servicing Fee due but not paid to the Servicer either on such Distribution Date or a prior Distribution Date will be paid to the Servicer;

                 (e) an amount equal to the remaining Class B Investor Default Amount for such Distribution Date, after giving effect to the allocation in clause (B)(iii) under "--Payment of Fees, Interest and Other Items" above, shall be treated as a portion of Available Principal Collections for such Distribution Date;

                 (f) an amount equal to the aggregate by which the Class B Invested Amount has been reduced pursuant to clauses (iii), (iv) and
         (v) of the definition of "Class B Invested Amount" under "--Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                 [(g) an amount equal to the [Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not distributed on a prior Distribution Date, will be distributed to the Collateral Interest Holder for distribution in accordance with the Loan Agreement] ["Monthly Cash Collateral Fee" (as defined in the agreement (the "Loan Agreement") among the Transferor, the Cash Collateral Depositor and the Trustee) for such Distribution Date shall be distributed to the Cash Collateral Depositor for application in accordance with the Loan Agreement] ["Monthly Credit Enhancement Fee" (as defined in the agreement among the Transferor, the Trustee and the Credit Enhancement Provider (the "Credit Enhancement Agreement")) shall be distributed to the Credit Enhancement Provider];]

                 [(h) an amount equal to the [Collateral Charge-Offs] aggregate amount by which the Enhancement Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Enhancement Invested Amount" under "--Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;]

                 [(i) an amount up to the excess, if any, of the Initial Cash Collateral Amount over the remaining Available Cash Collateral Amount shall be deposited into the Cash Collateral Account in accordance with the Loan Agreement;]

                 [(j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under "--Reserve Account" above, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;]

                 [(k) an amount equal to the aggregate of any other amounts then due to the [Collateral Interest Holder] [Cash Collateral Depositor] [Credit Enhancement Provider] pursuant to the [Loan Agreement] [Credit Enhancement Agreement] (to the extent such amounts are payable pursuant to the [Loan Agreement] [Credit Enhancement Agreement] out of Excess Spread [and Excess Finance Charge Collections]) shall be distributed to the Cash Collateral Depositor [Collateral Interest Holder] for application in accordance with the [Loan Agreement[ [Credit Enhancement Agreement];] and

                 [(l) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group [____] or to the holders of the Transferor Certificates as described in "Description of the Certificates--Sharing of Excess Finance Charge Collections" in the Prospectus.](9)/

                 ["Collateral Monthly Interest" with respect to any Distribution Date will equal the product of (i) an amount equal to [name of index] plus [___]% per annum, or such lesser amount as may be designated in the Loan Agreement (the "Collateral Rate"), (ii) the actual number of days in the related Interest Period divided by 360 and (iii) the Collateral Interest on the related Record Date or, with respect to the first Distribution Date, the initial Collateral Interest.]

         Payments of Principal. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will [after applying amounts with respect to Collateral Monthly Principal] distribute Available Principal Collections (see "--Principal Payments" above) on deposit in the Collection Account in the following priority:

                 (i) on each Distribution Date with respect to the Revolving Period, all such Available Principal Collections will be treated as Shared Principal Collections and applied as described under "Description of the Certificates--Shared Principal Collections" in the Prospectus;

                 (ii) on each Distribution Date with respect to the [Controlled Amortization] [Accumulation] Period or the Early Amortization Period, all such Available Principal Collections will be distributed or deposited in the following priority:

                          (A) an amount equal to Class A Monthly Principal, up to the Class A [Adjusted] Invested Amount on such Distribution Date, will be [deposited in the Principal Funding Account (during the Class A Controlled Accumulation Period [or any Early Accumulation Period]) or] distributed to the Class A Certificateholders (during the [Controlled Amortization Period] Early Amortization Period);

                          [(B)  for each Distribution Date [beginning on the
                 Class B Principal Commencement Date], an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B [Adjusted] Invested Amount on such Distribution Date, will be [deposited in the Principal Funding Account (during the Class B Controlled Accumulation Period [or any Early Accumulation Period]) or] distributed to the Class B Certificateholders (during the [Controlled Amortization Period] Early Amortization Period);]

                          [(C)  for each Distribution Date beginning on the
                 Distribution Date on which the Class B Invested Amount is paid in full, up to the Collateral Invested Amount on such Distribution Date, an amount equal to Collateral Monthly Principal will be applied in accordance with the Loan Agreement;]

                          [(D)  for each Distribution Date with respect to the
                 Early Amortization Period, beginning with the Distribution Date on which the Invested Amount is paid in full, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account, to the extent of the Enhancement Invested Amount, if any, shall be distributed to the Cash Collateral Depositor for application in accordance with the Loan Agreement; and]




- --------------------

(9)/ Distributions and priorities may be modified to reflect another form of Credit Enhancement.

                          (E) for each Distribution Date, after giving effect to paragraphs (A), (B) [and (C)] above, an amount equal to the balance, if any, of such Available Principal Collections will be allocated to Shared Principal Collections and applied in accordance with the Pooling and Servicing Agreement.

         "Class A Monthly Principal" with respect to any Distribution Date relating to the [Class A Controlled Accumulation Period] [Class A Controlled Amortization Period] or the Early Amortization Period [or any Early Accumulation Period] will equal the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the [Class A Controlled Accumulation Period] [Class A Controlled Amortization Period] [and on or prior to the Class A Expected Final Payment Date], the applicable [Controlled Deposit Amount] [Controlled Distribution Amount] for such Distribution Date and (iii) the Class A [Adjusted] Invested Amount on such Distribution Date.

         "Class B Monthly Principal" with respect to any Distribution Date relating to the [Class B Controlled Accumulation Period] [the Class B Controlled Amortization Period] or the Early Amortization Period [or any Early Accumulation Period], after the Class A Certificates have been paid in full, will equal the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the [Class B Controlled Accumulation Period] [Class B Controlled Amortization Period] [and on or prior to the Class B Expected Final Payment Date] the applicable [Controlled Deposit Amount] [Controlled Distribution Amount] for such Distribution Date and (iii) the Class B [Adjusted] Invested Amount on such Distribution Date.

         ["Collateral Monthly Principal" with respect to any Distribution Date shall mean the amount specified in the Series [199_-__] Supplement for such date.]

         ["Controlled Amortization Amount" means (a) for any Distribution Date with respect to the Class A Controlled Amortization Period, $[__________], and
(b) for any Distribution Date with respect to the Class B Controlled Amortization Period, [after the Class A Invested Amount has been paid in full,] $[__________].]

         ["Deficit Controlled Amortization Amount" means (a) on the first Distribution Date with respect to the Class A Controlled Amortization Period or the Class B Controlled Amortization Period, the excess, if any, of the Controlled Amortization Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Controlled Amortization Period or the Class B Controlled Amortization Period, the excess, if any, of the Controlled Distribution Amount for such subsequent Distribution Date plus any Deficit Controlled Amortization Amount for the prior Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such subsequent Distribution Date.]

         ["Controlled Accumulation Amount" means [(a)] for any Distribution Date with respect to the [Class A] Controlled Accumulation Period, $[__________]; provided, however, that, if the commencement of the [Class A] Controlled Accumulation Period is delayed as described above under "--Principal Payments," the Controlled Accumulation Amount for each Distribution Date with respect to the [Class A] Controlled Accumulation Period will be determined as described therein[; and (b) for any Distribution Date with respect to the [Class B] Controlled Accumulation Period, $[__________].]

         ["Deficit Controlled Accumulation Amount" means (a) on the first Distribution Date with respect to the [Class A] Controlled Accumulation Period [or the Class B Controlled Accumulation Period], the excess, if any, of the [applicable] Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal [or Class B Monthly Principal, as the case may be,] for such Distribution Date and
(b) on each subsequent Distribution Date with respect to the [Class A] Controlled Accumulation Period [or the Class B Controlled Accumulation Period], the excess, if any, of the [applicable] Controlled Deposit Amount for such subsequent Distribution Date plus any Deficit Controlled Accumulation Amount for the prior Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal [or Class B Monthly Principal, as the case may be,] for such subsequent Distribution Date.]

[CASH COLLATERAL ACCOUNT]

         [The Trust will have the benefit of the Cash Collateral Account for the benefit of the Certificateholders and the Cash Collateral Depositor, as their interests appear in the Series [199_-__] Supplement, and in the case of the Cash Collateral Depositor, in the Loan Agreement [which interest, in the case of the Cash Collateral Depositor, will be subordinated to the interests of the Certificateholders as provided in the Series [199_-__] Supplement. The Cash Collateral Account will be one or more Eligible Deposit Accounts. Funds on deposit in the Cash Collateral Account will be invested in certain Eligible Investments.

         The Cash Collateral Account will be funded on the Closing Date in the Initial Cash Collateral Amount, which amount will include the proceeds of an advance to be made by one or more financial institutions to be selected by the Transferor (such financial institution or institutions, the "Cash Collateral Depositor"). Such advance will be repaid pursuant to the Loan Agreement. The Cash Collateral Account will be terminated following the earliest to occur of
(a) the date on which the Certificates are paid in full, [(b) the date on which the entire Available [Cash] Collateral Amount is distributed to the Certificateholders as a result of the occurrence of an Economic Pay Out Event,]
(c) the Termination Date and (d) the termination of the Trust pursuant to the Pooling and Servicing Agreement.

         On each Distribution Date, the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") will be equal to the lesser of the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to be made to the Cash Collateral Account on such Distribution Date) and the Initial Cash Collateral Amount.

         [The Initial Shared Collateral Amount will be for the benefit of both the Class A Certificates and the Class B Certificates, while the Initial Class B Collateral Amount will be for the exclusive benefit of the Class B Certificates. On each Distribution Date, the "Available Shared Collateral Amount" shall equal the lesser of (a) the Initial Shared Collateral Amount and
(b) the excess, if any, of the Available Cash Collateral Amount on such Distribution Date over the Initial Class B Collateral Amount.]

         On each Distribution Date, one or more withdrawals will be made from the Cash Collateral Account in an amount up to the Available [Shared] [Cash] Collateral Amount, to fund the following amounts in the following priority:

                 (a) the excess, if any, of the Required Amount with respect to the related Distribution Date over the amount of Excess Spread [and Excess Finance Charge Collections] allocated to Series [199_-__]] available to fund such Required Amount will be used first to fund any deficiency in current Class A Monthly Interest, overdue Class A Monthly Interest [and any current or overdue Class A Additional Interest], second to fund any deficiency in the Class A Servicing Fee, and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                 (b) the excess, if any, of the accrued and unpaid Class B Monthly Interest on the outstanding principal balance of the Class B Certificates for the related Distribution Date (plus any current or overdue Class B Additional Interest) over the amount of Class B Available Funds, Excess Spread [and Excess Finance Charge Collections] allocated to Series [199_-__] and available to holders of the Class B Certificates;

                 (c) the excess, if any, of the accrued and unpaid Class B Servicing Fee with respect to the related Distribution Date over the Class B Available Funds, Excess Spread [and Excess Finance Charge Collections] allocated to Series [199_-__] and available to holders of the Class B Certificates; and

                 (d) the excess, if any, of the Class B Investor Default Amount for the related Distribution Date over the amount of Class B Available Funds, Excess Spread [and Excess Finance Charge Collections] allocated to Series [199_-__]] and available to holders of the Class B Certificates.]

         [On the first Special Payment Date following a Pay Out Event described in clause (e) under "--Pay Out Events" herein (an "Economic Pay Out Event"), after giving effect to any payment of principal on such date described under "--Application of Collections--Payments of Principal," the Available [Shared] [Cash] Collateral Amount (after giving effect to any withdrawal from the Cash Collateral Account on such date to fund the Required Amount) will be applied to pay principal of the Class A Certificates and the remainder of the Available [Cash] Collateral Amount will be applied to pay principal of the Class B Certificates.]

         On each Distribution Date commencing with the Class B Principal Commencement Date, unless an Economic Pay Out Event has occurred, a withdrawal will be made from the Cash Collateral Account, to the extent of the Available [Shared] [Cash] Collateral Amount, in an amount equal to the excess, if any, of the Class B Initial Invested Amount (less the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders] [or deposited to the Principal Funding Account in respect of the Class B Certificates] over the Class B Invested Amount on the last day of the related Monthly Period (determined after giving effect to any changes to be made in the Class B Invested Amount pursuant to clauses (iii), (iv), (v) or (vi) of the definition of "Class B Invested Amount" under "--Allocation Percentages" on such Distribution Date.

         In the event of a sale of the Receivables and an early termination of the Trust due to an Insolvency Event, an optional repurchase of the Certificateholders' Interest by the Transferor, a sale of a portion of the Receivables in connection with the Termination Date, a repurchase or sale of the Certificateholders' Interest and the Certificateholders' Interest of all other Series in connection with a Servicer Default or a reassignment of the Certificateholders' Interest and the certificateholders' interest of all other Series in connection with a breach by the Transferor of certain representations and warranties (each as described in the Prospectus under "Description of the Certificates--Pay Out Events" and "--Optional Termination; Final Payment of Principal" or "The Pooling and Servicing Agreement Generally--Termination of Trust," "--Representations and Warranties" and "--Servicer Default"), any Available [Cash] Collateral Amount on the related Distribution Date (after giving effect to all other withdrawals from the Cash Collateral Account on such Distribution Date as described above) will be withdrawn from the Cash Collateral Account and the proceeds thereof will be distributed to Class B Certificateholders to the extent of all previous reductions of the Class B Invested Amount pursuant to clauses (iii), (iv) or (v) of the definition of "Class B Invested Amount" under "--Allocation Percentages" above.

         On each Distribution Date, the Servicer or the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]] (to the extent described above under "[--Application of Collections--[Excess Spread;] [Excess Finance Charge Collections]" to increase the amount on deposit in the Cash Collateral Account (to the extent such amount is less than the Initial Cash Collateral Amount).]

[REQUIRED COLLATERAL INTEREST]

         [The "Required Collateral Interest" with respect to any Distribution Date means (i) initially $[__________] and (ii) thereafter on each Distribution Date an amount equal to [___]% of the sum of the Class A Invested Amount and the Class B Invested Amount on such Distribution Date, after taking into account payments to be made on the related Distribution Date, and the Collateral Interest on the prior Distribution Date after any adjustments made on such Distribution Date, but not less than $[________]; provided, however, that (1) if certain reductions in the Collateral Interest are made or if a Pay Out Event [or a Reinvestment Event] occurs, the Required Collateral Interest for such Distribution Date shall equal the Required Collateral Interest for the Distribution Date immediately preceding the occurrence of such reduction or Pay Out Event [or Reinvestment Event], (2) in no event shall the Required Collateral Interest exceed the unpaid principal amount of the Certificates as of the last day of the Monthly Period preceding such Distribution Date after taking into account payments to be made on the related Distribution Date and
(3) the Required Collateral Interest may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied.]

         ["Rating Agency Condition" means the notification in writing by each Rating Agency to the Transferor, the Servicer and the Trustee that a proposed action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.]

         [With respect to any Distribution Date, if the Collateral Interest is less than the Required Collateral Interest, certain Excess Spread, if available, will be allocated to increase the Collateral Interest to the extent of such shortfall. Any of such Excess Spread not required to be so allocated or deposited into the Reserve Account with respect to any Distribution Date will be applied in accordance with the Loan Agreement. See "--Application of Collections--Excess Spread."]

[OTHER FORMS OF CREDIT ENHANCEMENT]

         [The [Class ____] Certificates [and the Class _ Certificates] will have the benefit of the [letter of credit] [cash collateral guaranty] [surety bond] [insurance policy] [spread account] [reserve account] [issued by __________ (the "Credit Enhancer")] in the initial amount of $[__________].

         With respect to any Distribution Date, the amount available to be drawn under the [letter of credit] [cash collateral account guaranty] [surety bond] [insurance policy] [spread account] [reserve account] (the "Available Credit Enhancement Amount") will equal $[__________].]

         [Information with respect to Credit Enhancement]

[CREDIT ENHANCER]

         [Information to be provided by Credit Enhancer]

DEFAULTED RECEIVABLES; INVESTOR CHARGE-OFFS

         On each Determination Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, the product of (i) the Floating Allocation Percentage with respect to such Monthly Period (ii) the Series Allocation with respect to such Monthly Period and (iii) the Defaulted Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class A Certificates (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating

Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class B Certificates (the "Class B Investor Default Amount") in an amount equal to the product of the Class B Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. An amount equal to the Class A Investor Default Amount for each Monthly Period will be paid from Class A Available Funds, Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__] or [from amounts available under the [Cash Collateral Account] [Credit Enhancement]] and Reallocated Principal Collections, if applicable, and applied as described above in "--Application of Collections--Payment of Fees, Interest and Other Items." An amount equal to the Class B Investor Default Amount for each Monthly Period will be paid from Class B Available Funds, Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]] [from amounts available under the [Cash Collateral Account] [Credit Enhancement]] and applied as described above in "--Application of Collections--Payment of Fees, Interest and other Items."

         On each Distribution Date, if the Required Amount for such Distribution Date exceeds the sum of Excess Spread [and Excess Finance Charge Collections allocable to Series [199_-__]] [the Available [Shared] [Cash] Collateral Amount] and Reallocated Principal Collections, [the Enhancement Invested Amount, if any,] [the Class B Invested Amount] will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Enhancement Invested Amount to be a negative number, the Enhancement Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Enhancement Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Enhancement Invested Amount with respect to such Distribution Date.] In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reduction[s][, if any, of the Enhancement Invested Amount and] of the Class B Invested Amount with respect to such Distribution Date as described above (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the holders of the Class A Certificates. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread [and Excess Finance Charge Collections allocable to Series [199_-__]] [and other amounts] allocated and available for such purpose as described under "--Excess Spread[; Excess Finance Charges]."

         If on any Distribution Date the Class B Investor Default Amount for such Distribution Date exceeds the amount of Class B Available Funds, Excess Spread [and Excess Finance Charge Collections allocable to Series [199_-__]] [Available [Shared] [Cash] Collateral Amount] which are allocated and available to fund such amount, [the Enhancement Invested Amount, if any, will be reduced by the amount of such excess. In the event that any such reduction would cause the Enhancement Invested Amount to be a negative number, the Enhancement Invested Amount will be reduced to zero, and] the Class B Invested Amount will be reduced by [the amount by which the Enhancement Invested Amount would have been reduced below zero] [such excess], but not by more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off").

         If on any Distribution Date Reallocated Principal Collections for such Distribution Date are applied to fund the Required Amount, [the Enhancement Invested Amount will be reduced by the amount of such Reallocated Principal Collections. In the event such reduction would cause the Enhancement Invested Amount to be a negative number, the Enhancement Invested Amount shall be reduced to zero, and] the Class

B Invested Amount will be reduced by the amount [of such Reallocated Principal Collections] [by which the Enhancement Invested Amount would have been reduced below zero].

         The Class B Invested Amount will thereafter be reimbursed (but not in excess of the aggregate unreimbursed Class B Investor Charge-Offs on any Distribution Date) by the amount of Excess Spread [and Excess Finance Charge Collections allocated to Series [199_-__]] [and other amounts] allocated and available for the purpose as described under "--Excess Spread; Excess Finance Charge Collections."]

         Any such reductions of the Enhancement Invested Amount shall thereafter be reimbursed and the Enhancement Invested Amount increased (but not by an amount in excess of the aggregate reductions of the Enhancement Invested Amount) on any Distribution Date by the amount of Excess Spread [and Excess Finance Charge Collections] allocated to Series [199_-__]] and available for such purpose as described above under "--Application of Collections--Payment of Fees, Interest and Other Items."

         [On each Distribution Date, if the Collateral Percentage of Defaulted Amount (the "Collateral Default Amount") for such Distribution Date exceeds the amount of Excess Spread which is allocated and available to fund such amount as described under "--Application of Collections--Excess Spread," the Collateral Interest will be reduced by the amount of such excess but not more than the lesser of the Collateral Default Amount and the Collateral Interest for such Distribution Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Collateral Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest or to the Class B Certificates to avoid a reduction in the Class B Investor Interest.
The Collateral Interest will thereafter be reimbursed on any Distribution Date by the amount of Excess Spread allocated and available for that purposes as described under "--Application of Collections--Excess Spread."]

[PAIRED SERIES]

         [The Certificates may be paired with one or more other Series (each, a "Paired Series" at or after the commencement of the [Controlled Amortization] [Accumulation] Period. As [funds are accumulated in the Principal Funding Account] [principal is paid to the Certificateholders during the Controlled Amortization Period], the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Certificateholders after the Certificates were paired with the Paired Series. The issuance of a Paired Series will be subject to the conditions described under "Description of the Certificates--New Issuances" in the Prospectus. There can be no assurance, however, that the terms of any Paired Series might not have an impact on the timing or amount of payments received by a Certificateholder. See "Risk Factors--Issuance of Additional Series; Effect on Payments to Certificateholders" in the Prospectus.]

REINVESTMENT EVENTS

         [Events which will cause the commencement of an Early Accumulation Period will be inserted if applicable.]

PAY OUT EVENTS

         The Pay Out Events with respect to the Certificates will include each of the events specified in the Prospectus under "Description of the Certificates--Pay Out Events" and the following:

                 [(a) a failure on the part of the Transferor (i) to make any payment or deposit required under the Pooling and Servicing Agreement or the Series [199_-__] Supplement within [____] business days after the day such payment or deposit is required to be made; or (ii) to observe or perform any other covenants or agreements of the Transferor set forth in the Pooling and Servicing Agreement or the Series [199_-__] Supplement, which failure has a material adverse effect on the Certificateholders] and which continues unremedied for a period of [___] days after written notice;

                 [(b) any representation or warranty made by the Transferor in the Pooling and Servicing Agreement or the Series [199_-__] Supplement or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of [___] days after written notice and as a result of which the interests of the Certificateholders are materially and adversely affected; provided, however, that a Pay Out Event shall not be deemed to occur thereunder if the Transferor have repurchased the related Receivables or all such Receivables, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement;]

                 [(c) a failure by the Transferor to make an Addition to the Trust within [____] business days after the day on which it is required to make such Addition pursuant to the Pooling and Servicing Agreement or the Series [199_-__] Supplement;]

                 [(d)  the occurrence of any Servicer Default;]

                 [(e) a reduction of the [average] Portfolio Yield for any [three] consecutive Monthly Periods to a rate less than the [average of the Base Rate[s]] for such period;]

                 [(f) the failure to pay in full the Class A Invested Amount on the Class A Expected Final Payment Date, or the Class B Invested Amount on the Class B Expected Final Payment Date]; and

                 [(g)   the Class B Investment Amount is reduced to less that
         $__________.]

         Then, in the case of any event described in subparagraph (a), (b) or
(d), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Certificates evidencing more than 50% of the aggregate unpaid principal amount of Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a Pay Out Event has occurred with respect to Series [199_-__] as of the date of such notice, and, in the case of any event described in subparagraph (c), (e) or (f), a Pay Out Event shall occur with respect to Series [199_-__] without any notice or other action on the part of the Trustee immediately upon the occurrence of such event.

         For purposes of the Pay Out Event described in clause [(e)] above, the terms "Base Rate" and "Portfolio Yield" will be defined as follows with respect to the Certificates:

                 "Base Rate" means, with respect to any Monthly Period, [___]% [the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of Class A Monthly Interest, Class B Monthly Interest[, Collateral Monthly Interest] and the Monthly Servicing Fee with respect to the Certificates [and the Collateral Interest] for the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period] [the sum of the weighted average of the Class A Certificate Rate and the Class B Certificate Rate for the related Interest Period and the Servicing Fee Rate].

                 "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (A) the numerator of which is equal to (a) [the Floating Allocation Percentage of collections of Series Allocable Finance Charge Receivables [(including any investment earnings that are to be treated as collections of Finance Charges Receivables in accordance with the Pooling and Servicing Agreement)] for such Monthly Period] [Reallocated Investor Finance Charge Collections] [plus (b) the amount of Principal Funding Investment Proceeds for the related Distribution Date,] [plus (c) the amount of any Interest Funding Investment Proceeds for the related Distribution Date] [plus (d) any Excess Finance Charge Collections that are allocated to Series [199_-__]], [plus (e) the amount of funds withdrawn from the Reserve Account and included in Class A Available Funds or Class B Available Funds, in each case for the Distribution Date with respect to such Monthly Period] [plus (f) the amount of any investment earnings transferred from the Pre-Funding Account to the Collection Account on such Distribution Date], and less (g) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period].

         If the proceeds of any sale of the Receivables following the occurrence of an Insolvency Event with respect to the Transferor, as described in the Prospectus under "Description of the Certificates--Pay Out Events," allocated to the Class A Invested Amount and the proceeds of any collections on the Receivables in the Collection Account [and any Available [Cash] Collateral Amount] [and any amounts on deposit in the [Principal Funding Account] [Interest Funding Account] [other accounts]] are not sufficient to pay in full the remaining amount due on the Class A Certificates, the Class A Certificateholders will suffer a corresponding loss and no such proceeds will be available to the Class B Certificateholders. [Following any such sale of the Receivables, any [Available [Cash] Collateral Amount] will be drawn and distributed to the Class B Certificateholders to the extent necessary to reimburse any previous reductions in the Class B Invested Amount as a result of unreimbursed charge-offs. If the [amount available under the Cash Collateral Account] is less than the amount of such previous reductions, the Class B Certificateholders will incur a loss.] See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the Prospectus for a discussion of the impact of recent federal legislation on the Trustee's ability to liquidate the Receivables.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The share of the Servicing Fee allocable to the Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) [____]% (the "Servicing Fee Rate") and (b) (i) the [sum of the] [Adjusted] Invested Amount [and the Enhancement Invested Amount, if any,] as of the last day of the Monthly Period preceding such Distribution Date, less (ii) the product of (A) any amount on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and (B) the Floating Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); provided, however, with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to $[__________]. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) [the Servicing Fee Rate][ [____]% (the "Net Servicing Fee Rate")] and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $[__________]. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) [the Servicing Fee Rate] [the Net Servicing Fee Rate] and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $[__________]. [The share of the Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Interest Servicing Fee") shall be equal to one-twelfth of the product of (a) the Collateral Percentage, (b) [the Servicing Fee Rate] [the Net Servicing Fee Rate] and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Collateral Interest Servicing Fee shall be equal to $_____.] [The portion of the Servicing Fee payable by the Certificateholders and the Collateral Interest Holder with respect to any Monthly Period shall be reduced by an amount equal to the amount by which Interchange received during the preceding Monthly Period as a percentage of Principal Receivables at the end of such Monthly Period is less than ____% per annum.] The remainder of the Servicing Fee shall be paid by the holders of the Transferor Certificates or the certificateholders of other Series (as provided in the related Series Supplements) and in no event will the Trust, the Trustee, the Certificateholders or the [Cash Collateral Depositor] [Credit Enhancement Provider] be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Certificates or the certificateholders of any other Series. The Class A Servicing Fee and the Class B Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof as described under "--Payment of Fees, Interest and Other Items" above.

[SERIES TERMINATION]

         [If, on the [__________] Distribution Date, [____] months prior to the Termination Date, the Invested Amount (after giving effect to all changes therein on such date) exceeds zero, the Servicer will, within the 40-day period beginning on such date, solicit bids for the sale of interests in the Principal Receivables or certain Principal Receivables, together in each case with the related Finance Charge Receivables, in an amount equal to the [sum of the] Invested Amount [and the Enhancement Invested Amount, if any,] at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date). The Transferor and the [Cash Collateral Depositor] [Credit Enhancement Provider] will be entitled to participate in, and to receive notice of each bid submitted in connection with, such bidding process. Upon the expiration of such 40-day period, the Trustee will determine (a) which bid is the highest cash purchase offer (the "Highest Bid") and (b) the amount (the "Available Final Distribution Amount") which otherwise would be available in the Collection Account on the Termination Date for distribution to the Certificateholders. The Servicer will sell such Receivables on the Termination Date to the bidder who provided the Highest Bid and will deposit the proceeds of such sale in the Collection Account for allocation (together with the Available Final Distribution Amount) to the Certificateholders' Interest.

         Except as necessary to reimburse previous reductions in the Invested Amount as a result of unreimbursed Class B Investor Charge-offs, amounts [on deposit in the Cash Collateral Account] [available under the Credit Enhancement] will not be available to cover any shortfall, if the proceeds of such sale, together with the Available Final Distribution Amount, are less than the Invested Amount plus accrued and unpaid interest on the Certificates. Accordingly, in such event, the Certificateholders will incur a loss.]

REPORTS

         No later than the third business day prior to each Distribution Date, the Servicer will forward to the Trustee, the Paying Agent, each Rating Agency and [the Cash Collateral Depositor] [Credit Enhancement Provider], a statement (the "Monthly Report") prepared by the Servicer setting forth certain information with respect to the Trust and the Class A Certificates and the Class B Certificates, including: [(a) the aggregate amount of Principal Receivables and Finance Charge Receivables in the Trust as of the end of such Monthly Period; (b) the Invested Amount [and the Adjusted Invested Amount], the Class A Investment Amount [and the Class A Adjusted Invested Amount] and the Class B Invested Amount [and the Class B Adjusted Invested Amount]; (c) the Floating Allocation Percentage the Class A Floating Percentage and the Class B Floating Percentage and the Class A Principal Percentage and the Class B Principal Percentage and, during the [Controlled Accumulation Period] [Controlled Amortization Period] or Early Amortization Period [or any Early Accumulation Period], the Principal Allocation Percentage; (d) the amount of collections of Principal

Receivables and Finance Charge Receivables processed during the related Monthly Period and the portion thereof allocated to the Certificateholders' Interest;
(e) the aggregate outstanding balance of Accounts that were [30], [60] and [90] days or more delinquent as of the end of such Monthly Period; (f) the Investor Defaulted Amount, the Class A Investor Defaulted Amount and the Class B Investor Defaulted Amount and the Defaulted Amount with respect to such Monthly Period; (g) the aggregate amount, if any, of Class A or Class B Investor Charge-Offs and any Class A or Class B Investor Charge-Offs reimbursed on the related Monthly Period, for such Monthly Period; (h) the Monthly Investor Servicing Fee, Class A Servicing Fee and Class B Servicing Fee for such Monthly Period; (i) the Portfolio Yield for such Monthly Period; (j) the Base Rate for such Monthly Period; (k) the [Available [Shared] [Cash] Collateral Amount] [Available Credit Enhancement Amount] for such Distribution Date]; and [other amounts].


                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") between the Transferor and the underwriter[s] named below (the "Underwriter[s]"), the Transferor has agreed to sell to the Underwriter[s], and [each of] the Underwriter[s] has severally agreed to purchase, the principal amount of the Class A Certificates and Class B Certificates set forth opposite its name:

                                                 Principal            Principal
                                                 Amount of            Amount of
                                                  Class A              Class B
       Underwriter[s]                           Certificates         Certificates
       --------------                           ------------         ------------
       . . . . . . . . . . . . . . . . . .       $                    $
       . . . . . . . . . . . . . . . . . .

                                                 -------------        -------------
               Total   . . . . . . . . . .       $                    $
                                                 =============        =============


         The Underwriting Agreement provides that the obligations of the Underwriter[s] to pay for and accept delivery of the Certificates are subject to the approval of certain legal matters by [its] [their] counsel and to certain other conditions. All of the Certificates offered hereby will be issued if any are issued.

         The [Underwriters propose] [Underwriter proposes] initially to offer the Class A Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of [____]% of the principal amount of the Class A Certificates. The Underwriter[s] may allow, and such dealers may reallow, concessions not in excess of [____]% of the principal amount of the Class A Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Underwriter[s].

         The [Underwriters propose] [Underwriter proposes] initially to offer the Class B Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of [____]% of the principal amount of the Class B Certificates. The Underwriter[s] may allow, and such dealers may reallow, concessions not in excess of [____]% of the principal amount of the Class B Certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Underwriter[s].

         The Transferor will indemnify the Underwriter[s] against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriter[s] may be required to make in respect thereof.

                             INDEX OF DEFINED TERMS


Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Adjusted Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
AT&T Funding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
AT&T Universal Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Available Cash Collateral Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-45
Available Credit Enhancement Amount . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-47
Available Final Distribution Amount . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-52
Available Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-31
Available Reserve Account Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
Available Shared Collateral Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-45
Base Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-50
Cash Collateral Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-2, S-15
Cash Collateral Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-45
CB&T  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
CCB Holding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Certificateholders' Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3
Class A Additional Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-40
Class A Adjusted Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . S-5, S-36
Class A Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Class A Certificate Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-2, S-3
Class A Certificateholders' Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Class A Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3
Class A Controlled Accumulation Period Length . . . . . . . . . . . . . . . . . . . . . .  S-32
Class A Controlled [Amortization] [Accumulation] Amount . . . . . . . . . . . . . . . . . . S-4
Class A Controlled [Amortization] [Accumulation] Period . . . . . . . . . . . . . . . . . . S-9
Class A Expected Final Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-30
Class A Floating Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-34
Class A Initial Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Class A Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-35
Class A Investor Charge-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13, S-48
Class A Investor Default Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-47
Class A Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-41
Class A Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Class A Principal Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-34
Class A Required Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
Class A Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Class A [Controlled Amortization] [Accumulation] Period . . . . . . . . . . . . . . .  S-4, S-9
Class B Additional Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-40
Class B Adjusted Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-36
Class B Adjusted Invested Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Class B Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-30
Class B Certificate Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-2, S-3
Class B Certificateholders' Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Class B Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3
Class B Controlled [Amortization] [Accumulation] Amount   . . . . . . . . . . . . . . . . . S-4
Class B Controlled [Amortization] [Accumulation] Period . . . . . . . . . . . . . . . . . . S-9
Class B Floating Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-34

Class B Initial Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-35
Class B Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-35
Class B Investor Charge-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-14, S-48
Class B Investor Default Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-48
Class B Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-41
Class B Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Class B Principal Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9
Class B Principal Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-35
Class B Required Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
Class B Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Collateral Charge-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-49
Collateral Default Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-49
Collateral Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-36
Collateral Interest Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Collateral Interest Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Collateral Monthly Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43
Collateral Monthly Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Collateral Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-34
Collateral Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43
Controlled Accumulation Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Controlled Accumulation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
Controlled Amortization Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Controlled Amortization Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
Covered Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Credit Enhancement Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-42
Credit Enhancer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-47
Deficit Controlled Accumulation Amount  . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Deficit Controlled Amortization Amount  . . . . . . . . . . . . . . . . . . . . . . . . .  S-44
Early Termination Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
Economic Pay Out Event  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-46
Enhancement Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6, S-36
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Excess Spread . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11, S-12, S-41
Floating Allocation Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-33
Full Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
Funding Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7, S-33
Group [_] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-14
Highest Bid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-52
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-2, S-3
Initial Cash Collateral Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-15
Initial Class B Collateral Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-15
Initial Collateral Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16
Initial Cut-Off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-23
Initial Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Initial Shared Collateral Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-15
Interest Funding Investment Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-2
Interest Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-36
Investor Default Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-47

Loan Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17, S-42
Monthly Cash Collateral Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-42
Monthly Credit Enhancement Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-42
Monthly Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-52
Monthly Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Net Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Paired Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-49
Period Length Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-32
Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Plan Asset Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Pooling and Servicing Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Portfolio Adjusted Yield  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
Portfolio Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Pre-Funding Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7, S-33
Pre-Funding Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
Principal Allocation Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-34
Principal Funding Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Principal Funding Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Principal Funding Investment Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Rapid Amortization Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10
Rate Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Rating Agency Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-47
Reallocated Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-39
Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
Reinvestment Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-49
Required Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11, S-12, S-39
Required Collateral Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-16, S-47
Required Reserve Account Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Reserve Account Funding Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Series 199_-_ Cut-Off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Series Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Series [199__-__] Supplement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-29
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Servicing Base Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-51
Special Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
Transferors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Transferors' Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
UCS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-53
Underwriting Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-53
Universal Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
[Class A] Expected Final Payment Date . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-20

- --------------------------------------------------------------------------------
                              P R O S P E C T U S
- --------------------------------------------------------------------------------

                        AT&T UNIVERSAL CARD MASTER TRUST
                           ASSET BACKED CERTIFICATES

                          AT&T UNIVERSAL FUNDING CORP.
                                   TRANSFEROR

                       AT&T UNIVERSAL CARD SERVICES CORP.
                                    SERVICER
                             ---------------------

     AT&T Universal Funding Corp. ("AT&T Universal Funding"), as transferor (in such capacity, the "Transferor"), may sell from time to time one or more series (each, a "Series") of asset backed certificates (the "Certificates") evidencing undivided interests in certain assets of the AT&T Universal Card Master Trust (the "Trust"), which was created pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") among AT&T Universal Funding, as Transferor, AT&T Universal Card Services Corp. ("UCS"), as servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). The property of the Trust includes, among other things, the Transferor's ownership interest in receivables as described herein (such interest in receivables, the "Receivables") that are generated from time to time in a portfolio of consumer revolving credit card accounts (the "Accounts") owned by Universal Bank, N.A. ("Universal Bank") and Columbus Bank and Trust Company ("CB&T"). The Receivables in the Accounts are first sold by Universal Bank and CB&T to UCS, then sold by UCS to AT&T Universal Funding and, finally, transferred by AT&T Universal Funding to the Trust as more fully described herein.

     Certificates will be sold from time to time under this Prospectus on terms determined for each Series at the time of the sale and described in the related prospectus supplement (each, a "Prospectus Supplement"). Each Series will consist of one or more classes of Certificates (each, a "Class"). Each Certificate will represent an undivided interest in certain assets of the Trust and the interest of the holders of each Class or Series will include the right to receive a varying percentage of each month's collections with respect to the Receivables at the times, in the manner and to the extent described herein and, with respect to any Series offered hereby, in the related Prospectus Supplement. Interest and principal payments with respect to each Series offered hereby will be made as specified in the related Prospectus Supplement. A Series offered hereby (or any Class within such Series) may be entitled to the benefits of a cash collateral account, spread account, collateral interest, letter of credit, surety bond, insurance policy or other form of credit enhancement as specified in the Prospectus Supplement relating to such Series. In addition, any Series offered hereby may include one or more Classes which are subordinated in right and priority of payment to one or more other Classes of such Series or another Series, in each case to the extent described in the related Prospectus Supplement. Each Series of Certificates or Class offered hereby will be rated in one of the four highest categories by at least one nationally recognized statistical rating organization.

      POTENTIAL INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH IN "RISK FACTORS" COMMENCING ON PAGE 17 HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT.
                             ---------------------

THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT
   REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRANSFEROR, UNIVERSAL BANK, CB&T, UCS, THE SERVICER OR AT&T CORP. OR ANY AFFILIATE OF ANY THEREOF.
     NEITHER THE CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES
        ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
         CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR
           INSTRUMENTALITY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.
                             ---------------------

     Certificates may be sold by the Transferor directly to purchasers, through agents designated from time to time, through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. If underwriters or agents are involved in the offering of the Certificates of any Series offered hereby, the name of the managing underwriter or underwriters or agents will be set forth in the related Prospectus Supplement. If an underwriter, agent or dealer is involved in the offering of the Certificates of any Series offered hereby, the underwriter's discount, agent's commission or dealer's purchase price will be set forth in, or may be calculated from, the related Prospectus Supplement, and the net proceeds to the Transferor from such offering will be the public offering price of such Certificates less such discount in the case of an underwriter, the purchase price of such Certificates less such commission in the case of an agent or the purchase price of such Certificates in the case of a dealer, and less, in each case, the other expenses of the Transferor associated with the issuance and distribution of such Certificates. See "Plan of Distribution."

     THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OF ANY SERIES UNLESS ACCOMPANIED BY THE RELATED PROSPECTUS SUPPLEMENT.
                             ---------------------

                  THE DATE OF THIS PROSPECTUS IS JULY 31, 1996

                      (This page intentionally left blank)

                               TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT...................    2
REPORTS TO CERTIFICATEHOLDERS...........    2
AVAILABLE INFORMATION...................    2
INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE.............................    2
PROSPECTUS SUMMARY......................    3
RISK FACTORS............................   17
USE OF PROCEEDS.........................   24
THE TRUST...............................   24
THE CREDIT CARD BUSINESS OF AT&T
  UNIVERSAL CARD SERVICES CORP. ........   24
  General...............................   24
  The Accounts..........................   25
  Additional Accounts...................   26
  Billing and Payments..................   26
  Collection of Delinquent Accounts.....   28
  Interchange...........................   29
AT&T UNIVERSAL CARD SERVICES CORP. .....   30
AT&T UNIVERSAL FUNDING CORP. ...........   30
UNIVERSAL BANK, N.A. ...................   30
COLUMBUS BANK AND TRUST COMPANY.........   30
THE ACCOUNTS............................   30
DESCRIPTION OF THE
  CERTIFICATES..........................   31
  General...............................   31
  Book-Entry Registration...............   32
  Definitive Certificates...............   34
  Interest..............................   35
  Principal.............................   35
  Pay Out Events and Reinvestment
     Events.............................   36
  Servicing Compensation and Payment of
     Expenses...........................   38
THE POOLING AND SERVICING AGREEMENT
  GENERALLY.............................   38
  Conveyance of Receivables.............   38
  Representations and Warranties........   39
  The Transferor Certificates;
     Additional Transferors.............   41
  Additions of Accounts or Participation
     Interests..........................   41
  Removal of Accounts...................   42
  Discount Option.......................   42
  Premium Option........................   43
  Indemnification.......................   43
  Collection and Other Servicing
     Procedures.........................   44
  New Issuances.........................   45
  Collection Account....................   46
  Allocations...........................   47
  Groups of Series......................   47
  Reallocations Among Certificates of
     Different Series within a
     Reallocation Group.................   48
  Sharing of Excess Finance Charge
     Collections Among Excess Allocation
     Series.............................   51
  Shared Principal Collections..........   51
  Paired Series.........................   52
  Special Funding Account...............   52
  Funding Period........................   53
  Defaulted Receivables; Rebates and
     Fraudulent Charges.................   53
  Credit Enhancement....................   53
  Interest Rate Swaps and Related Caps,
     Floors and Collars.................   55
  Servicer Covenants....................   56
  Certain Matters Regarding the
     Servicer...........................   56
  Servicer Default......................   56
  Evidence as to Compliance.............   57
  Amendments............................   58
  List of Certificateholders............   58
  The Trustee...........................   59
DESCRIPTION OF THE PURCHASE
  AGREEMENTS............................   59
  Funding Purchase Agreement............   59
  UCS Purchase Agreements...............   60
CERTAIN LEGAL ASPECTS OF THE
  RECEIVABLES...........................   61
  Transfer of Receivables...............   61
  Certain Matters Relating to
     Insolvency.........................   62
  Consumer Protection Laws..............   64
  Proposed Legislation..................   64
  Recent Litigation.....................   64
TAX MATTERS.............................   65
  Federal Income Tax Consequences --
     General............................   65
  Federal Income Tax Consequences --
     United States Investors............   66
  Federal Income Tax Consequences --
     Non-United States Investors........   68
  State and Local Tax Consequences......   69
ERISA CONSIDERATIONS....................   69
PLAN OF DISTRIBUTION....................   71
FOR FLORIDA RESIDENTS...................   71
LEGAL MATTERS...........................   72
INDEX OF DEFINED TERMS..................   73

                             PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to any Series will, among other things, set forth with respect to such Series: (a) the initial aggregate principal amount of each Class of such Series; (b) the Certificate Rate (or method of determining the Certificate Rate) of each such Class; (c) the expected date or dates on which the Invested Amount with respect to each such Class will have been paid to the holders of the Certificates of such Class; (d) the extent to which any Class within a Series is subordinated to any other Class of such Series or any other Series; (e) the Distribution Dates for the respective Classes; (f) relevant financial information with respect to the Receivables; (g) additional information with respect to any Series Enhancement relating to such Series; and (h) the plan of distribution of such Series.

                         REPORTS TO CERTIFICATEHOLDERS

     Unless and until Definitive Certificates (as defined herein) are issued, monthly and annual unaudited reports, containing information concerning the Trust and prepared by the Servicer, will be sent on behalf of the Trust to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Certificates pursuant to the Pooling and Servicing Agreement. Such reports will be made available by DTC and its participants to the Certificateholders in accordance with the rules, regulations and procedures creating and affecting DTC. See "Series Provisions -- Reports" in the applicable Prospectus Supplement and "The Pooling and Servicing Agreement
Generally -- Evidence as to Compliance". Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Pooling and Servicing Agreement does not require the sending of, and the Transferor does not intend to send, any of its financial reports to the Certificateholders or to the owners of beneficial interests in the Certificates ("Certificate Owners").

                             AVAILABLE INFORMATION

     The Transferor, as originator of the Trust, has filed a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") with respect to the Certificates offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement and amendments thereof and exhibits thereto, which are available for inspection without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Seven World Trade Center, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the Registration Statement and amendments thereof and exhibits thereto may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Servicer will file with the Commission such periodic reports, if any, with respect to the Trust as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All reports and other documents filed by the Servicer, on behalf of the Trust, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates offered hereby shall be deemed to be incorporated by reference into this Prospectus and to be part hereof. Any statement contained herein or in a document deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in any other subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus.

     The Servicer will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to AT&T Universal Card Services Corp., 8787 Baypine Road, Jacksonville, Florida 32256, Attention: Thomas Donahue. Telephone requests for such copies should be directed to Thomas Donahue (904) 954-7500.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in any accompanying Prospectus Supplement. Reference is made to the Index of Defined Terms for the location herein of the definitions of certain capitalized terms used herein. Unless the context requires otherwise, certain capitalized terms, when used herein and in any accompanying Prospectus Supplement, relate only to the particular Series being offered by such Prospectus Supplement.

Issuer.....................  AT&T Universal Card Master Trust (the "Trust"). The
                               Trust, as a master trust, is expected to issue series of Certificates (each, a "Series") from time to time. The assets of the Trust are expected to change over the life of the Trust as certain interests in receivables in revolving credit card accounts and related assets are included in the Trust or removed therefrom and as certain receivables in accounts included in the Trust are charged-off or removed. See "The Trust," "Risk Factors -- Addition of Trust Assets," "The Pooling and Servicing Agreement Generally -- Addition of Accounts or Participation Interests" and "-- Removal of Accounts."

Servicer...................  AT&T Universal Card Services Corp. ("UCS"), a
                               Delaware corporation, as servicer (in such capacity, the "Servicer"). UCS is a wholly owned subsidiary of AT&T Corp. ("AT&T").

Trustee....................  Bankers Trust Company (the "Trustee"), a New York
                               banking corporation.

Account Owners.............  Universal Bank, N.A. ("Universal Bank"), a national banking association and an indirect, wholly owned subsidiary of UCS, and Columbus Bank and Trust Company ("CB&T"), a state-chartered bank organized under the laws of the State of Georgia, are the owners of the Accounts (as defined herein). In the future, different sellers of credit card receivables to UCS, the Transferor or any Additional Transferor (as defined herein) pursuant to a receivables purchase agreement substantially similar to the UCS Purchase Agreements may be "Account Owners" for purposes of the Pooling and Servicing Agreement.

Transferor.................  AT&T Universal Funding Corp. ("AT&T Universal
                               Funding"), a Delaware corporation and a wholly owned subsidiary of UCS, as transferor (in such capacity, the "Transferor"). Subject to certain conditions described herein under "The Pooling and Servicing Agreement Generally -- The Transferor Certificates; Additional Transferors," AT&T Universal Funding may designate one or more of its affiliates to transfer Receivables or Participation Interests (as defined herein) to the Trust from time to time, whereupon any such affiliate will become a "Transferor" for purposes of the Pooling and Servicing Agreement.

Trust Assets...............  The assets of the Trust (the "Trust Assets")
                               include the interest of UCS in certain
                               receivables arising under the Accounts, as conveyed to AT&T Universal Funding and as more fully described in "The Accounts" (such interest in receivables being herein referred to as the "Receivables"), including the proceeds thereof, monies on deposit in certain accounts of the Trust for the benefit of Certificateholders, Participation Interests (as defined herein), if any, and any Series Enhancement (as defined herein) issued with respect to a particular Series (the drawing on or payment of any Series Enhancement for the benefit of a Series or Class of Certificateholders will not be available to the Certificateholders of any other Series or Class), certain rights of the Transferor to receive Recoveries (as defined herein) and Interchange (as defined herein). "Series Enhancement" means, with respect to any Series or Class of Certificates, any Credit Enhancement (as defined herein), interest rate swap agreement, interest rate cap agreement or other similar arrangement for the benefit of Certificateholders of such Series or Class. The subordination of any Series or Class of Certificates to another Series or Class of Certificates shall be deemed to be a Series Enhancement. "Participation Interests" means participations representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables, consumer loan receivables, charge card receivables and other self-liquidating financial assets.

                             To the extent provided in any Supplement (as
                               defined herein), or in an amendment to the Pooling and Servicing Agreement, all or a portion of the Receivables or Participation Interests conveyed to the Trust and all collections received with respect thereto may be allocated to one or more Series or groups of Series (each a "Group") as long as the Rating Agency Condition (as defined herein) shall have been satisfied with respect to such allocation, and the Servicer shall have delivered an officer's certificate to the Trustee to the effect that the Servicer reasonably believes such allocation will not have an Adverse Effect (as defined herein).

The Certificates...........  The Certificates will be issued in Series, each of which will consist of one or more Classes. The specific terms of a Series or Class will be established as described herein under "The Pooling and Servicing Agreement Generally -- New Issuances." However, while the specific terms of any Series or Class offered hereby will be described in the related Prospectus Supplement, the terms of such Series or Class will not be subject to prior review by, or consent of, the holders of the Certificates of any previously issued Series.

                             The Certificates of a Series offered hereby will
                               generally be available for purchase in minimum denominations of $1,000 and in integral multiples thereof, and will only be available in book-entry form except in certain limited circumstances as described herein under "Description of the Certificates -- Definitive Certificates." Interests in the Trust Assets will be allocated among (a) the Certificateholders, including Credit Enhancers (as defined herein) holding uncertificated subordinated interests (each, an "Enhancement Invested Amount"), of a particular Series (the "Certificateholders' Interest"), (b) the Certificateholders (including such holders of Enhancement Invested Amounts) of other Series, if any, and (c) the interest of the Transferor and its permitted transferees (the "Transferor's Interest"), as described below. The Invested Amount of a Series offered hereby will, except as otherwise provided herein and except with respect to Certificates with a variable principal amount, remain fixed at the aggregate initial principal amount of the Certificates of such Series. The Certificateholders' Interest of a Series will include the right to receive (but only to the extent needed to make required payments under the Pooling and Servicing Agreement, including the related Supplement, and subject to any reallocation of such amounts if the related Supplement so provides) varying percentages of collections of Finance Charge Receivables and Principal Receivables and will be allocated a varying percentage of the Receivables in Defaulted Accounts with respect to each calendar month (each, a "Monthly Period"). See "Description of the Certificates -- Interest" and "-- Principal." If the Certificates of a Series offered hereby include more than one Class of Certificates, the collections allocable to the Invested Amount of such Series may be further allocated among each Class in such Series as described in the related Prospectus Supplement.

The Transferor's
Interest...................  The Transferor's Interest at any time represents the right to the Trust Assets in excess of the Certificateholders' Interest and Enhancement Invested Amounts of all Series then outstanding. The principal amount of the Transferor's Interest (the "Transferor Amount") will fluctuate as the amount of the Principal Receivables held by the Trust changes from time to time. In addition, the Transferor intends to cause the issuance of Series from time to time and any such issuance will have the effect of decreasing the Transferor Amount to the extent of the initial Invested Amount of such Series. See "Risk Factors -- Issuance of New Series."

                             The level of the "Required Transferor Amount,"
                               which equals the sum of the Series Required
                               Transferor Amounts for each outstanding Series, is intended to enable the Transferor's Interest to absorb fluctuations in the amount of Principal Receivables held by the Trust from time to time (due to, among other things, seasonal purchase and payment habits of cardmembers or adjustments in the amount of Principal Receivables because of rebates, refunds, fraudulent charges or otherwise). See "Risk Factors -- Generation of Additional Receivables; Dependency on Cardmember Repayments" and "The Pooling and Servicing Agreement Generally -- Defaulted Receivables; Rebates and Fraudulent Charges."

Issuance of New Series.....  The Pooling and Servicing Agreement authorizes the
                               Trustee to issue three types of certificates: (a) one or more Series of Certificates, (b) a certificate evidencing the Transferor's Interest in the Trust retained by the Transferor (the "Transferor Certificate"), which Transferor Certificate will be held by the Transferor, and
                               (c) certificates ("Supplemental Certificates") held by transferees of a portion of the Transferor Certificate. The Transferor Certificate and any Supplemental Certificates are collectively referred to as the "Transferor Certificates." The Pooling and Servicing Agreement provides that, pursuant to any one or more supplements to the Pooling and Servicing Agreement (each, a "Supplement"), the Transferor may cause the Trustee without the consent of the Certificateholders to issue one or more new Series and accordingly cause a reduction in the Transferor's Interest represented by the Transferor Certificates. There can be no assurance that the terms of any Series might not have an impact on the timing or amount of payments received by a Certificateholder of another Series. Under the Pooling and Servicing Agreement, the Transferor may define, with respect to any Series, the Principal Terms of such Series. See "The Pooling and Servicing Agreement Generally -- New Issuances." The Transferor may offer any Series to the public or other investors under a disclosure document (a "Disclosure Document"), which will consist of a Prospectus Supplement in the case of a Series offered hereby, in transactions either registered under the Securities Act or exempt from registration thereunder, directly or through one or more underwriters or placement agents, in fixed-price offerings or in negotiated transactions or otherwise. See "Plan of Distribution."

                             A new Series may be issued only upon satisfaction
                               of the conditions described herein under "Description of the Certificates -- New Issuances" including, among others, that (a) such issuance will satisfy the Rating Agency Condition (as defined herein) and (b) the Transferor shall have delivered to the Trustee and certain providers of Series Enhancement a certificate of an authorized representative to the effect that, in the reasonable belief of the Transferor, such issuance will not, based on the facts known to such representative at the time of such certification, have an Adverse Effect.

The Accounts...............  The Accounts generally consist of nonpremium and premium VISA(R)* and MasterCard(R)* consumer revolving credit card accounts originated by an Account Owner and designated from time to time by UCS (or an affiliate thereof), that, in each case, meet the criteria provided in the Pooling and Servicing Agreement for an Eligible Account (as defined herein), but do not include any Removed Accounts (as defined herein). The Accounts are not being sold or transferred to the Trust and will continue to be controlled and held by the applicable Account Owner unless transferred as described herein. See "The Credit Card Business of AT&T Universal Card Services Corp." and "Description of the Purchase Agreements."

                             The Account Owners have each entered into a
                               receivables purchase agreement (each, a "UCS
                               Purchase Agreement") with UCS. Pursuant to the applicable UCS Purchase Agreement, each Account Owner from time to time sells to UCS all of its right, title and interest in the receivables in the Accounts, other than (a) certain excluded receivables ("Excluded Receivables") related to the Accounts and (b) an undivided interest in such receivables other than Excluded Receivables retained by the applicable Account Owner (the "Account Owner Retained Interest"). Currently, Excluded Receivables are amounts owing to an Account Owner resulting from use of the applicable credit card to charge telephone calls through a direct arrangement between the Account Owners and AT&T (and not through VISA or MasterCard). Collections received with respect to any Monthly Period are first applied as collections on the Excluded Receivables. Currently, if payment on an Excluded Receivable is not received when due, such Excluded Receivable will convert to a delinquent Receivable. The Account Owner Retained Interest from any Monthly Period from a particular Account Owner will be equal to the average daily principal balance of the receivables in the Accounts owned by such Account Owner for such Monthly Period less the Excluded Receivables for such Monthly Period multiplied by a fraction (not less than zero) the numerator of which is $25,000,000 less the amount of Excluded Receivables for such Monthly Period and the denominator of which is the average daily balance of principal receivables in such Accounts for such Monthly Period less the Excluded Receivables for such Monthly Period. The receivables in the Accounts other than the Excluded

- ---------------
*VISA and MasterCard are registered trademarks of VISA USA, Inc. ("VISA") and MasterCard International Incorporated ("MasterCard"), respectively.

                               Receivables and excluding each Account Owner
                               Retained Interest are herein referred to as the "Receivables." The Account Owner Retained Interests, as of September 30, 1995, aggregated less than 1% of the principal receivables, other than Excluded Receivables, in the Accounts. The amount of and the determination of what constitutes Excluded Receivables and the Account Owner Retained Interest are subject to change at any time in the future. Pursuant to each UCS Purchase Agreement, the applicable Account Owner from time to time sells to UCS all of its right, title and interest in the Receivables arising in the Accounts owned by such Account Owner whether such Receivables are then existing or thereafter created and such Account Owner is obligated to sell to UCS the Receivables arising in Additional Accounts (as defined herein) from time to time. In addition, each Account Owner has assigned to UCS its rights to Recoveries and Interchange allocable to the Receivables. UCS may in the future enter into a similar agreement with additional Account Owners.

                             UCS and the Transferor have entered into a
                               receivables purchase agreement (together with any supplements thereto, the "Funding Purchase Agreement"). Pursuant to the Funding Purchase Agreement, UCS from time to time sells to the Transferor all of its right, title and interest in the Receivables now existing and hereafter created and arising in the Accounts and UCS is obligated to sell to the Transferor the Receivables arising in Additional Accounts (as defined herein) from time to time. In addition, UCS assigns to the Transferor its rights to Recoveries and Interchange or its approximate equivalent in the form of Discount Option Receivables (as defined herein) allocable to the Receivables. See "Description of the Purchase Agreements." The Transferor may in the future enter into a similar agreement with additional Account Owners.

                             The Transferor in turn, from time to time,
                               transfers such Receivables, including the right to Recoveries and Interchange, to the Trust pursuant to the Pooling and Servicing Agreement.

                             The Transferor conveyed to the Trust Receivables
                               existing on July 31, 1995 (the "Initial Cut-Off Date") in certain VISA and MasterCard consumer revolving credit card accounts (the "Initial Accounts") that met the criteria provided in the Pooling and Servicing Agreement for an Eligible Account as of the Initial Cut-Off Date and will convey Receivables arising in the Initial Accounts from time to time thereafter until the termination of the Trust. In addition, pursuant to the Pooling and Servicing Agreement, the Transferor expects (subject to certain limitations and conditions), and in some circumstances will be obligated, to have Additional Accounts designated, the Receivables of which will be included in the Trust or, in lieu thereof or in addition thereto, to include Participation Interests in the Trust. Additional Accounts include New Accounts (as defined herein) and Aggregate Addition Accounts (as defined herein). The Transferor will convey to the Trust all Receivables in Additional Accounts, whether such Receivables are then existing or thereafter created. The addition to the Trust of Receivables in Aggregate Addition Accounts or Participation Interests will be subject to certain conditions, including, among others, that (a) unless such addition is a required addition or a designation of New Accounts, such addition will satisfy the Rating Agency Condition and (b) the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, in the reasonable belief of the Transferor, such addition will not have an Adverse Effect. The Transferor will also have the right, in certain circumstances, to remove from the Trust all Receivables of certain designated Accounts (the "Removed Accounts"). See "The Pooling and Servicing Agreement
                               Generally -- Additions of Accounts or
                               Participation Interests" and "-- Removal of
                               Accounts."

The Receivables............  The Receivables include (a) periodic finance charges, cash advance fees, administrative fees, late charges, credit insurance premiums, annual membership fees and the interest portion of any Participation Interests as determined pursuant to the applicable Supplement (the "Finance Charge Receivables"), and (b) amounts charged by cardmembers for merchandise and services, amounts advanced to cardmembers as cash advances and the principal portion of any Participation Interests as determined pursuant to the applicable Supplement (the "Principal Receivables"). Recoveries attributed to charged-off Receivables (the "Recoveries") will be treated as collections of Finance Charge Receivables. In addition, certain Interchange or its equivalent in the form of Discount Option Receivables attributed to cardmember charges for merchandise and services in the Accounts will be treated as collections of Finance Charge Receivables. See "The Credit Card Business of AT&T Universal Card Services
                               Corp. -- Interchange."

                             All new Receivables arising in the Accounts during
                               the term of the Trust will automatically be sold by the Account Owner to UCS and by UCS to the Transferor and then transferred by the Transferor to the Trust. Accordingly, the amount of Receivables will fluctuate from day to day as new Receivables are generated and as existing Receivables are collected, charged-off as uncollectible or otherwise adjusted.

Clearance and Settlement...  Unless otherwise provided in the related Prospectus
                               Supplement, Certificateholders may elect to hold their Certificates through any of DTC (in the United States) or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") (in Europe). See "Description of the
                               Certificates -- Book-Entry Registration."

Interest...................  Interest will accrue on the Invested Amount or outstanding principal amount of the Certificates of a Series or Class offered hereby at the per annum rate either specified in or determined in the manner specified in the related Prospectus Supplement. Except as otherwise provided herein, collections of Finance Charge Receivables and certain other amounts allocable to the Invested Amount of a Series offered hereby will generally be used to make interest payments to Certificateholders of such Series on each Interest Payment Date with respect thereto; provided that if an Early Amortization Period commences with respect to such Series, thereafter interest will be distributed to such Certificateholders monthly on each Special Payment Date (defined herein). If the Interest Payment Dates for a Series or Class occur less frequently than monthly, such collections or other amounts (or the portion thereof allocable to such Class) will be deposited in one or more trust accounts (each, an "Interest Funding Account") and used to make interest payments to Certificateholders of such Series or Class on the following Interest Payment Date with respect thereto. If a Series has more than one Class of Certificates, each such Class may have a separate Interest Funding Account. See "Description of the Certificates -- Interest."

Principal..................  The principal of the Certificates of each Series offered hereby will be scheduled to be paid either (a) in full on an expected date specified in the related Prospectus Supplement (the "Expected Final Payment Date"), in which case such Series will have a Controlled Accumulation Period as described below under "-- Controlled Accumulation Period," or (b) in installments commencing on a date specified in the related Prospectus Supplement (the "Principal Commencement Date"), in which case such Series will have a Controlled Amortization Period as described below under "-- Controlled Amortization Period." If a Series has more than one Class of Certificates, each class may have a different method of paying principal, Expected Final Payment Date or Principal Commencement Date. The payment of principal with respect to the Certificates of a Series or Class may commence earlier than the applicable Expected Final Payment Date or Principal Commencement Date, and the final principal payment with respect to the Certificates of a Series or Class may be made later than the applicable Expected Final Payment Date or other expected date, if a Pay Out Event occurs with respect to such Series or Class or under certain other circumstances described herein. See "Risk Factors -- Generation of Additional Receivables; Dependency on Cardmember Repayments" for a description of factors that may affect the timing of principal payments on Certificates. See "Description of the Certificates -- Principal."

Revolving Period...........  The Certificates of each Series offered hereby will have a revolving period (the "Revolving Period") that will commence on the date of issuance of the related Series (the "Series Closing Date") or on a date prior thereto specified in the related Supplement and, for a Series offered hereby, the related Prospectus Supplement (the "Series Cut-Off Date") and continue until the earlier of (a) the commencement of the Early Amortization Period or Early Accumulation Period with respect to such Series and (b) the date specified in the related Prospectus Supplement as the end of the Revolving Period with respect to such Series. If the related Prospectus Supplement provides that a Series is a Principal Sharing Series (as defined herein), during the Revolving Period with respect to such Series, collections of Principal Receivables and certain other amounts otherwise allocable to the Certificateholders' Interest of such Series will be treated as Shared Principal Collections and will be distributed to, or for the benefit of, the Certificateholders of other Principal Sharing Series or the holders of the Transferor Certificates or deposited into the Special Funding Account, as more fully described in the related Prospectus Supplement. If the related Prospectus Supplement provides that a Series is not a Principal Sharing Series, during the Revolving Period with respect to such Series, collections of Principal Receivables and certain other amounts otherwise allocable to the Certificateholders' Interest of such Series will be paid to the holders of the Transferor Certificates or deposited into the Special Funding Account, as more fully described in the related Prospectus Supplement. See "Description of the Certificates -- Principal," and "-- Pay Out Events and Reinvestment Events" for a discussion of the events that might lead to the termina-tion of the Revolving Period with respect to a Series prior to its scheduled date.

Controlled Accumulation
  Period...................  If the related Prospectus Supplement so specifies, unless an Early Amortization Period or, if so specified in the related Prospectus Supplement, an Early Accumulation Period commences with respect to a Series offered hereby, the Certificates of such Series will have a scheduled accumulation period (the "Controlled Accumulation Period") that will commence at the close of business on the date or dates specified in or determined as specified in such Prospectus Supplement and continue until the earliest of (a) the commencement of the Early Amortization Period or, if so specified in the related Prospectus Supplement, an Early Accumulation Period with respect to such Series, (b) payment in full of the Invested Amount, including the Enhancement Invested Amount, if any, of the Certificates of such Series, and (c) the series termination date with respect to such Series (the "Series Termination Date"). During the Controlled Accumulation Period with respect to a Series, collections of Principal Receivables and, if so specified in the related Prospectus Supplement, certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections (as defined herein), if any, allocable to such Series) will be deposited on each Distribution Date in a trust account established for the benefit of the Certificateholders of such Series (each, a "Principal Funding Account") and used to make principal distributions to the Certificateholders of such Series or any Class thereof when due. The amount to be deposited in the Principal Funding Account (the "Controlled Deposit Amount") for any Series offered hereby on any Distribution Date may, but will not necessarily, be limited to an amount equal to an amount specified in or determined as specified in the related Prospectus Supplement (the "Controlled Accumulation Amount") plus any existing deficit controlled accumulation amount arising from prior Distribution Dates. If the Prospectus Supplement for a Series so specifies, the amount to be deposited in the Principal Funding Account on a Distribution Date may be a variable amount. If a Series has more than one Class of Certificates, each Class may have a separate Principal Funding Account and Controlled Accumulation Amount and the Controlled Accumulation Period with respect to each Class may commence on different dates. In addition, the related Prospectus Supplement may describe certain priorities among such Classes with respect to deposits of principal into such Principal Funding Accounts.

Early Accumulation
Period.....................  If so specified and under the conditions set forth in the Prospectus Supplement relating to a Series having a Controlled Accumulation Period, during the period from the day on which a Reinvestment Event (as defined herein) has occurred, until the earliest of (a) the commencement of the Early Amortization Period (if any), (b) payment in full of the Invested Amount, including the Enhancement Invested Amount, if any, of the Certificates of such Series, and (c) the Series Termination Date with respect to such Series (the "Early Accumulation Period"), collections of Principal Receivables and, if so specified in the related Prospectus Supplement, certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocable to such

                               Series) will be deposited on each Distribution Date in the Principal Funding Account and used to make distributions of principal to the Certificateholders of such Series or any Class thereof on the Expected Final Payment Date. The amount to be deposited in the Principal Funding Account during the Early Accumulation Period will not be limited to any Controlled Deposit Amount. See "Description of the Certificates -- Pay Out Events and Reinvestment Events" for a discussion of the events which might lead to commencement of an Early Accumulation Period.

Controlled Amortization
Period.....................  If the related Prospectus Supplement so specifies, unless an Early Amortization Period commences with respect to a Series offered hereby, the Certificates of such Series will have an amortization period (the "Controlled Amortization Period") that will commence at the close of business on the date specified in such Prospectus Supplement and continue until the earliest of (a) the commencement of the Early Amortization Period with respect to such Series, (b) payment in full of the Invested Amount, including the Enhancement Invested Amount, if any, of the Certificates of such Series and (c) the Series Termination Date with respect to such Series. During the Controlled Amortization Period with respect to a Series, collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocable to such Series) will be used on each Distribution Date to make principal distributions to Certificateholders of such Series or any Class thereof then scheduled to receive such distributions. The amount to be distributed to Certificateholders of any Series offered hereby on any Distribution Date may, but will not necessarily, be limited to an amount (the "Controlled Distribution Amount") equal to an amount (the "Controlled Amortization Amount") specified in the related Prospectus Supplement plus any existing deficit controlled amortization amount arising from prior Distribution Dates. If a Series has more than one Class of Certificates, each Class may have a different Controlled Amortization Amount. In addition, the related Prospectus Supplement may describe certain priorities among such Classes with respect to such distributions.

Early Amortization
Period.....................  During the period from the day on which a Pay Out
                               Event has occurred with respect to a Series to the date on which the Invested Amount, including the Enhancement Invested Amount, if any, of the Certificates of such Series has been paid in full or the related Series Termination Date has occurred (the "Early Amortization Period"), collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocable to such Series) will be distributed as principal payments to the Certificateholders of such Series monthly on each Distribution Date beginning with the first Special Payment Date with respect to such Series. During the Early Amortization Period with respect to a Series, distributions of principal to Certificateholders will not be subject to any Controlled Deposit Amount or Controlled Distribution Amount. In addition, upon the commencement of the Early Amortization Period with respect to a Series, any funds on deposit in a Principal Funding Account with respect to such Series will be paid to the Certificateholders of the relevant Class or Series on the first Special Payment Date with respect to such Series. See "Description of the Certificates -- Pay Out Events and Reinvestment Events" for a discussion of the events that might lead to the commencement of the Early Amortization Period with respect to a Series.

Allocations Among Series...  Pursuant to the Pooling and Servicing Agreement,
                               during each Monthly Period, the Servicer is required to first allocate to each Series collections of Principal Receivables and Finance Charge Receivables and the Defaulted Receivables with respect to such Monthly Period based on the Series Allocation Percentage (as defined herein). See "The Pooling and Servicing Agreement Generally -- Allocations." Subject to reallocation among Series in a Reallocation Group, such amounts allocated to each Series are then further allocated within each Series to the Certificateholders, any Series Enhancement and the holders of the Transferor Certificates pursuant to the terms of the related Supplement.

Sharing of Excess Finance
  Charge Collections Among
  Excess Allocation
  Series...................  If the Prospectus Supplement for a Series so
                               provides, any Series may be designated as a Series that shares with other Series similarly designated, subject to certain limitations, certain Excess Finance Charge Collections (as defined herein) allocable to any such Series (an "Excess Allocation Series"). Subject to certain limitations described under "The Pooling and Servicing Agreement Generally -- Sharing of Excess Finance Charge Collections Among Excess Allocation Series," collections of Finance Charge Receivables and certain other amounts allocable to the Certificateholders' Interest of any Series that is designated as an Excess Allocation Series in excess of the amounts necessary to make required payments with respect to such Series (including payments to the provider of any related Series Enhancement) will be applied to cover shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to any other Series designated as an Excess Allocation Series, in each case pro rata based upon the Invested Amount of each such Series that has such a shortfall with respect to the related Monthly Period. See "The Pooling and Servicing Agreement Generally -- Sharing of Excess Finance Charge Collections Among Excess Allocation Series."

Shared Principal
Collections................  If the Prospectus Supplement for a Series so
                               provides, any Series may be designated as a Series that shares with other Series similarly designated, subject to certain limitations, certain excess collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (a "Principal Sharing Series"). To the extent that collections of Principal Receivables and certain other amounts that are allocated to the Certificateholders' Interest of any Principal Sharing Series are not needed to make payments to the Certificateholders of such Series or required to be deposited in a Principal Funding Account for such Series, such collections may be applied to cover principal payments due to or for the benefit of Certificateholders of another Principal Sharing Series. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such collections were initially allocated. See "The Pooling and Servicing Agreement Generally -- Shared Principal Collections."

Reallocations Among Series
in a
  Reallocation Group.......  If so specified in the related Prospectus
                               Supplement, the Certificates of a Series may be included in a Group that will be subject to reallocations of collections of Finance Charge Receivables and other amounts or obligations among the Series in such Group (a "Reallocation Group"). Collections of Finance Charge Receivables allocable to each Series in a Reallocation Group will be aggregated and made available for certain required payments for all Series in such Group. Consequently, the issuance of new Series in such Group may have the effect of reducing or increasing the amount of collections of Finance Charge Receivables allocable to the Certificates of other Series in such Group. See "Risk Factors -- Issuance of New Series."

Paired Series..............  If so specified in the related Prospectus
                               Supplement, a Series of Certificates may be issued (a "Paired Series") that is paired with one or more other Series or a portion of one or more other Series previously issued by the Trust (a "Prior Series"). A Paired Series may be issued at or after the commencement of a Controlled Accumulation Period or Controlled Amortization Period for a Prior Series. As the Invested Amount of the Prior Series having a Paired Series is reduced, the Invested Amount of the Paired Series will increase by an equal amount. Upon payment in full of such Prior Series, the Invested Amount of the Paired Series will be equal to the amount of the Invested Amount paid to Certificateholders of such Prior Series. If a Pay Out Event or Reinvestment Event occurs with respect to the Prior Series having a Paired Series or with respect to the Paired Series when such Prior Series is in a Controlled Amortization Period or Controlled Accumulation Period, the percentage specified in the applicable Prospectus Supplement for the allocation of collections of Principal Receivables to the Certificateholders' Interest of such Prior Series (the "Principal Allocation Percentage") and the Series Allocation Percentage for the Prior Series and the Principal Allocation Percentage and the Series Allocation Percentage for the Paired Series will be reset as specified in the related Prospectus Supplement and the Controlled Amortization Period, Controlled Accumulation Period, Early Amortization Period or Early Accumulation Period for such Prior Series could be lengthened.

Special Funding Account....  If on any date the Transferor Amount is less than or equal to the Required Transferor Amount, the Servicer shall not distribute to the holders of the Transferor Certificates any Collections of Principal Receivables that otherwise would be distributed to the holders of the Transferor Certificates, but shall deposit such funds in the Special Funding Account.

                             Funds on deposit in the Special Funding Account
                               will be withdrawn and paid to the holders of the Transferor Certificates on any Distribution Date to the extent that, after giving effect to such payment, the Transferor Amount exceeds the Required Transferor Amount on such date; provided, however, that if a Controlled Accumulation Period, Early Accumulation Period, Controlled Amortization Period or Early Amortization Period commences with respect to any Series, any funds on deposit in the Special Funding Account will be released and treated as Collections of Principal Receivables to the extent needed to cover principal payments due to or for the benefit of such Series.

Funding Period.............  The Prospectus Supplement relating to a Series of
                               Certificates may specify that for a period beginning on the Series Closing Date and ending on a specified date before the commencement of a Controlled Amortization Period or Controlled Accumulation Period with respect to such Series (the "Funding Period"), the aggregate amount of Principal Receivables in the Trust allocable to such Series may be less than the aggregate principal amount of the Certificates of such Series and an amount equal to the amount of such deficiency (the "Pre-Funding Amount") will be held in a trust account established with the Trustee for the benefit of Certificateholders of such Series (the "Pre-Funding Account") pending the transfer of additional Principal Receivables to the Trust or pending the reduction of the Invested Amounts of other Series issued by the Trust. The related Prospectus Supplement will specify the initial Invested Amount on the Series Closing Date with respect to such Series, the aggregate principal amount of the Certificates of such Series (the "Full Invested Amount") and the date by which the Invested Amount is expected to equal the Full Invested Amount. The Invested Amount will increase as Principal Receivables are delivered to the Trust or as the Invested Amounts of other Series of the Trust are reduced. The Invested Amount may also decrease due to the occurrence of a Pay Out Event as specified in the related Prospectus Supplement.

                             During the Funding Period, funds on deposit in the
                               Pre-Funding Account for a Series of Certificates will be withdrawn and paid to the Transferors to the extent of any increases in the Invested Amount. In the event that the Invested Amount does not for any reason equal the Full Invested Amount by the end of the Funding Period, any amount remaining in the Pre-Funding Account and any additional amounts specified in the related Prospectus Supplement will be payable to the Certificateholders of such Series in a manner and at such time as set forth in the related Prospectus Supplement.

                             If so specified in the related Prospectus
                               Supplement, monies in the Pre-Funding Account with respect to any Series will be invested by the Trustee in Eligible Investments or will be subject to a guaranteed rate or investment agreement or other similar arrangement, and investment earnings and any applicable payment under any such investment arrangement will be applied to pay interest on the Certificates of such Series.

Credit Enhancement.........  The credit enhancement (the "Credit Enhancement")
                               with respect to a Series offered hereby may include a letter of credit, a cash collateral account, spread account, a collateral interest, a surety bond, an insurance policy, guaranteed rate agreement, maturity liquidity facility, tax protection agreement or any other form of credit enhancement described in the related Prospectus Supplement. Credit Enhancement may also be provided to a Class or Classes of a Series or to a Series by subordination provisions which require that distributions of principal or interest be made with respect to the Certificates of such Class or Classes or such Series before distributions are made to one or more other Classes of such Series or to another Series (if the Supplement for such Series so provides).

                             The type, characteristics and amount of the Credit
                               Enhancement with respect to any Series will be determined based on several factors, including the characteristics of the Receivables and Accounts underlying or comprising the Trust Assets as of the Series Closing Date with respect thereto, and will be established on the basis of requirements of each applicable Rating Agency. The terms of the Credit Enhancement with respect to any Series offered hereby will be described in the related Prospectus Supplement. If so specified in the Prospectus Supplement for a Series, the level of Credit Enhancement for such Series may be reduced if such reduction satisfies the Rating Agency Condition. See "The Pooling and Servicing Agreement Generally -- Credit Enhancement" and "Risk Factors -- Limited Nature of Rating."

Servicing..................  UCS, in its capacity as Servicer under the Pooling and Servicing Agreement, is the initial Servicer for the Trust. The Servicer is responsible for servicing, managing and making collections on the Receivables. Subject to certain exceptions provided by the Rating Agencies described under "Risk Factors -- Characteristics as a Sale; Insolvency and Receivership Risks," which would permit the Servicer to make deposits on a monthly basis, the Servicer will deposit any collections on the Receivables in a Monthly Period into the Collection Account within two business days of the Date of Processing to the extent such collections are allocable to the Certificateholders' Interest of any Series and are required to be deposited into an account for the benefit of, or distributed to, the Certificateholders of any Series or the provider of any Series Enhancement. The "Distribution Date" for a Series will be the seventeenth day of each month (or, if such day is not a business day, the next business day) or such other date specified in the Supplement for a Series. The "Transfer Date" for a Series will be the business day preceding each Distribution Date or such other date specified in the Supplement for a Series. On the earlier of (a) the second business day following the Date of Processing and (b) the day on which the Servicer deposits any collections into the Collection Account, subject to certain exceptions described herein, the Servicer will pay to the holders of the Transferor Certificates their allocable portion of any collections then held by the Servicer. The "Date of Processing" is the business day on which a record of any transaction is first recorded pursuant to the Servicer's data processing procedures. The "Determination Date" for a Series will be the earlier of the third business day and the fifth calendar day (or if the fifth calendar day is not a business day, the immediately preceding business day) preceding the seventeenth day of each month, or such other date specified in the Supplement for a Series. On each Determination Date, the Servicer will calculate the amounts to be allocated to the Certificateholders of each Class or Series and the holders of the Transferor Certificates as described herein in respect of collections of Receivables received with respect to the preceding Monthly Period.

                             In certain limited circumstances, UCS may resign or
                               be removed as Servicer, in which event either the Trustee or, so long as it meets certain eligibility standards set forth in the Pooling and Servicing Agreement, a third-party servicer may be appointed as successor servicer. UCS is permitted to delegate certain of its duties as Servicer to any of its affiliates or, subject to certain conditions, to third party service providers, but any such delegation will not relieve the Servicer of its liability and responsibility with respect to such duties under the

                               Pooling and Servicing Agreement or any
                               Supplement. In addition, UCS may assign all or part of its obligations and duties as Servicer under the Pooling and Servicing Agreement to an affiliate of UCS as long as UCS shall have fully guaranteed the performance of such obligations and duties under the Pooling and Servicing Agreement. The Servicer will receive servicing fees payable with respect to each Series offered hereby as servicing compensation from the Trust. See "Description of the Certificates -- Servicing Compensation and Payment of Expenses."

Income Tax Withholding.....  Interest on the Certificates held by non-U.S.
                               persons will be subject to United States withholding tax unless the holder complies with applicable IRS identification requirements. Interest on the Certificates held by U.S. persons will be subject to backup withholding unless the holder complies with applicable IRS identification requirements.

Tax Status.................  Except to the extent otherwise provided in the related Prospectus Supplement, in the opinion of special tax counsel for the Transferor and the Trust, the Certificates of each Series offered hereby are properly characterized as debt for federal income tax purposes. Each Certificateholder, by acceptance of a Certificate of such a Series, will agree to treat the Certificates of such Series as debt of the Transferor for federal, state and local income and franchise tax purposes. See "Tax Matters" for additional information concerning the application of federal income tax laws.

ERISA Considerations.......  See "ERISA Considerations" herein and in the applicable Prospectus Supplement.

Certificate Rating.........  It will be a condition to the issuance of each
                               Series of Certificates or Class thereof offered pursuant to this Prospectus and the related Prospectus Supplement that they be rated in one of the four highest applicable rating categories by at least one nationally recognized statistical rating organization selected by the Transferor, as specified in the applicable Supplement (each rating agency rating any Series, a "Rating Agency"). The rating or ratings applicable to the Certificates of each such Series or Class thereof will be set forth in the related Prospectus Supplement. A security rating should be evaluated independently of similar ratings of different types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each rating should be evaluated independently of any other rating. See "Risk Factors -- Limited Nature of Rating."

Listing....................  If so specified in the Prospectus Supplement relating to a Series, application will be made to list the Certificates of such Series, or all or a portion of any Class thereof, on the Luxembourg Stock Exchange or any other specified exchange.

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Certificates.

     Limited Liquidity. It is anticipated that, to the extent permitted, the underwriters of any Series of Certificates offered hereby will make a market in such Certificates, but in no event will any such underwriter be under an obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide Certificateholders of any Series offered hereby with liquidity of investment or that it will continue for the life of such Certificates.

     Characteristics as a Sale; Insolvency and Receivership Risks. Each Account Owner represents and warrants in the applicable UCS Purchase Agreement that the transfer of all Receivables pursuant thereto to UCS is a valid sale and assignment of such Receivables from such Account Owner to UCS. The Account Owners and UCS will file appropriate Uniform Commercial Code ("UCC") financing statements to evidence this sale and perfect UCS's right, title and interest in such Receivables. Nevertheless, if the transfer of Receivables by an Account Owner to UCS is deemed to create a security interest under the UCC, a tax or government lien or other nonconsensual lien on property of such Account Owner arising before Receivables come into existence may have priority over UCS's interest in such Receivables (and therefore the Transferor's and the Trust's interest in such Receivables) and, if the Federal Deposit Insurance Corporation ("FDIC") were appointed receiver of either Universal Bank or CB&T, the receiver's administrative expenses may also have priority over UCS's security interest in the Receivables transferred to UCS by such party (and therefore the Transferor's and the Trust's ownership or security interest in such Receivables).

     UCS represents and warrants in the Funding Purchase Agreement that the transfer of all Receivables pursuant thereto to the Transferor is a valid sale and assignment of such Receivables from UCS to the Transferor. UCS and the Transferor will file appropriate UCC financing statements to evidence this sale and perfect the Transferor's right, title and interest in such Receivables. While UCS and the Transferor will treat the transactions described in the Funding Purchase Agreement as a sale of the Receivables to the Transferor under applicable state law, if UCS were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of UCS or UCS itself were to take the position that the sale of Receivables to the Transferor should be recharacterized as a pledge of such Receivables to secure a borrowing of UCS, then delays in payments of collections of Receivables to the Transferor (and therefore to the Trust and the Certificateholders) and possible reductions in the amount of such payments could result. See "Certain Legal Aspects of the Receivables -- Transfer of Receivables."

     Assuming the transactions contemplated in the Funding Purchase Agreement are treated as a sale, the assets of the Transferor would not generally be part of UCS's bankruptcy estate and would not be available to UCS's creditors. In a recent case, however, the U.S. Court of Appeals for the Tenth Circuit concluded that accounts receivable sold by a debtor prior to a filing for bankruptcy remain property of the debtor's bankruptcy estate. UCS has a credit card operation center, and AT&T Universal Funding will have its principal place of business, in Salt Lake City, Utah, which is inside the geographic area subject to the jurisdiction of the Tenth Circuit. If the conclusions in that case were applied in a UCS bankruptcy, the Receivables would be subject to claims of certain creditors and would be subject to the potential delays and reductions in payments to the Transferor and the Certificateholders. See "Certain Legal Aspects of the Receivables -- Certain Matters Relating to Insolvency."

     The Transferor represents and warrants in the Pooling and Servicing Agreement that the transfer of the Receivables by it to the Trust pursuant to the Pooling and Servicing Agreement is either a valid sale and assignment of such Receivables to the Trust or the grant to the Trust of a security interest in such Receivables. The Transferor will file appropriate UCC financing statements to evidence this sale and perfect the Trust's right, title and interest in such Receivables. If the transfer of the Receivables to the Trust were deemed to create a security interest therein under the UCC, a tax or statutory lien on property of the Transferor arising before a Receivable is transferred to the Trust may have priority over the Trust's interest in such Receivable. If the Transferor were to become a debtor in a bankruptcy case and a bankruptcy trustee or a creditor of the Transferor were to take the position that the transfer of the Receivables from the Transferor to the Trust should be characterized as a pledge of such Receivables, then delays in distributions on the Certificates and possible reductions in such distributions could result. See "Certain Legal Aspects of the Receivables -- Certain Matters Relating to Insolvency."

     In the event of a Servicer Default relating to the bankruptcy or insolvency of the Servicer, and no Servicer Default other than such bankruptcy or insolvency-related Servicer Default exists, the bankruptcy trustee or receiver may have the power to prevent either the Trustee or the majority of the Certificateholders from appointing a successor Servicer. If certain events occur relating to the bankruptcy, receivership or insolvency of UCS or the Transferor (any such event with respect to AT&T Universal Funding being an "Insolvency Event"), new Principal Receivables would not be transferred by the Transferor to the Trust. In the event of an Insolvency Event, the Trustee would sell the Receivables (unless Holders (as defined herein) of Certificates evidencing undivided interests aggregating more than 50% of the aggregate unpaid principal amount of each Series (or with respect to any Series with two or more Classes, 50% of the unpaid principal amount of each Class) and certain other persons specified in the Supplement for a Series instruct otherwise and provided that a trustee for the Transferor does not order a sale despite such instructions not to sell), thereby causing early termination of the Trust. The entire proceeds of such sale or liquidation will be treated as collections of Receivables and allocated accordingly among Series. Upon the occurrence of a Pay Out Event, if a trustee is appointed for the Transferor and no Pay Out Event other than such insolvency of the Transferor exists, the trustee may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Early Amortization Period. See "Certain Legal Aspects of the Receivables -- Certain Matters Relating to Insolvency."

     While UCS is the Servicer, cash collections held by UCS may, subject to certain conditions, be commingled and used for the benefit of UCS prior to each Transfer Date and, in the event of the bankruptcy, insolvency or receivership of UCS or, in certain circumstances, the lapse of certain time periods, the Trust may not have a perfected security interest in such collections. UCS will be allowed to make monthly rather than daily deposits of collections to the Collection Account if any of the following conditions are satisfied: (i) UCS obtains a commercial paper rating of at least A-1 and P-1 (or its equivalent) by the applicable Rating Agency, (ii) AT&T has a commercial paper rating of at least A-1 and P-1 (or its equivalent) by the applicable Rating Agency, UCS remains a direct or indirect majority-owned AT&T subsidiary and certain other arrangements are made satisfactory to each Rating Agency or (iii) any other arrangement that satisfies the Rating Agency Condition. If none of the foregoing conditions are satisfied, then UCS will, within five business days, commence the deposit of collections directly into the Collection Account within two business days of the Date of Processing.

     In addition to the matters discussed above, if UCS were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy or UCS itself were to request a bankruptcy court to order that the Transferor be substantively consolidated with UCS, delays in and reductions in the amount of distributions on the Certificates could occur. The Transferor has been structured such that
(i) the voluntary or involuntary application with respect to the Transferor for relief under Title 11 of the United States Code (the "Bankruptcy Code") or similar applicable state laws and (ii) the substantive consolidation of the Transferor and UCS are unlikely. The Transferor is a separate, limited purpose subsidiary, the certificate of incorporation of which contains limitations on the nature of the Transferor's business and restrictions on the ability of the Transferor to commence voluntary cases or proceedings under such laws without the prior unanimous vote of all its directors. Further, the Transferor does not intend to file, and UCS has agreed that it will not file, a voluntary petition for relief under the Bankruptcy Code or any similar applicable state laws with respect to the Transferor.

     Consumer Protection Laws. The Accounts and Receivables are subject to numerous federal and state consumer protection laws which impose requirements on the solicitation, making, enforcement and collection of consumer loans. Such laws, as well as any new laws or rulings which may be adopted (including, but not limited to, federal or state interest rate caps on credit cards), may adversely affect the Servicer's ability to collect on the Receivables or maintain the required level of periodic finance charges, annual membership fees and other fees. In addition, failure by the Servicer to comply with such requirements could adversely affect the Servicer's ability to enforce the Accounts or Receivables.

     Pursuant to the Pooling and Servicing Agreement, the Transferor makes certain representations and warranties relating to the validity and enforceability of the Accounts and the Receivables and pursuant to the Funding Purchase Agreement, UCS makes similar representations and warranties with respect to the Receivables. However, it is not anticipated that the Trustee will make any examination of the Receivables or the records relating thereto for the purpose of establishing the presence or absence of defects, compliance with such representations and warranties, or for any other purpose. The sole remedy if any such representation or warranty is not complied with and such noncompliance continues beyond the applicable cure period, is that the Receivables affected thereby will be reassigned to the Transferor (for reassignment, in turn, to UCS pursuant to the Funding Purchase Agreement) or assigned to the Servicer, as the case may be. In addition, in the event of the breach of certain representations and warranties, the Transferor may be obligated to accept the reassignment of the entire Trust portfolio. See "The Pooling and Servicing Agreement
Generally -- Representations and Warranties" and "-- Servicer Covenants" and "Certain Legal Aspects of the Receivables -- Consumer Protection Laws."

     Application of federal and state bankruptcy and debtor relief laws would affect the interests of Certificateholders in the Receivables if such laws result in any Receivables being written off as uncollectible when there are no funds available pursuant to any applicable Credit Enhancement or other sources. See "The Pooling and Servicing Agreement Generally -- Defaulted Receivables; Rebates and Fraudulent Charges."

     Proposed Legislation -- Limitation on Finance Charges. Congress and the states may enact new laws and amendments to existing laws to regulate further the credit card industry or to reduce finance charges or other fees or charges applicable to credit card accounts. The potential effect of any such legislation could be to reduce the yield on the Accounts. If such yield is reduced, a Pay Out Event or Reinvestment Event could occur, and an Early Amortization Period or Early Accumulation Period may commence. See "Description of the
Certificates -- Pay Out Events and Reinvestment Events."

     Generation of Additional Receivables; Dependency on Cardmember
Repayments. The Receivables may be paid at any time and there is no assurance that there will be additional Receivables created in the Accounts, that Receivables will be added to the Trust from Additional Accounts designated to the Trust, or that any particular pattern of cardmember repayments will occur. The commencement and continuation of a Controlled Amortization Period or a Controlled Accumulation Period will be dependent upon the continued generation of new Receivables to be conveyed to the Trust. A significant decline in the amount of Receivables generated could result in the occurrence of a Pay Out Event or Reinvestment Event and the commencement of the Early Amortization Period or the Early Accumulation Period. The full payment of the Invested Amount of a Series or Class is dependent on cardmember repayments and will not be made if such repayment amounts are insufficient to pay such Series or Class its Invested Amount in full by the Series Termination Date. The Pooling and Servicing Agreement provides that the Transferor will be required, and the Funding Purchase Agreement provides that UCS will be required (subject to certain conditions), to designate Additional Accounts, the Receivables of which will be added to the Trust in the event that the amount of the Principal Receivables is not maintained at the Required Minimum Principal Balance or if the Transferor Amount is less than the Required Transferor Amount. If Additional Accounts are not designated by the Transferor and UCS when required, a Pay Out Event or Reinvestment Event may occur and result in the commencement of an Early Amortization Period or Early Accumulation Period. In addition, a decrease in the effective yield on the Receivables due to, among other things, a change in the annual percentage rates applicable to the Accounts, an increase in the level of delinquencies or an increase in convenience use (i.e., where cardmembers pay their Receivables early and thus avoid all finance charges on purchases) could cause the commencement of an Early Amortization Period or Early Accumulation Period as well as result in decreased protection to Certificateholders against defaults under the Accounts.

     Social, Legal, Economic and Other Factors. Changes in card use and payment patterns by cardmembers result from a variety of social, legal and economic factors. Economic factors include the rate of inflation, unemployment levels, tax law changes and relative interest rates. The use of incentive programs (e.g., gift awards for card usage) may also affect card use. The Transferor and UCS are unable to determine and have no basis to predict whether or to what extent legal, economic or social factors will affect card use or repayment patterns. See "The Accounts."

     Competition in the Credit Card Industry. The credit card industry is highly competitive and operates in a legal and regulatory environment increasingly focused on the cost of services charged for credit cards. As new credit card issuers seek to enter the market and issuers seek to expand their market share, there is increased use of advertising, target marketing and pricing competition. Congress and the states may enact new laws and amendments to existing laws to regulate further the credit card industry or to reduce finance charges or other fees or charges applicable to credit card accounts. In addition, certain credit card issuers assess annual percentage rates or other fees or charges at rates lower than the rate currently being assessed on most of the Accounts. If cardmembers choose to utilize competing sources of credit, the rate at which new Receivables are generated in the Accounts may be reduced and certain purchase and payment patterns with respect to Receivables may be affected. The Trust will be dependent upon the continued ability of the Account Owners and UCS to generate new Receivables. If the rate at which new Receivables are generated declines significantly and the Account Owners do not designate Additional Accounts, a Pay Out Event or Reinvestment Event could occur, in which event an Early Amortization Period or Early Accumulation Period would commence.

     In September 1994, the United States Court of Appeals for the Tenth Circuit reversed a 1992 Utah federal court decision that the VISA association violated antitrust laws when it denied membership in VISA to a subsidiary of Sears Roebuck & Co., on the basis that another former Sears subsidiary at the time was the issuer of the Discover credit card, a competitor of the VISA credit card. In June 1995, the United States Supreme Court declined to review the decision of the court of appeals. MasterCard has settled a similar lawsuit. This settlement by MasterCard or a similar lawsuit against VISA could result in increased competition among issuers of VISA and MasterCard credit cards and thereby have adverse consequences for members of the MasterCard and VISA associations, such as the Account Owners.

     Ability of Account Owners and UCS to Change Terms of the Accounts; Decrease in Finance Charges. Pursuant to the Pooling and Servicing Agreement, the Transferor is not transferring to the Trust the Accounts but only the Receivables arising in the Accounts. As owner of the Accounts, the Account Owners have the right to determine the annual percentage rates and the fees which are applicable from time to time to the Accounts, to alter the minimum monthly payment required under the Accounts and to change various other terms with respect to the Accounts. Changes in Account terms by any Account Owner can only be made with UCS's prior written consent. A decrease in the annual percentage rates or a reduction in fees would decrease the effective yield on the Accounts and could result in the occurrence of a Pay Out Event or Reinvestment Event and the commencement of an Early Amortization Period or Early Accumulation Period. An alteration of payment terms may result in fewer payments on Receivables being made in any month. Under the applicable UCS Purchase Agreement, each Account Owner agrees that, unless required by law or unless it deems it necessary to maintain on a competitive basis its credit card business or a program operated by such credit card business based on a good faith assessment by it of the nature of the competition with respect to the credit card business or such program, it will not take any action which would have the effect of reducing the Portfolio Yield (as defined herein) to a level that could reasonably be expected to cause any Series to experience a Pay Out Event or Reinvestment Event based on the insufficiency of the Series adjusted Portfolio Yield or any similar test or take any action that would have the effect of reducing the Portfolio Yield to less than the highest Average Rate (as defined herein) for any Group. "Portfolio Yield" means, with respect to the Trust as a whole and, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the aggregate of the sum of the Series Allocable Finance Charge Collections (as defined herein) for all Series during the immediately preceding Monthly Period calculated on a cash basis after subtracting therefrom the Series Allocable Defaulted Amount (as defined herein) for all Series for such Monthly Period and (b) the denominator of which is the total amount of Principal Receivables as of the last day of such immediately preceding Monthly Period. Unless otherwise provided in the Prospectus Supplement with respect to any Series, "Average Rate" means, with respect to any Group, the percentage equivalent of a decimal equal to the sum of the amounts for each outstanding Series (or each Class within a Series consisting of more than one Class) within such Group obtained by multiplying (a) the certificate rate for such Series or Class (adjusted to take into account any payments made pursuant to any interest rate agreements) and (b) a fraction, the numerator of which is the aggregate unpaid principal amount of the Certificates of such Series or Class and the denominator of which is the aggregate unpaid principal amount of all Certificates within such Group. In addition, each Account Owner also agrees that, unless required by law and except as provided above, such Account Owner will take no action with respect to the applicable credit card agreements or the applicable credit card guidelines that, at the time of such action, such Account Owner reasonably believes will have a material adverse effect on UCS, AT&T Universal Funding or the Certificateholders. In servicing the Accounts, each of the Servicer and any successor servicer will be required to exercise the same care and apply the same policies that it exercises in handling similar matters for its own or other comparable accounts. Except as specified above, there are no restrictions specified in the UCS Purchase Agreement on the ability of an Account Owner to change the terms of its Accounts.

     There can be no assurances that changes in applicable law, changes in the marketplace or prudent business practice might not result in a determination by an Account Owner and UCS to decrease customer finance charges or otherwise take actions which would change other Account terms. Under certain circumstances, the Transferor will have the right and may be required from time to time to require UCS to designate Receivables from time to time existing in Additional Accounts or Participation Interests for inclusion in the Trust. However, such Additional Accounts or Participation Interests may not be of the same credit quality or have the same characteristics as the Accounts, the Receivables of which have been conveyed to the Trust. See "The Pooling and Servicing Agreement
Generally -- Additions of Accounts or Participation Interests."

     Basis Risk. The Accounts generally have finance charges set at a variable rate above the prime rate or other specified index. Any Class of Certificates offered hereby may bear interest at a floating rate based on a different floating rate index. If there is a decline in the Prime Rate or such other specified index, the amount of collections of Finance Charge Receivables on the Accounts may be reduced, whereas the amounts payable as interest with respect to the Certificates and other amounts required to be funded out of collections of Finance Charge Receivables may not be similarly reduced.

     Risks of Swaps. The Trustee on behalf of the Trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk to Certificateholders from adverse changes in interest rates. However, such transactions will not eliminate fluctuations in the value of the Receivables or prevent such losses if the value of the Receivables decline.

     The Trust's ability to hedge all or a portion of its portfolio of Receivables through transactions in Swaps (as defined herein) depends on the degree to which interest rate movements in the market generally correlate with interest rate movements in the Receivables.

     The Trust's ability to engage in transactions involving Swaps will depend on the degree to which the Trust can identify acceptable counterparties (as defined herein). There can be no assurance that acceptable counterparties will be available for a specific Swap at any specific time.

     The costs to the Trust of hedging transactions vary among the various hedging techniques and also depend on such factors as market conditions and the length of the contract. Furthermore the Trust's ability to engage in hedging transactions may be limited by tax considerations.

     Swaps are not traded on markets regulated by the Commission or the Commodity Futures Trading Commission, but are arranged through financial institutions acting as principals or agents. In an over-the-counter environment, many of the protections afforded to exchange participants are not available. For example, there are no daily fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Because the performance of over-the-counter Swaps is not guaranteed by any settlement agency, there is a risk of counterparty default.

     The Trust may consider taking advantage of investment opportunities in Swaps that are not presently contemplated for use by the Trust or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Trust's objectives and legally permissible investments for the Trust. Such opportunities, if they arise, may involve risks that differ from or exceed those involved in the activities described above and will be more fully described in the applicable Prospectus Supplement.

     Limited Nature of Rating. Any rating assigned to the Certificates of a Series or a Class by a Rating Agency will reflect such Rating Agency's assessment of the likelihood that Certificateholders of such Series or Class will receive the payments of interest and principal required to be made under the Pooling and Servicing

Agreement and the related Supplement and will be based primarily on the value of the Receivables in the Trust and the availability of any Credit Enhancement with respect to such Series or Class. Any such rating will therefore generally address credit risk and will not, unless otherwise specified in the related Prospectus Supplement with respect to any Class or Series offered hereby, address the likelihood that the principal of, or interest on, any Certificates of such Class or Series will be prepaid, paid on a scheduled date or paid on any particular date before the applicable Series Termination Date. In addition, any such rating will not address the possibility of the occurrence of a Pay Out Event or Reinvestment Event with respect to such Class or Series or the possibility of the imposition of United States withholding tax with respect to non-U.S. Certificateholders. Further, the available amount of any Credit Enhancement with respect to any such Series or Class will be limited and will be subject to reduction from time to time as described in the related Prospectus Supplement. In addition, the rating of any Series or Class may be dependent upon the rating of any provider of Series Enhancement for such Series or Class. The rating of the Certificates of a Class or Series will not be a recommendation to purchase, hold or sell such Certificates, and such rating will not comment as to the marketability of such Certificates, any market price or suitability for a particular investor. There is no assurance that any rating will remain for any given period of time or that any rating will not be lowered or withdrawn entirely by a Rating Agency if in such Rating Agency's judgment circumstances so warrant.

     Issuance of New Series. The Trust, as a master trust, is expected to issue new Series from time to time. While the terms of any Series will be specified in a Supplement, the provisions of a Supplement and, therefore, the terms of any new Series, will not be subject to the prior review or consent of holders of the Certificates of any previously issued Series. Such terms may include methods for determining applicable investor percentages and allocating collections, provisions creating different or additional security or other Series Enhancements, provisions subordinating such Series to other Series or subordinating other Series (if the Supplement relating to such Series so permits) to such Series, and any other amendment or supplement to the Pooling and Servicing Agreement which is made applicable only to such Series. The obligation of the Trustee to issue any new Series is subject to the following conditions, among others: (a) such issuance will not result in any Rating Agency reducing or withdrawing its then existing rating of the Certificates of any outstanding Series or Class with respect to which it is a Rating Agency (the notification in writing by each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in such a reduction or withdrawal is referred to herein as the "Rating Agency Condition") and (b) the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, in the reasonable belief of the Transferor, such issuance will not (i) result in the occurrence of a Pay Out Event or Reinvestment Event or (ii) materially adversely affect the timing or amount of payments to Certificateholders of any Series or Class (any of the conditions referred to in the preceding clauses (i) and (ii) are referred to herein as an "Adverse Effect"). There can be no assurance, however, that the issuance of any other Series, including any Series issued from time to time hereafter, might not have an impact on the timing or amount of payments received by a Certificateholder. In addition, the Supplements relating to Series which are part of a Group as described herein may provide that collections of Receivables allocable to such Series will be reallocated among all Series in the Group. Consequently, the issuance of new Series in a Group may have the effect of reducing the amount of collections of Receivables which are reallocated to the Certificates of existing Series in such Group. For example, in a Reallocation Group, which will provide for the reallocation of collections of Finance Charge Receivables allocable to a Series among all Series in such Group, an additional Series which is issued with a larger claim with respect to monthly interest than that of previously issued Series in such Group (due to a higher certificate rate) will receive a proportionately larger reallocation of collections of Finance Charge Receivables. Such issuance will reduce the amount of collections of Finance Charge Receivables which are reallocated to the existing Series in such Group. Furthermore, there can be no assurance that, for any Series in a Group, the Trust will issue any other Series in such Group. Accordingly, the anticipated benefits of sharing or reallocation collections of Receivables may not be realized. See "The Pooling and Servicing Agreement Generally -- Groups of Series."

     Addition of Trust Assets. The Transferor may from time to time designate Participation Interests to be conveyed to the Trust or may designate Additional Accounts, the Receivables in which will be conveyed to the Trust. In addition, under certain circumstances, the Transferor will be obligated to designate Aggregate Addition Accounts or, at the Transferor's option, Participation Interests for inclusion in the Trust. "Aggregate Addition Accounts" means revolving credit card accounts established pursuant to a credit card agreement between an Account Owner and the person or persons obligated to make payments thereunder, excluding any merchant, which is designated by the Transferor to be included as an Account. Aggregate Addition Accounts may be subject to different eligibility criteria than the Accounts, the Receivables of which are currently included in the Trust, and may include accounts originated using criteria different from those which were applied to the Accounts, the Receivables of which were initially included in the Trust, because such accounts were originated at a later date or were part of a portfolio of credit card accounts which were not part of the Accounts or which were acquired from another credit card issuer. Moreover, Aggregate Addition Accounts may not be accounts of the same type previously included in the Trust. Consequently, there can be no assurance that such Aggregate Addition Accounts will be of the same credit quality as the Accounts, the Receivables of which were initially included in the Trust. In addition, such Aggregate Addition Accounts may consist of credit card accounts which have different terms than the Accounts, the Receivables of which are now included in the Trust, including lower periodic finance charges, which may have the effect of reducing the average yield on the portfolio of Accounts. The designation of Aggregate Addition Accounts will be subject to the satisfaction of certain conditions, including that (a) such addition will satisfy the Rating Agency Condition and (b) the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, in the reasonable belief of the Transferor, such addition will not have an Adverse Effect. The Transferor expects to convey from time to time to the Trust the Receivables arising in certain Aggregate Addition Accounts in accordance with the provisions of the Pooling and Servicing Agreement.

     After obtaining the consent of each Rating Agency, the Transferor may also, from time to time, at its sole discretion, designate newly originated Eligible Accounts to be included as Accounts ("New Accounts") subject to the limitations and conditions specified in this paragraph. For purposes of the definition of New Accounts, Eligible Accounts will be deemed to include only types of revolving credit card accounts which are included as Initial Accounts or which have previously been included in any Aggregate Addition if the assignment related to such Aggregate Addition provides that such type of revolving credit card account is permitted to be designated as a New Account. Until such time as each applicable Rating Agency otherwise consents, the number of New Accounts may be subject to certain restrictions. To the extent New Accounts are designated for inclusion in the Trust, the Transferor will deliver to the Trustee, at least semiannually, an opinion of counsel with respect to the New Accounts included as Accounts confirming the validity and perfection of each transfer of such New Accounts. If such opinion of counsel with respect to any New Accounts is not so received, all Receivables arising in the New Accounts to which such failure relates will be removed from the Trust. The Transferor will designate New Accounts subject to the following conditions, among others: (a) the New Accounts will all be Eligible Accounts; (b) such conveyance will not result in the occurrence of a Pay Out Event or Reinvestment Event; and (c) such conveyance will not have been made in contemplation of an insolvency event with respect to the Transferor, UCS or any Account Owner. New Accounts and Aggregate Addition Accounts are collectively referred to herein as "Additional Accounts."

     Any Participation Interests to be included as Trust Assets or any Eligible Accounts, other than New Accounts, to be included as Accounts after the Initial Cut-Off Date, are collectively referred to herein as an "Aggregate Addition." "Eligible Account" means a revolving credit card account owned by an Account Owner and its successors and permitted assigns which, as of the respective date of designation, is a revolving credit card account in existence and maintained by an Account Owner or such successors or assignees, is payable in United States dollars, has a cardmember whose address is in the United States or its territories or possessions or a military address, except as provided below has a cardmember who has not been identified by the Servicer in its computer files as being involved in any voluntary or involuntary bankruptcy proceeding, has not been identified as an account with respect to which the related card has been lost or stolen, has not been sold or pledged to any other party except for any other Account Owner that has either entered into a receivables purchase agreement or is an Additional Transferor, does not have receivables which have been sold or pledged by an Account Owner to any other party other than UCS, the Transferor or any Additional Transferor, except as provided below does not have receivables that are Defaulted Receivables, and does not have any receivables that have been identified by the Servicer or the related cardmember as having been incurred as a result of fraudulent use of any related credit card, and with respect to Additional Accounts, certain other accounts which shall have satisfied the Rating Agency Condition. Accounts which relate to bankrupt obligors or certain charged-off receivables may be designated as Accounts provided that the amount of Principal Receivables in any such Account is deemed to be zero for purposes of all allocations under the Pooling and Servicing Agreement.

     Allocations. To the extent provided in any Supplement, or any amendment to the Pooling and Servicing Agreement, portions of the Receivables or Participation Interests conveyed to the Trust and all collections received with respect thereto may be allocated to one or more Series or Groups as long as the Rating Agency Condition shall have been satisfied with respect to such allocation and the Servicer shall have delivered an officer's certificate to the Trustee to the effect that the Servicer reasonably believes such allocation will not have an Adverse Effect.

                                USE OF PROCEEDS

     The net proceeds from the sale of the Certificates of any Series offered hereby, before the deduction of expenses, will be paid to the Transferor. Unless otherwise specified in the related Prospectus Supplement, the Transferor will use such proceeds to pay UCS the purchase price of the Receivables and UCS will use such proceeds primarily for repayment of intercompany loans from AT&T or its affiliates.

                                   THE TRUST

     The Trust was formed pursuant to the Pooling and Servicing Agreement. The Trust does not and will not engage in any business activity other than acquiring and holding the Receivables and the other assets of the Trust and proceeds therefrom, issuing Certificates, the Transferor Certificate and any Supplemental Certificate and making payments thereon and on any Series Enhancements and related activities. As a consequence, the Trust does not and is not expected to have any source of capital other than the Trust Assets. The Trust is administered in accordance with the laws of the State of New York.

     The Transferor conveyed to the Trust, without recourse, its interests in all Receivables existing in the Initial Accounts at the close of business on the Initial Cut-Off Date, and will convey to the Trust, without recourse, its interest in all Receivables arising under such Accounts thereafter, in exchange for the net cash proceeds from the sale of one or more Series of Certificates plus the Transferor Certificate representing the Transferor's Interest. In addition, the Transferor may convey from time to time to the Trust, without recourse, except as provided in the Pooling and Servicing Agreement, its interests in all Receivables existing in certain Additional Accounts and Participation Interests, if any, at the close of business on each applicable date of designation thereof. The Trust Assets consist of the Receivables and any Participation Interests conveyed to the Trust, all monies due or to become due thereunder, the proceeds of the Receivables, all monies on deposit in certain accounts maintained for the benefit of the Certificateholders, and the right to receive Recoveries and Interchange allocable to the Trust for the benefit of the Certificateholders. Pursuant to the Funding Purchase Agreement, the Transferor has the right (subject to certain limitations and conditions) and in some circumstances under the Pooling and Servicing Agreement is obligated, to require UCS to designate from time to time Additional Accounts to be included as Accounts and the Transferor will convey to the Trust, pursuant to the Pooling and Servicing Agreement, its interests in all Receivables of such Additional Accounts or Participation Interests. Under the Pooling and Servicing Agreement, the Transferor may convey Participation Interests to the Trust. See "The Pooling and Servicing Agreement Generally -- Additions of Accounts or Participation Interests." In addition, the Transferor may, but is not obligated to, designate from time to time Participation Interests or Receivables from Accounts to be removed from the Trust. See "The Pooling and Servicing Agreement
Generally -- Removal of Accounts."

         THE CREDIT CARD BUSINESS OF AT&T UNIVERSAL CARD SERVICES CORP.

GENERAL

     Pursuant to the Funding Purchase Agreement, UCS sold to the Transferor, and the Transferor in turn transferred to the Trust pursuant to the Pooling and Servicing Agreement, its respective ownership interest in the receivables which have or will be generated from transactions made and cash advances obtained by holders of certain credit card accounts originated and owned by Universal Bank and CB&T under the

AT&T Universal Card program (the "Accounts"). Universal Bank and CB&T are collectively referred to herein as the "Banks."

     The AT&T Universal Card is a combination credit card and AT&T calling card. The credit card may be issued under the program of either VISA or MasterCard. The AT&T calling card feature of the card allows cardmembers to charge local and AT&T long distance (domestic and international) calls ("Calling Card Calls") to their Accounts.

     The accounts in the AT&T Universal Portfolio (as defined herein) from which the receivables serviced by UCS are generated are, or will be, principally generated through the mailing of pre-approved applications directly to prospective cardmembers. In addition, some accounts are generated through: (i) unsolicited telephone requests for applications; (ii) requests for applications generated by telemarketing efforts; (iii) requests for applications via the Internet; (iv) applications or brochures provided to prospective cardmembers through marketing efforts at various college campuses; (v) the mailing of non-pre-approved applications directly to prospective cardmembers; and (vi) the mailing of credit card substitutions.

     Each of the Banks uses substantially similar account origination, acquisition and servicing policies and procedures. The Banks use the Servicer (which is an affiliate of Universal Bank) and third party vendors in the process of originating and servicing the accounts. The Servicer performs account set-up, telemarketing, issuance and encoding of credit cards, customer service, collection activities, accounting and certain data processing services at its credit card operations centers in Jacksonville, Florida and Salt Lake City, Utah. The Servicer also operates a remittance processing center in Columbus, Georgia.

     Data processing services are performed on behalf of the Servicer by Total System Services, Inc. ("Total System"), a Columbus, Georgia-based company which is an affiliate of CB&T. Total System is responsible for processing credit slips (drafts) and cash advances and authorizing accountholder purchases for merchants. Additionally, it stores customer data files, updates master files daily, and provides master file tapes monthly. Total System is also responsible for making billing statement calculations, creating statement files, handling the daily posting of transactions to the accounts and daily settlement with MasterCard and VISA.

THE ACCOUNTS

     The accounts in the AT&T Universal Portfolio currently consist solely of VISA and MasterCard credit card accounts originated under "The AT&T Universal Card" program by Universal Bank or CB&T, as Account Owners. The accounts were issued by Universal Bank or CB&T in accordance with the underwriting criteria explained below.

     Substantially all of the Banks' new accounts are generated through the result of direct mail and telephone solicitations of potential cardmembers conducted on a nationwide basis. The Servicer, on behalf of Universal Bank and CB&T, obtains from one or more of the independent national bureaus the names, addresses and credit histories of certain individuals. These individuals are then credit bureau scored to evaluate credit risk in accordance with the Banks' established credit quality standards. Credit bureau scoring is intended to provide a general indication, based on the information available, of an individual's likelihood to repay his or her obligations. The credit bureau scoring includes two industry-accepted credit scoring models that have been developed by independent firms to statistically evaluate the correlation of certain common characteristics with credit risk. The Management Decision System model predicts the likelihood of bankruptcy. The FICO scoring model, which was developed by Fair, Isaacs Companies, predicts the likelihood of an account being charged off in the next 18 to 24 months.

     Based on credit bureau scores, other credit characteristics and demographic information, certain individuals are then selected for solicitation. The Banks offer credit cards with different annual percentage rates and annual fee combinations and enhanced special features such as discounts on long distance telephone charges, extended warranties, travel assistance, travel accident insurance, rewards programs, buyer protection and purchase security programs, collision and loss damage insurance and automobile rental insurance. In addition, the Banks offer cardmembers optional enhancements for a fee (for example, annuities, payment protection, wallet security and life and health insurance).

     Individuals qualifying for pre-approved direct mail solicitation are offered a credit card through the use of an acceptance certificate similar to traditional pre-approved coupons which are standard in the industry. The prospective cardmember is required to provide certain information to the Servicer. Upon receipt of the requested information, the Servicer requests an updated credit report. In some instances, the offer is made with a pre-assigned initial credit line which may be adjusted after one month based upon this updated credit bureau risk profile. In most cases, prospective customers receive offers of credit lines up to a pre-approved amount, but the initial credit line is not assigned until after the updated credit information has been obtained.

     When the Servicer, on behalf of the Banks, receives an application for a credit card that has not been pre-approved, it reviews such application for completeness and obtains a credit report and credit bureau score on the applicant from an independent national credit bureau. The Servicer, on behalf of the Banks, may verify certain information regarding the applicant and request additional information as deemed necessary to make a decision on the creditworthiness of the applicant.

     Credit limits are established for each prospective cardmember based on credit bureau score, income and other credit characteristics. The accounts in the AT&T Universal Portfolio generally have credit limits ranging from $2,000 to $12,000. The non-premium accounts generally have initial credit limits in the $2,000 to $5,000 range, with the average limit being between $2,500 and $3,000. The premium accounts are generally assigned credit limits of $5,000 to $12,000 or more, with the average limit being between $6,000 and $6,500. The Banks use the Triad behavioral scoring system to review the accounts periodically for automatic credit line adjustment. The accounts are scored based upon time since the last credit line adjustment, account age, current limit, credit line utilization, payment history and other relevant credit criteria. Line increases may also be granted by credit analysts who manually review accounts upon request by the cardmember. The amount by which an account may be allowed to exceed the established credit limit is determined based on a behavioral score assigned to the account. Also, further extension of credit may be suspended if the balance on an account exceeds the assigned maximum credit limit.

ADDITIONAL ACCOUNTS

     Receivables from Additional Accounts, if needed, will be added to the Trust from accounts originated or acquired by Universal Bank, CB&T or another Account Owner through pre-approved applications and other sources, as described above. See "Risk Factors -- Addition of Trust Assets."

BILLING AND PAYMENTS

     General. Monthly billing statements for the accounts are prepared by the Servicer based on transaction and collection data processed on behalf of the Servicer by Total System. A statement is sent if the amount due on the account totals at least $1.00 or if there are new charges for Calling Card Calls during the billing cycle. If the amount owed is less than $1.00 and there are no charges for Calling Card Calls, the charges are included on a statement in a subsequent billing cycle.

     The accounts, which primarily have variable annual percentage rates, are governed by various cardmember agreements and disclosure statements and have different billing and payment structures, including varying fees, depending on the type of account. Each cardmember agreement provides that, subject to applicable law, Universal Bank or CB&T, as the case may be, may change the terms and conditions of that agreement at any time, including, but not limited to, those terms pertaining to minimum payments, the rate or amount of finance charges, fees or other charges and the method of computing the balance upon which finance charges are assessed. If required by applicable law, Universal Bank or CB&T, as the case may be, will provide prior written notice before implementation of any such change to the terms and conditions of a cardmember's agreement. There can be no assurance that the finance charges, fees and other charges discussed herein (including minimum daily periodic rates and minimum monthly payments) will remain at current levels in the future.

     Monthly billing statements for the accounts are sent to the cardmember at the end of each billing cycle, generally within two business days after the cycle date assigned to such account by the Servicer. Currently, the Servicer has 28 billing cycles within each calendar month. The monthly billing statement reflects all purchases, cash advances, administrative charges, if applicable (such as currency conversion charges, late charges, and returned payment charges), annual fees, if any, credit insurance charges and finance charges incurred by the account during the billing cycle or a prior billing cycle and reported to the Servicer, all payments or credits applicable to the account and the outstanding balance of the account as of the cycle date, including the available credit thereunder.

     Minimum Payments. Each holder of an account is required under most of the cardmember agreements (unless a payment holiday is granted by Universal Bank or CB&T) to make at least the minimum payment shown on each monthly statement by the due date to avoid delinquency. The minimum monthly payment in each billing cycle is the greater of (a) 2.1% of the new balance (or 2.5% in the case of certain accounts generated in the college market) reflected on the monthly statement (excluding charges for Calling Card Calls) rounded to the nearest whole dollar, plus all Calling Card Calls posted to the account in the billing cycle, plus any unpaid minimum payment from prior statements and any amounts which exceed the credit line, or (b) $10 (or the amount of the new balance if less than $10), plus any charges for Calling Card Calls.

     Universal Bank or CB&T may offer certain credit-qualified cardmembers the option to enjoy a payment holiday or holidays (i.e., the opportunity to withhold the remittance of any minimum payment on the account) for a particular billing cycle. Either Bank may make similar offers or increase the frequency of this program in the future. Daily periodic finance charges in connection with a payment holiday continue to accrue, and the amount of the next minimum monthly payment is determined as described herein, based on the account balance at the end of the next billing cycle. The effect of a payment holiday would be to increase the yield on the Receivables on a billed basis and to decrease the rate of payments of Finance Charge Receivables and Principal Receivables during the billing cycles to which the offer applies.

     Finance Charges. Finance charges on the accounts are the sum of (a) periodic finance charges assessed on purchases of merchandise or services or cash advances allocable to the account and (b) cash advance fee finance charges. Finance charges on accounts are calculated separately for purchases and cash advances. Finance charges for purchases are determined by applying a daily periodic rate (the Annual Percentage Rate divided by 365 days) to the daily balance of purchases, and adding together any such finance charges for each day in the billing cycle. Finance charges for cash advances are determined by applying the daily periodic rate to the daily balance of cash advances, and adding together any such finance charges for each day in the billing cycle, plus any applicable cash advance fee(s).

     The daily balance for purchases is determined by adding each day (i) the beginning balance of purchases on the account, (ii) any new purchases, (iii) any unpaid finance charges on purchases, (iv) any charges for credit insurance, (v) any other charges posted to the account, and (vi) any unpaid charges for Calling Card Calls from prior billing cycles, and subtracting from that sum any payments and credits applied to purchases that day.

     The daily balance for cash advances is determined by adding each day (i) the beginning balance of cash advances on the account, (ii) any new cash advances and (iii) any unpaid finance charges on cash advances, and then subtracting from that sum any payments and credits applied to cash advances that day. A finance charge is imposed on a cash advance (including convenience checks), or a portion of it, from the date the cash advance is included in the daily balance, until the date payment is made in full.

     A finance charge is imposed on a purchase from the date purchase is included in the daily balance until the date payment in full is received. No finance charge is imposed on new purchases in the billing cycle in which they are posted to the account if in the prior billing cycle there was no new balance or if the entire new balance on the account was paid by the payment due date indicated on the monthly statement. However, finance charges accrue from the date of posting on certain balance transfers generated by certain promotional offers. The payment due date is no less than 25 days after the closing date of the previous billing cycle. No finance charge is imposed on Calling Card Calls in the billing cycle in which they are posted to the account. Any charge for Calling Card Calls that is not paid by the payment due date on the monthly statement in which it is billed is added to the daily balance of purchases on the first day of the next billing cycle.

     The finance charges are computed by taking the sum of (i) the daily balances for cash advances multiplied by the daily periodic rate applicable to the account, and (ii) the daily balances for purchases multiplied by the daily periodic rate applicable to the account and adding together any such finance charges for each day in the billing cycle. For most accounts, the periodic rate is a variable rate that changes quarterly and is calculated by taking the highest rate among the prime rates published in the Wall Street Journal (rounded to the nearest 1/10 of a percent) (the "Prime Rate") on specified days during each calendar quarter and adding a specified margin to that rate. On some accounts, the periodic rate is adjusted monthly. The Banks have and may again offer special fixed promotional rates that revert in time to a variable rate or may offer accounts with variable rates tied to other financial indices. Beginning on or about September 1, 1996, finance charges on the accounts will be compounded daily.

     If an account becomes delinquent, the rate payable on the account (including any promotional rate payable on the entire balance) may be increased to 11.9% over the Prime Rate or 16% over a designated commercial paper rate. A cardmember may again qualify for the lower variable annual percentage rate on new purchases and cash advances, as well as existing balances, after the account has been in good standing for up to 12 months. Any change in the periodic rate will go into effect on the first day of the billing cycle starting after the first day of the next calendar month or quarter, as the case may be, and may result in an increase or decrease in the finance charge imposed on the account. There will be a minimum finance charge of 50 cents in any billing cycle in which a finance charge at a periodic rate is charged.

     Accounts are also assessed a fee for each cash advance posted to the account, including withdrawals of cash from ATMs, cash advances provided by banks or other institutions, and convenience checks. The cash advance fee applicable to an account will be the greater of $2.00 or 2% of each cash advance, up to a maximum of $20.00. The cash advance fee is part of the finance charge. Currently, cash advances are not entitled to any grace period and are assessed finance charges from the date of the transaction in the case of cash advances from banks and ATMs and from the date of posting in the case of convenience checks.

     Fees and Charges. Universal Bank began issuing the AT&T Universal Card in March 1990. Cardmembers who acquired AT&T Universal Cards during the first year of the program were considered charter members. All charter members received a VISA or MasterCard credit card which carries no annual fee for life, provided that the card is used at least once annually. Beginning in March 1991, the Banks began issuing cards with non-refundable membership fees ranging from $20 to $60 on certain accounts. However, most of the accounts currently do not carry an annual fee.

     Accounts may be assessed administrative charges which may include (a) late charges of $15 if the required minimum payment on the account is not received by the payment due date shown on the monthly billing statement, (b) returned payment charges of $15 the first time a payment on the account is returned unsatisfied by the bank or other financial institution on which the payment was drawn, (c) overlimit charges of $15 if the new balance on the account exceeds the credit line on the account in any billing cycle and (d) currency conversion charges. No late fee is assessed if the balance is less than $50.

     Payments. Payments to the Banks by holders of the accounts are processed by the Servicer and generally are allocated to the outstanding balance in the following order: (i) to calling card charges on the most recent billing statement, (ii) to finance charges at promotional rates, (iii) to purchase finance charges, (iv) to cash advance/convenience check finance charges, (v) to miscellaneous charges (e.g., late fees, overlimit fees), (vi) to balance charges at promotional rates, (vii) to purchase balances two or more cycles old, (viii) to purchase balances made in the previous billing cycle, (ix) to cash advances/convenience check balances two or more cycles old, (x) to cash advances/convenience checks made in previous cycle, (xi) to calling card charges made since the last billing statement, (xii) to purchases made since the last billing statement and (xiii) to cash advances/convenience checks made since the last billing statement. Any excess is credited to the account as an overpayment amount applied to purchases.

COLLECTION OF DELINQUENT ACCOUNTS

     Each account is billed monthly on or about the same day of the month. Minimum scheduled payments under the accounts are due no less than 25 days after the closing date of the previous billing cycle. An account is considered delinquent (or one payment past due) if the minimum payment indicated on the cardmember's billing statement is not received by the Servicer by the next statement cycle date. Interest generally is not assessed on purchases unless payment in full has not been received before the next statement cycle date, which is generally five days after the payment due date.

     The Servicer uses the Triad System to create a behavioral score for all accounts. The Triad System is an independently developed scoring model that uses payment behavior, the age of the account, credit bureau scores, credit balance, credit line utilization and other factors to predict the probability of an account becoming 90 days past due in the next six months. Based on the behavioral score and the account balance, the Servicer structures the timing of the collection activity to be implemented for the account. The Servicer believes that the use of behavioral scoring enables it to manage at an early stage accounts that have a greater probability of experiencing a loss in order to reduce exposure to loss.

     Efforts to collect delinquent credit card receivables are made principally by the personnel of the Servicer, supplemented by collection agencies and attorneys retained by the Servicer when deemed necessary. Collection activities include statement messages, formal collection letters and telephone calls. The intensity with which collection activity is pursued depends on the risk profile of the account. The risk profile is determined based on a combination of factors, including the dollar amount deemed to be at risk, the degree of account delinquency and the age of the account. Currently, collection activity may begin with telephone contact with the cardmember as quickly as one day after the date the account becomes delinquent. Follow-up continues until contact with the cardmember is made. In the event the collector is unable to establish telephone contact with the cardmember, the collector sends a series of collection letters to that person until the matter is resolved. The current policy of the Banks is to charge-off an account when that account becomes 181 days delinquent. However, if fraud has occurred with respect to an account, such account will be charged off when it becomes 91 days delinquent. If bankruptcy or death has occurred, such account generally will be charged off immediately upon notification. Depending on the behavioral score established by the Servicer, extension of credit to an account that is delinquent may be restricted as early as one day after the date that account becomes delinquent. Typically, the Banks will not extend credit to any account with a history of delinquency. Although such arrangements are made infrequently, the Servicer, on behalf of the Banks, may, in its sole discretion, enter into arrangements with delinquent cardmembers to extend or otherwise modify payment schedules; provided, however, that in no event will any such extension or modification result in negative amortization to the account. The risk evaluation, servicing, charge-off policies and collection practices discussed herein are constantly being reviewed and may change over time in accordance with the business judgment of the Banks and the Servicer, and with applicable law and guidelines established by governing regulatory authorities.

     Information regarding the delinquency and loss experience on the accounts in the AT&T Universal Portfolio, including charts setting forth such information, is contained in the Prospectus Supplement.

INTERCHANGE

     Creditors participating in the VISA and MasterCard associations receive certain fees ("Interchange") as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard systems, a portion of this Interchange in connection with cardmember charges for merchandise and services is passed from banks which clear the transactions for merchants to banks that issue credit cards. In respect of Interchange attributed to the cardmember charges for merchandise and services in the Accounts, collections of Finance Charge Receivables with respect to any Monthly Period will be deemed to include Interchange or the equivalent thereof as calculated pursuant to the related Series Supplement for any Series. Interchange ranges from approximately 1% to 2% of the transaction amount. UCS is required, pursuant to the terms of the Funding Purchase Agreement to sell to the Transferor, and the Transferor is required, pursuant to the terms of the Pooling and Servicing Agreement, to transfer to the Trust, Interchange attributed to cardmember charges for merchandise and services in the Accounts. Interchange will be allocated to the Trust as may be reasonably determined or estimated by the Servicer. VISA and MasterCard may from time to time change the amount of Interchange reimbursed to banks issuing credit cards under their programs.

                       AT&T UNIVERSAL CARD SERVICES CORP.

     AT&T Universal Card Services Corp. is a Delaware corporation. Its principal executive office is located at 8787 Baypine Road, Jacksonville, Florida 32256, and its telephone number is (904) 954-7500. The Servicer is a subsidiary of AT&T. The Prospectus Supplement for each Series will provide additional information relating to the Servicer.

                          AT&T UNIVERSAL FUNDING CORP.

     AT&T Universal Funding Corp. was incorporated under the laws of the State of Delaware on June 20, 1995 and is a special purpose wholly owned subsidiary of UCS. Its principal office is currently located at 5201 Amelia Earhart Drive, Suite 1001, Salt Lake City, Utah 84116, and its telephone number is (801) 578-0619. The Transferor was organized for the limited purposes of facilitating the type of transactions described herein, purchasing, holding, owning and selling receivables, and any activities incidental to and necessary or convenient for the accomplishment of such purposes. Neither UCS nor the Transferor's board of directors intends to change the business purpose of the Transferor.

                              UNIVERSAL BANK, N.A.

     Universal Bank, N.A. was chartered under the laws of the State of Georgia as Universal Bank and was a wholly owned operating subsidiary of Synovus Financial Corp. On January 1, 1995, UCS acquired all of the stock of Universal Bank and converted its charter to a national association. Universal Bank continues to be a wholly owned subsidiary of UCS. Universal Bank is a credit card bank engaged in offering unsecured consumer credit card loans nationwide, principally through direct mail and telemarketing. Although Universal Bank is a member of both the VISA and MasterCard associations, historically it has issued primarily MasterCard credit cards. The principal executive office of Universal Bank is located at 200 Brookstone Centre, Suite 110, Columbus, Georgia 31904, and its telephone number is (706) 562-2200. Universal Bank is subject to comprehensive regulation, examination and supervision by the Office of the Comptroller of the Currency.

                        COLUMBUS BANK AND TRUST COMPANY

     Columbus Bank and Trust Company is a state bank chartered under the laws of the State of Georgia. CB&T is a wholly owned subsidiary of Synovus Financial Corp. Its executive offices are located at 1148 Broadway, Columbus, Georgia 31901, and its telephone number is (706) 649-2311. CB&T is a full-service commercial bank whose business includes both commercial and consumer lending. It conducts a nationwide credit card business that includes but is not limited to accounts originated under the AT&T Universal Card program. It issues credit cards under the AT&T Universal Card program pursuant to an Affinity Group Agreement dated as of December 30, 1994, among UCS, Universal Bank and CB&T. CB&T is a member of both the VISA and MasterCard associations, but the accounts issued under the Affinity Group Agreement are primarily VISA accounts. Only the accounts originated under the Affinity Group Agreement are included in the Trust Portfolio. CB&T is subject to comprehensive regulation, examination and supervision by the FDIC and the Department of Banking and Finance of the State of Georgia.

                                  THE ACCOUNTS

     The Receivables arise in certain credit card accounts (the "Trust Portfolio") that have been selected from the total portfolio of MasterCard and VISA accounts serviced by UCS (the "AT&T Universal Portfolio") on the basis of criteria set forth in the Pooling and Servicing Agreement. An account in the AT&T Universal Portfolio must be an Eligible Account to be selected for inclusion in the Trust Portfolio, and the Trust Portfolio represents a selection of such Eligible Accounts.

     Pursuant to the Funding Purchase Agreement and the Pooling and Servicing Agreement, the Transferor has the right or is obligated (subject to certain limitations and conditions) to require and UCS is obligated (subject to certain limitations and conditions) to designate, from time to time, additional qualifying VISA and

MasterCard consumer revolving credit card accounts to be included as Accounts and to convey to the Transferor for ultimate conveyance to the Trust all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. Those Accounts must meet the eligibility criteria set forth in the Pooling and Servicing Agreement as of the date UCS designates such Accounts as Additional Accounts. UCS will convey the Receivables then existing or thereafter created under such Additional Accounts to the Transferor which in turn will convey such Receivables to the Trust. Under the Pooling and Servicing Agreement, the Transferor also has the right to convey Participation Interests to the Trust subject to the conditions described in the Pooling and Servicing Agreement. See "The Pooling and Servicing Agreement Generally -- Additions of Accounts or Participation Interests."

     As of each date with respect to which Additional Accounts are designated, UCS will represent and warrant to the Transferor that the Receivables generated under the Additional Accounts meet the eligibility requirements set forth in the Funding Purchase Agreement and the Transferor will represent and warrant to the Trust that such Receivables or Participation Interests, if any, meet the eligibility requirements set forth in the Pooling and Servicing Agreement. See "The Pooling and Servicing Agreement Generally -- Conveyance of Receivables." Because the Initial Accounts were designated as of the Initial Cut-Off Date and subsequent Aggregate Addition Accounts may be designated from time to time, there can be no assurance that all of such Accounts will continue to meet the eligibility requirements as of any Series Closing Date.

     Subject to certain limitations and restrictions, the Transferor may also designate certain Accounts or Participation Interests, if any, for removal from the Trust, in which case such Participation Interests or the Receivables of the Removed Accounts will be reassigned to the Transferor. Throughout the term of the Trust, the Receivables in the Trust will consist of Receivables generated under the Accounts, Participation Interests, if any, and the Receivables generated under Additional Accounts, but will not include the Receivables generated under Removed Accounts or removed Participation Interests.

     The Prospectus Supplement relating to a Series will provide certain information about the Trust Portfolio as of the date specified. Such information will include the amount of Principal Receivables, the amount of Finance Charge Receivables, the range of principal balances of the Accounts and the average thereof, the range of credit lines of the Accounts and the average thereof, the range of ages of the Accounts and the average thereof, information with respect to the geographic distribution of the Accounts, the types of Accounts and delinquency statistics relating to the Accounts.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and the related Supplement substantially in the forms filed as exhibits to the Registration Statement of which this Prospectus is a part. The Trustee will provide a copy of the Pooling and Servicing Agreement and the related Supplement (without exhibits or schedules) to Certificateholders on written request. The following summary describes certain terms of the Pooling and Servicing Agreement and the related Supplement and is qualified in its entirety by reference to the Pooling and Servicing Agreement and the related Supplement.

     The Certificates will evidence undivided beneficial interests in the Trust Assets allocated to such Certificates, representing the right to receive from such Trust Assets funds up to (but not in excess of) the amounts required to make payments of interest and principal in the manner described below.

     The Certificates will initially be represented by one or more Certificates registered in the name of the nominee of DTC (together with any successor depository selected by the Transferor, the "Depository"), except as set forth below. Unless otherwise stated in the related Prospectus Supplement, the Certificates will be available for purchase in minimum denominations of $1,000 and integral multiples thereof in book-entry form. The Transferor has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Certificates. Except under the limited circumstances described herein, no Certificateholder will be entitled to receive a Certificate in fully registered, certificated form ("Definitive Certificates") representing such person's interest in the Certificates. Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references herein to actions by Certificateholders shall refer to actions taken by DTC upon instructions from its Participants (as defined herein), and all references herein to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to Cede, as the registered holder of the Certificates, for distribution to the beneficial owners of the Certificates in accordance with DTC procedures. See "-- Book-Entry Registration" and "-- Definitive Certificates."

     Payments of interest and principal will be made on each related Interest Payment Date to the Certificateholders in whose names the Certificates were registered on the last day of the calendar month preceding such Interest Payment Date, unless otherwise specified in the related Prospectus Supplement (each, a "Record Date").

BOOK-ENTRY REGISTRATION

     Unless otherwise specified in the related Prospectus Supplement, Certificateholders may hold their Certificates through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems.

     Cede, as nominee for DTC, will hold the global Certificate or Certificates. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective Depositaries (as defined herein) which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Cedel and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear (in such capacities, the "Depositaries").

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the settlement of securities transactions between Participants through electronic book-entry changes in accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include underwriters, securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants (as defined herein) and Euroclear Participants (as defined herein) will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing systems by its Depositary. Cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

     Because of time-zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or a Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Tax
Matters -- Federal Income Tax Consequences -- Non-United States Investors."

     Certificateholders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Certificates may do so only through Participants and Indirect Participants. In addition, Certificateholders will receive all distributions of principal and interest on the Certificates from the Trustee through DTC and its Participants. Under a book-entry format, Certificateholders will receive payments after the related Distribution Date, as the case may be, because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants, which thereafter will be required to forward them to Indirect Participants or holders of beneficial interests in the Certificates. It is anticipated that the only "Certificateholder" will be Cede, as nominee of DTC, and that holders of beneficial interests in the Certificates will not be recognized by the Trustee as Certificateholders under the Pooling and Servicing Agreement. Holders of beneficial interests in the Certificates will only be permitted to exercise the rights of Certificateholders under the Pooling and Servicing Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC. The Trustee, the Transferor, the Servicer and any paying agent, transfer agent or registrar may treat the registered holder in whose name any Certificate is registered (expected to be Cede) as the absolute owner thereof (whether or not such Certificate shall be overdue and notwithstanding any notice of ownership or writing thereon or any notice to the contrary) for the purpose of making payment and for all other purposes.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal of and interest on the Certificates. Participants and Indirect Participants with which holders of beneficial interests in the Certificates have accounts similarly are required to make book-entry transfers and receive and transmit such payments on behalf of these respective holders.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of holders of beneficial interests in the Certificates to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a Definitive Certificate for such Certificates.

     DTC has advised the Transferor that it will take any action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement and the related Supplement only at the direction of one or more Participants to whose account with DTC the Certificates are credited. Additionally, DTC has advised the Transferor that it may take actions with respect to the Certificateholders' Interest that conflict with other of its actions with respect thereto.

     Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), underwriters, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Euroclear Provisions"). The Euroclear Provisions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Euroclear Provisions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Tax Matters -- Federal Income Tax Consequences -- Non-United States Investors." Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement and the related Supplement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

     Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

DEFINITIVE CERTIFICATES

     Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series will be issued as Definitive Certificates in fully registered certificated form to Certificate Owners or their nominees rather than to DTC or its nominee, only if (i) the Transferor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to such Series of Certificates, and the Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a Servicer Default, Certificate Owners evidencing not less than 50% of the aggregate unpaid principal amount of the Certificates, advise the Trustee and DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the Certificate Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates and instructions for reregistration, the Trustee will issue the Certificates in the form of Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement and the related Supplement ("Holders").

     Distribution of principal and interest on the Certificates will be made by the Trustee directly to Holders in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement and the related Prospectus Supplement. Interest payments and principal payments will be made to Holders in whose names the Definitive Certificates were registered at the close of business on the related Record Date. Distributions will be made by check mailed to the address of such Holder as it appears on the register maintained by the Trustee. The final payment on any Certificate (whether Definitive Certificates or Certificates registered in the name of Cede), however, will be made only upon presentation and surrender of such Certificate on the final payment date at such office or agency as is specified in the notice of final distribution to Certificateholders. The Trustee will provide such notice to registered Certificateholders not later than the fifth day of the month of the final distribution.

     Definitive Certificates will be transferable and exchangeable at the offices of the transfer agent and registrar, which will initially be the Trustee. No service charge will be imposed for any registration of transfer or exchange, but the transfer agent and registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

INTEREST

     Interest will accrue on the Certificates of a Series or Class offered hereby at the per annum rate either specified in or determined in the manner specified in the related Prospectus Supplement. Except as otherwise provided herein, collections of Finance Charge Receivables and certain other amounts allocable to the Certificateholders' Interest of a Series or Class offered hereby will generally be used to make interest payments to Certificateholders of such Series or Class on each Interest Payment Date specified in the related Prospectus Supplement; provided that after the commencement of an Early Amortization Period with respect to such Series, interest will be distributed to such Certificateholders monthly on each Special Payment Date. If the Interest Payment Dates for a Series or Class occur less frequently than monthly, such collections or other amounts (or the portion thereof allocable to such Class) will be deposited in one or more Interest Funding Accounts and used to make interest payments to Certificateholders of such Series or Class on the following Interest Payment Date. If a Series has more than one Class of Certificates, each such Class may have a separate Interest Funding Account. Funds on deposit in an Interest Funding Account will be invested in Eligible Investments. Any earnings (net of losses and investment expenses) on funds in an Interest Funding Account will be paid to, or at the direction of, the Transferor except as otherwise specified in any Supplement. Interest with respect to the Certificates of each Series offered hereby will accrue and be calculated on the basis described in the related Prospectus Supplement.

PRINCIPAL

     The Certificates of each Series will have a Revolving Period during which collections of Principal Receivables and certain other amounts otherwise allocable to the Invested Amount of such Series will, (x) if such Series is a Principal Sharing Series, be treated as Shared Principal Collections and will be distributed to, or for the benefit of, the Certificateholders of other Series in such Group or, if not required for such purpose, the holders of the Transferor Certificates or deposited into the Special Funding Account or (y) if such Series is not a Principal Sharing Series, paid to the holders of the Transferor Certificates or deposited into the Special Funding Account, as more fully described in the related Prospectus Supplement. Unless an Early Amortization Period or Early Accumulation Period commences with respect to a Series, following the Revolving Period with respect to such Series, such Series will have either a Controlled Accumulation Period or a Controlled Amortization Period.

     During the Controlled Accumulation Period, if any, with respect to a Series, collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocable to such Series) will be deposited on each Distribution Date in a Principal Funding Account and used to make principal distributions to the Certificateholders of such Series or any Class thereof when due. If so specified in the related Prospectus Supplement, the amount to be deposited in a Principal Funding Account for any Series offered hereby on any Distribution Date may, but will not necessarily, be limited to an amount equal to a Controlled Accumulation Amount specified in such Prospectus Supplement plus any existing deficit controlled accumulation amount arising from prior Distribution Dates. If the Prospectus Supplement for a Series so specifies, the amount to be deposited in the Principal Funding Account on a Distribution Date may be a variable amount. If a Series has more than one Class of Certificates, each Class may have a separate Principal Funding Account and Controlled Accumulation Amount. In addition, the related Prospectus Supplement may describe certain priorities among such Classes with respect to deposits of principal into such Principal Funding Accounts.

     During the Controlled Amortization Period, if any, with respect to a Series, collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocable to such Series) will be used on each Distribution Date to make principal distributions to any Class of Certificateholders then scheduled to receive such distributions. If so specified in the related Prospectus Supplement, the amount to be distributed to Certificateholders of any Series offered hereby on any Distribution Date may be limited to an amount equal to the Controlled Amortization Amount specified in such Prospectus Supplement plus any existing deficit controlled amortization amount arising from prior Distribution Dates. If a Series has more than one Class of Certificates, each Class may have a separate Controlled Amortization Amount. In addition, the related Prospectus Supplement may describe certain priorities among such Classes with respect to such distributions.

     During the Early Accumulation Period, if any, with respect to a Series, collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocated to such Series) will be deposited on each Distribution Date in a Principal Funding Account and used to make distributions of principal to the Certificateholders of such Series or Class on the Expected Final Payment Date. The amount to be deposited in the Principal Funding Account will not be limited to any Controlled Deposit Amount. See "Series
Provisions -- Pay Out Events and Reinvestment Events" or "-- Pay Out Events" in the related Prospectus Supplement for a discussion of the events that might lead to the commencement of the Early Accumulation Period with respect to a Series.

     During the Early Amortization Period with respect to a Series, collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (including Shared Principal Collections, if any, allocable to such Series) will be distributed as principal payments to the applicable Certificateholders monthly on each Distribution Date beginning with the first Special Payment Date. During the Early Amortization Period with respect to a Series, distributions of principal to Certificateholders of such Series will not be subject to any Controlled Deposit Amount or Controlled Distribution Amount. In addition, upon the commencement of the Early Amortization Period, any funds on deposit in a Principal Funding Account with respect to such Series will be paid to the Certificateholders of the relevant Class or Series on the first Special Payment Date. See "Series Provisions -- Pay Out Events and Reinvestment Events" or "-- Pay Out Events" in the related Prospectus Supplement for a discussion of the events that might lead to the commencement of the Early Amortization Period with respect to a Series.

     Funds on deposit in any Principal Funding Account established with respect to a Class or Series offered hereby will be invested in Eligible Investments and may be subject to a guarantee or guaranteed investment contract or a deposit account or other mechanism specified in the related Prospectus Supplement intended to assure a minimum rate of return on the investment of such funds. In order to enhance the likelihood of the payment in full of the principal amount of a Class of Certificates offered hereby at the end of a Controlled Accumulation Period or Early Accumulation Period with respect thereto, such Class may be subject to a maturity liquidity facility or a deposit account or other similar mechanism specified in the relevant Prospectus Supplement.

PAY OUT EVENTS AND REINVESTMENT EVENTS

     The Revolving Period with respect to a Series will continue through the date specified in the applicable Prospectus Supplement and the Controlled Amortization Period or Controlled Accumulation Period will begin at such time, unless a Pay Out Event or Reinvestment Event occurs. The Early Amortization Period with respect to such Series will commence when a Pay Out Event occurs or is deemed to occur and the Early Accumulation Period will occur when a Reinvestment Event occurs or is deemed to occur. A "Pay Out Event" may occur with respect to any specific Series upon the occurrence of any event specified in the related Prospectus Supplement. Such events may include, but are not required to include nor are they limited to,

(i) certain events of bankruptcy or insolvency, relating to the Transferor and UCS, (ii) the Trust becoming subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (iii) the failure by the Transferor to make any payment or deposit required under the Pooling and Servicing Agreement within a specified period of the date such payment or deposit is required to be made, (iv) the breach of certain other covenants, representations or warranties contained in the Pooling and Servicing Agreement, after any applicable notice and cure period (and, if so specified in the related Prospectus Supplement, only to the extent such breach has a material adverse effect on the related Certificateholders), (v) the failure by the Transferor to make a required designation of Additional Accounts for the Trust within a specified time after the date such addition is required to be made,
(vi) a reduction in the Series adjusted Portfolio Yield below the rates, and for the period, specified in the related Prospectus Supplement and (vii) the occurrence of a Servicer Default. The Early Amortization Period with respect to a Series will commence on the day on which a Pay Out Event occurs or is deemed to occur with respect thereto. If an Early Amortization Period commences, monthly distributions of principal to the Certificateholders of such Series will begin on the Distribution Date in the Monthly Period following the Monthly Period in which such Pay Out Event occurs (such Distribution Date and each following Distribution Date with respect to such Series, a "Special Payment Date"). Any amounts on deposit in a Principal Funding Account or an Interest Funding Account with respect to such Series at such time will be distributed on such first Special Payment Date to the Certificateholders of such Series. If, because of the occurrence of a Pay Out Event, the Early Amortization Period begins earlier than the scheduled commencement of a Controlled Amortization Period or prior to an Expected Final Payment Date, Certificateholders will begin receiving distributions of principal earlier than they otherwise would have and such distributions will not be subject to the Controlled Deposit Amount or the Controlled Distribution Amount. As a result, the average life of the Certificates may be reduced or increased. If a Series has more than one Class of Certificates, each Class may have different Pay Out Events which, in the case of any Series of Certificates offered hereby, will be described in the related Prospectus Supplement.

     A particular Series may have no Pay Out Events or only limited Pay Out Events, but may have in lieu thereof specified events ("Reinvestment Events") that end the reinvestment of the Trust in new Receivables and apply available collections of Principal Receivables to the purchase of Eligible Investments. A Reinvestment Event may include all or some of the events that constitute Pay Out Events for other Series. The Early Accumulation Period with respect to a Series will commence on the day on which a Reinvestment Event occurs or is deemed to occur with respect thereto. If a Series has more than one Class of Certificates, each Class may have different Reinvestment Events (or may have only Pay Out Events) which, in the case of any Series of Certificates offered hereby, will be described in the related Prospectus Supplement.

     In addition to the consequences of a Pay Out Event or Reinvestment Event discussed above, if an Insolvency Event shall occur, immediately on the day of such event the Transferor will cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such event. Under the terms of the Pooling and Servicing Agreement, as soon as possible but in any event within 15 days, the Trustee will publish a notice of the occurrence of the Insolvency Event stating that the Trustee intends to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner unless instructions otherwise are received within a specified period from Certificateholders holding Certificates evidencing more than 50% of the Invested Amount of each Series of Certificates issued and outstanding (or, with respect to any Series with two or more Classes, 50% of the Invested Amount of each Class) and each Enhancement Invested Amount and possibly the vote of other persons specified in the Supplement for a Series and, for a Series offered hereby, the related Prospectus Supplement to the effect that such Certificateholders disapprove of the liquidation of Receivables and wish to continue having Principal Receivables transferred to the Trust as before such Insolvency Event. The Trustee will sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections on the Receivables and applied as provided above and in each Prospectus Supplement.

     If the only Pay Out Event or Reinvestment Event to occur with respect to any Series is the bankruptcy of the Transferor, the Trustee may not be permitted to suspend transfers of Receivables to the Trust, and the instructions to sell the Receivables may not be given effect.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Servicer's compensation for its servicing activities and reimbursement for its expenses is a monthly servicing fee (the "Servicing Fee"). The Servicing Fee will be allocated among the Transferor's Interest (the "Transferor Servicing Fee"), and Certificateholders of each Series. The portion of the Servicing Fee allocable to each Series of Certificates on any Distribution Date (the "Monthly Servicing Fee") will generally be equal to one-twelfth of the product of (a) the applicable servicing fee percentage with respect to such Series and (b) the Invested Amount (as it may be adjusted in accordance with the related Supplement) of such Series with respect to the related Monthly Period. A portion of the Monthly Servicing Fee with respect to a particular Series may be payable from Interchange allocated to such Series as specified in the related Supplement and, for a Series offered hereby, the related Prospectus Supplement.

     The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Trustee, paying agent, transfer agent and registrar and independent accountants and other fees which are not expressly stated in the Pooling and Servicing Agreement to be payable by the Trust or the Transferor other than federal, state and local income and franchise taxes, if any, of the Trust.

                 THE POOLING AND SERVICING AGREEMENT GENERALLY

CONVEYANCE OF RECEIVABLES

     On the initial Series Closing Date, the Account Owners sold and assigned to UCS, and UCS, in turn, sold and assigned to the Transferor for assignment to the Trust their respective interest in all Receivables in the Accounts existing as of the Initial Cut-Off Date, all Receivables thereafter created under the Accounts, all Recoveries and Interchange allocable to the Trust, and the proceeds of all of the foregoing. The Account Owners may also sell and assign from time to time to UCS who, in turn, may sell and assign from time to time to the Transferor for conveyance to the Trust Receivables in designated Additional Accounts, and the Transferor may from time to time sell and assign to the Trust its interest in Participation Interests, all Recoveries and Interchange allocable to the Trust and the proceeds of all of the foregoing.

     On each Series Closing Date, the Trustee will authenticate and deliver one or more certificates representing the Series or Class of Certificates, in each case against payment to the Transferor of the net proceeds of the sale of the Certificates. In the case of the initial Series Closing Date, the Trustee also delivered to the Transferor the Transferor Certificate, representing the Transferor's Interest.

     In connection with the transfer of the Receivables to the Trust, the Transferor will indicate in its computer records that the Receivables have been conveyed from the Transferor to the Trust. In addition, the Transferor will provide to the Trustee a computer file or a microfiche list containing a true and complete list showing for each Account, as of the applicable date of designation, (i) its account number, (ii) the aggregate amount outstanding in such Account and (iii) except in the case of New Accounts, the aggregate amount of Principal Receivables in such Account. The Transferor and UCS will retain and will not deliver to the Trustee any other records or agreements relating to the Accounts or the Receivables. Except as set forth above, the records and agreements relating to the Accounts and the Receivables will not be segregated from those relating to other credit card accounts and receivables, and the physical documentation relating to the Accounts or Receivables will not be stamped or marked to reflect the transfer of Receivables to UCS, the Transferor or the Trust. The Transferor will file UCC financing statements with respect to the transfer of the Receivables from the Transferor to the Trust meeting the requirements of applicable state law. See "Risk Factors" and "Certain Legal Aspects of the Receivables."

     As described below under "-- Additions of Accounts or Participation Interests," the Transferor has the right (subject to certain limitations and conditions), and in some circumstances is obligated, to require UCS to designate from time to time Additional Accounts to be included as Accounts and to convey to the Transferor (for conveyance by the Transferor to the Trust) all Receivables in such Additional Accounts, whether such Receivables are then existing or thereafter created. Each such Additional Account must be an Eligible Account. In respect of any designation of Additional Accounts, the Transferor will follow the procedures set forth in the preceding paragraph, except the list will show information for such Additional Accounts as of the date such Additional Accounts are identified and selected. Aggregate Addition Accounts will be selected by UCS and the Transferor in a manner which they reasonably believe will not be materially adverse to the Certificateholders. The Transferor has the right (subject to certain conditions described under "-- Additions of Accounts or Participation Interests") to convey Participation Interests to the Trust. In addition, the Transferor may (under certain circumstances and subject to certain limitations and conditions) remove the Participation Interests and the Receivables in certain Accounts as described under "-- Removal of Accounts."

REPRESENTATIONS AND WARRANTIES

     The Transferor makes representations and warranties to the Trust in the Pooling and Servicing Agreement relating to the Accounts and the Receivables as of each Series Closing Date (or as of the related addition date with respect to Additional Accounts) to the effect, among other things, that as of each applicable date of designation, (a) each Account was an Eligible Account, (b) each of the Receivables then existing in the Initial Accounts or in the Additional Accounts, as applicable, is an Eligible Receivable and (c) thereafter, on the date of creation of any new Receivable, such Receivable is an Eligible Receivable. If the Transferor breaches any representation and warranty described in this paragraph in any material respect and such breach remains uncured for 60 days, or such longer period as may be agreed to by the Trustee and the Servicer, after the earlier to occur of the discovery of such breach by the Transferor or receipt of written notice of such breach by the Transferor and such breach has a material adverse effect on the Certificateholders' Interest in such Receivable, all Receivables with respect to the Account affected ("Ineligible Receivables") will be reassigned to the Transferor on the terms and conditions set forth below and such Account shall no longer be included as an Account. If there is an Additional Transferor, the obligation to accept reassignment of the Receivables will be several and not joint with respect to the Receivables transferred by each Transferor to the Trust.

     "Eligible Receivable" means each receivable, or interest therein as contemplated by the UCS Purchase Agreements, (a) which has arisen under an Eligible Account, (b) which was created in compliance in all material respects with all requirements of law and pursuant to a credit card agreement which complies in all material respects with all requirements of law applicable to the Account Owner, (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery, creation and performance by the Account Owner of the related credit card agreements pursuant to which such Receivable was created have been duly obtained or given and are in full force and effect, (d) as to which at the time of its transfer to the Trust, the Transferor or the Trust will have good and marketable title, free and clear of all liens, encumbrances, charges and security interests, (e) which has been the subject of either a valid transfer and assignment from the Transferor to the Trust of all the Transferor's right, title and interest therein (and in the proceeds thereof), or the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust, (f) which will at all times be the legal, valid and binding payment obligation of the related cardmember enforceable against such cardmember in accordance with its terms, subject to certain bankruptcy or insolvency related exceptions, (g) which at the time of its transfer to the Trust, has not been waived or modified except as permitted under the Pooling and Servicing Agreement, (h) which is not at the time of its transfer to the Trust subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury), other than certain bankruptcy and insolvency related defenses, (i) as to which the related Account Owner has satisfied all obligations to be fulfilled at the time it is transferred to the Trust, (j) as to which, at the time of its transfer to the Trust, none of the related Account Owner, UCS or the Transferor has taken any action which would impair or failed to take any action the result of which would impair the rights of the Trust or the Certificateholders therein and (k) which constitutes either an "account" or a "general intangible" under the applicable UCC as then in effect.

     An Ineligible Receivable will be reassigned to the Transferor on or before the end of the Monthly Period in which such reassignment obligation arises by the Transferor directing the Servicer to deduct the portion of such Ineligible Receivable which is a Principal Receivable from the aggregate amount of the Principal Receivables used to calculate the Transferor Amount. In the event that the exclusion of the principal portion of an Ineligible Receivable from the calculation of the Transferor Amount would cause the Transferor Amount to be less than the Required Transferor Amount, on the Distribution Date following the Monthly Period in which such reassignment obligation arises the Transferor will make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be reduced below the Required Transferor Amount. The reassignment of any Ineligible Receivable to the Transferor, and the obligation of the Transferor to make any deposits into the Special Funding Account as described in this paragraph, is the sole remedy respecting any breach of the representations and warranties described in the preceding paragraph with respect to such Receivable available to the Certificateholders or the Trustee on behalf of Certificateholders. UCS has agreed, in the Funding Purchase Agreement, to repurchase from the Transferor any Ineligible Receivables reassigned to the Transferor and to provide the Transferor any amounts necessary to enable the Transferor to make the deposit referred to above. The term "Transferor Amount" means at any time of determination, an amount equal to the sum of (i) total aggregate amount of Principal Receivables in the Trust and (ii) the amount on deposit in the Special Funding Account at such time minus the aggregate Invested Amounts for all outstanding Series at such time.

     The Transferor also makes representations and warranties to the Trust to the effect, among other things, that as of each Series Closing Date it is a corporation validly existing under the laws of the State of Delaware, it has the authority to consummate the transactions contemplated by the Pooling and Servicing Agreement and each Supplement and will further represent to the Trust on each Series Closing Date and, with respect to the Additional Accounts, as of each addition date (a) the Pooling and Servicing Agreement and each Supplement constitutes a valid, binding and enforceable agreement of the Transferor and (b) the Pooling and Servicing Agreement and each Supplement constitutes either a valid sale, transfer and assignment to the Trust of all right, title and interest of the Transferor in the Receivables, whether then existing or thereafter created and the proceeds thereof (including proceeds in any of the accounts established for the benefit of the Certificateholders) and in Recoveries and Interchange allocable to the Trust or the grant of a first priority perfected security interest under the applicable UCC in such Receivables and the proceeds thereof (including proceeds in any of the accounts established for the benefit of the Certificateholders) and in Recoveries and Interchange allocable to the Trust, which is effective as to each Receivable then existing on such date. In the event of a material breach of any of the representations and warranties described in this paragraph that has a material adverse effect on the Certificateholders' Interest in the Receivables or the availability of the proceeds thereof to the Trust (which determination will be made without regard to whether funds are then available pursuant to any Series Enhancement), either the Trustee or Certificateholders holding Certificates evidencing not less than 50% of the aggregate unpaid principal amount of all outstanding Certificates, by written notice to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders), may direct the Transferor to accept the reassignment of the Receivables in the Trust within 60 days of such notice, or within such longer period specified in such notice. The Transferor will be obligated to accept the reassignment of such Receivables on the Distribution Date following the Monthly Period in which such reassignment obligation arises. Such reassignment will not be required to be made, however, if at the end of such applicable period, the representations and warranties shall then be true and correct in all material respects and any material adverse effect caused by such breach shall have been cured. The price for such reassignment will be an amount equal to the sum of the amounts specified therefor with respect to each Series in the related Supplement. The payment of such reassignment price in immediately available funds, will be considered a payment in full of the Certificateholders' Interest and such funds will be distributed upon presentation and surrender of the Certificates. If the Trustee or Certificateholders give a notice as provided above, the obligation of the Transferor to make any such deposit will constitute the sole remedy respecting a breach of the representations and warranties available to Certificateholders or the Trustee on behalf of Certificateholders. If there is an Additional Transferor, the obligation to accept reassignment of the Receivables will be several and not joint with respect to the Receivables transferred by each Transferor to the Trust. Under the Funding Purchase Agreement, UCS will repurchase from the Transferor Receivables purchased by the Transferor in accordance with this paragraph if UCS breaches certain of its similar representations and warranties under the Funding Purchase Agreement. See "Description of the Purchase Agreements -- Funding Purchase
Agreement -- Representations and Warranties."

     It is not required or anticipated that the Trustee will make any initial or periodic general examination of the Receivables or any records relating to the Receivables for the purpose of establishing the presence or absence of defects, compliance with UCS' and the Transferor's representations and warranties or for any other purpose. In addition, it is not anticipated or required that the Trustee will make any initial or periodic general examination of the Servicer for the purpose of establishing the compliance by the Servicer with its representations or warranties or the performance by the Servicer of its obligations under the Pooling and Servicing Agreement, any Supplement or for any other purpose. The Servicer, however, will deliver to the Trustee on or before March 31 of each calendar year an opinion of counsel with respect to the validity of the interest of the Trust in and to the Receivables and certain other components of the Trust.

THE TRANSFEROR CERTIFICATES; ADDITIONAL TRANSFERORS

     The Pooling and Servicing Agreement provides that the Transferor may exchange a portion of the Transferor Certificate for one or more additional certificates (each, a "Supplemental Certificate") for transfer or assignment to a person designated by the Transferor upon the execution and delivery of a supplement to the Pooling and Servicing Agreement (which supplement shall be subject to the amendment section of the Pooling and Servicing Agreement to the extent that it amends any of the terms of the Pooling and Servicing Agreement; see "-- Amendments"); provided, that (a) the Rating Agency Condition is satisfied for such exchange, (b) such exchange will not result in any Adverse Effect and the Transferor shall have delivered to the Trustee an officer's certificate to the effect that the Transferor reasonably believes that such exchange will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect, (c) the Transferor shall have delivered to the Trustee a Tax Opinion (as defined herein) with respect to such exchange and (d) the aggregate amount of Principal Receivables in the Trust as of the date of such exchange will be greater than the Required Minimum Principal Balance as of such date. Any transfer or assignment of a Supplemental Certificate is subject to the condition set forth in clause (c) above.

     The Transferor may designate affiliates of the Transferor to be included as a "Transferor" ("Additional Transferors") under the Pooling and Servicing Agreement (by means of an amendment to the Pooling and Servicing that will not require the consent of any Certificateholder; see "-- Amendments") and, in connection with the designation of an Additional Transferor, the Transferor will surrender the Transferor Certificate to the Trustee in exchange for a newly issued Transferor Certificate modified to reflect such Additional Transferor's interest in the Transferor's Interest; provided, however, that (i) the conditions set forth in clauses (a) and (c) in the preceding paragraph with respect to a transfer of a Supplemental Certificate shall have been satisfied with respect to such designation and transfer and (ii) any applicable conditions described in "-- Additions of Accounts or Participation Interests" shall have been satisfied with respect to the transfer of Receivables or Participation Interests by any Additional Transferor to the Trust. Following the inclusion of an Additional Transferor, the Additional Transferor will be treated in the same manner as a Transferor and each Additional Transferor generally will have the same obligations and rights as a Transferor described herein.

ADDITIONS OF ACCOUNTS OR PARTICIPATION INTERESTS

     The Transferor has the right under the Funding Purchase Agreement to require UCS to designate from time to time Additional Accounts to be included as Accounts. UCS will convey to the Transferor, which in turn will convey to the Trust, its interest in all Receivables arising from such Additional Accounts, whether such Receivables are then existing or thereafter created, subject to the following conditions, among others: (i) each such Additional Account must be an Eligible Account; and (ii) except for the addition of New Accounts (a) the selection of the Aggregate Addition Accounts is done in a manner which it reasonably believes will not result in an Adverse Effect; and (b) except for the addition of New Accounts, the Rating Agency Condition shall have been satisfied. "Adverse Effect" means any action that will result in the occurrence of a Pay Out Event or Reinvestment Event or materially adversely affect the amount or timing of distributions to the Certificateholders of any Series or Class. The Transferor will be obligated to require UCS to designate Additional Accounts (to the extent available) if the aggregate amount of Principal Receivables in the Trust on the last business day of any calendar month is less than the Required Minimum Principal Balance as of such last day. In lieu of adding Additional Accounts, the Transferor may convey Participation Interests to the Trust. "Required Minimum Principal Balance" as of any date of determination means the sum of the Series Invested Amounts for all outstanding Series plus the sum of the Series Required Transferor Amounts (as defined herein) for each such Series minus the amount on deposit in the Special Funding

Account. The "Series Invested Amount" for a Series will be the amount set forth in the related Supplement and, for each Series offered hereby, in the related Prospectus Supplement for such Series, but will generally equal the initial Invested Amount for a Series.

     Each Additional Account must be an Eligible Account at the time of its designation. However, since Additional Accounts or Participation Interests created after the Initial Cut-Off Date may not have been a part of the portfolio of accounts of the Account Owners as of the Initial Cut-Off Date, they may not be of the same credit quality as the Initial Accounts because such Additional Accounts or Participation Interests may have been originated at a later date using credit criteria different from those which were applied to the Initial Accounts or may have been acquired from another credit card issuer or entity who had different credit criteria. Consequently, the performance of such Additional Accounts or Participation Interests may be better or worse than the performance of the Initial Accounts.

REMOVAL OF ACCOUNTS

     Subject to the conditions set forth in the next succeeding sentence, the Transferor may on any day of any Monthly Period, but shall not be obligated to, acquire all Receivables and proceeds thereof with respect to Removed Accounts and Participation Interests. The Transferor is permitted to designate and require reassignment to it of the Receivables from Removed Accounts and Participation Interests only upon satisfaction of the following conditions: (i) the Transferor shall have delivered to the Trustee a computer file or microfiche list containing a true and complete list of all Removed Accounts, such Accounts to be identified by, among other things, account number and their aggregate amount of Principal Receivables; (ii) the Transferor shall have delivered an officer's certificate to the Trustee to the effect that (a) no selection procedure reasonably believed by the Transferor to be materially adverse to the interests of the Certificateholders or the Transferor was utilized in removing the Removed Accounts from among any pool of Accounts of a similar type and (b) in the reasonable belief of Transferor such removal will not have an Adverse Effect; and (iii) the Transferor shall have delivered prior written notice of the removal to each Rating Agency, the Trustee and the Servicer and prior to the date on which such Receivables are to be removed the Rating Agency Condition shall have been satisfied with respect to such removal.

DISCOUNT OPTION

     The Pooling and Servicing Agreement provides that the Transferor may at any time and from time to time, but without any obligation to do so, designate a specified fixed or variable percentage based on a formula (the "Discount Percentage") of the amount of Receivables arising in all or any specified portion of the Accounts on and after the date such designation becomes effective that otherwise would have been treated as Principal Receivables to be treated as Finance Charge Receivables (the "Discount Option Receivables"). Although there can be no assurance that the Transferor will do so, such designation may occur because the Transferor determines that the exercise of the discount option is needed to provide a sufficient yield on the Receivables to cover interest and other amounts due and payable from collections of Finance Charge Receivables or to avoid the occurrence of a Pay Out Event or Reinvestment Event relating to the reduction of the average yield on the portfolio of Accounts in the Trust, if the related Supplement provides for such a Pay Out Event or Reinvestment Event. After any such designation, pursuant to the Pooling and Servicing Agreement, the Transferor may, without notice to or consent of the Certificateholders, from time to time reduce or withdraw the Discount Percentage; provided, however, that such reduction or withdrawal will occur only if the Transferor delivers to the Trustee and, in connection with certain Series, providers of Series Enhancement a certificate of an authorized representative to the effect that, in the reasonable belief of the Transferor, such reduction or withdrawal would not have adverse regulatory or other accounting implications for the Transferor. The Transferor must provide 30 days prior written notice to the Servicer, the Trustee, each Rating Agency and, in connection with certain Series, providers of Series Enhancement of any such designation or reduction or withdrawal, and such designation or reduction or withdrawal will become effective on the date specified therein only if (a) the Transferor has delivered to the Trustee and any such providers of Series Enhancement a certificate of an authorized representative to the effect that, based on the facts known to such representative at the time, the Transferor reasonably believes that such designation or reduction or withdrawal will not at the time of its occurrence cause a Pay Out Event or Reinvestment Event or an event that, with notice or the lapse of time or both, would constitute a Pay Out Event or Reinvestment Event, to occur with respect to any Series and (b) the Transferor has received written notice from each Rating Agency that such designation or reduction or withdrawal will satisfy the Rating Agency Condition. On the Date of Processing of any collections on or after the date the exercise of the discount option takes effect, the product of (i) a fraction the numerator of which is the amount of Discount Option Receivables and the denominator of which is the amount of all of the Principal Receivables (including Discount Option Receivables) at the end of the prior Monthly Period and (ii) collections of Receivables that arise in the Accounts on such day on or after the date such option is exercised that otherwise would be Principal Receivables will be deemed collections of Finance Charge Receivables and will be applied accordingly, unless otherwise provided in the related Prospectus Supplement. Any such designation would result in an increase in the amount of collections of Finance Charge Receivables, a reduction in the balance of Principal Receivables and a reduction in the Transferor Amount.

PREMIUM OPTION

     The Pooling and Servicing Agreement provides that the Transferor may at any time and from time to time, but without any obligation to do so, designate a specified fixed or variable percentage based on a formula as specified in the related Prospectus Supplement (the "Premium Percentage") of the amount of Receivables arising in all or any specified portion of the Accounts on and after the date such designation becomes effective that otherwise would have been treated as Finance Charge Receivables to be treated as Principal Receivables (the "Premium Option Receivables"). After any such designation, pursuant to the Pooling and Servicing Agreement, the Transferor may, without notice to or consent of the Certificateholders, from time to time reduce or withdraw the Premium Percentage; provided, however, that such reduction or withdrawal will occur only if the Transferor delivers to the Trustee and, in connection with certain Series, providers of Series Enhancement a certificate of an authorized representative to the effect that, in the reasonable belief of the Transferor, such reduction or withdrawal would not have adverse regulatory or other accounting implications for the Transferor. The Transferor must provide 30 days prior written notice to the Servicer, the Trustee, each Rating Agency and any such provider of Series Enhancement of any such designation or reduction or withdrawal, and such designation or reduction or withdrawal will become effective on the date specified therein only if (a) the Transferor has delivered to the Trustee and any such providers of Series Enhancement a certificate of an authorized representative to the effect that, based on the facts known to such representative at the time, the Transferor reasonably believes that such designation or reduction or withdrawal will not at the time of its occurrence cause a Pay Out Event or Reinvestment Event or an event that, with notice or the lapse of time or both, would constitute a Pay Out Event or Reinvestment Event, to occur with respect to any Series and (b) the Transferor has received written notice from each Rating Agency that such designation or reduction or withdrawal will satisfy the Rating Agency Condition. On the Date of Processing of any collections on or after the date the exercise of the premium option takes effect, the product of (i) a fraction the numerator of which is the amount of Premium Option Receivables and the denominator of which is the amount of all of the Finance Charge Receivables (including Premium Option Receivables) at the end of the prior Monthly Period and (ii) collections of Receivables that arise in the Accounts on such day on or after the date such option is exercised that otherwise would be Finance Charge Receivables will be deemed collections of Principal Receivables and will be applied accordingly, unless otherwise provided in the related Prospectus Supplement. Any such designation would result in an increase in the amount of collections of Principal Receivables and a lower portfolio yield with respect to collections of Finance Charge Receivables than would otherwise occur.

INDEMNIFICATION

     The Pooling and Servicing Agreement provides that the Servicer will indemnify the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained arising out of certain of the Servicer's actions or omissions with respect to the Trust pursuant to the Pooling and Servicing Agreement.

     Under the Pooling and Servicing Agreement, AT&T Universal Funding, in its capacity as a Transferor, has agreed to be liable directly to an injured party for the entire amount of any liabilities of the Trust (other than those incurred by a Certificateholder in the capacity of an investor in the Certificates of any Series) arising out of or based on the arrangement created by the Pooling and Servicing Agreement or the actions of the Servicer taken pursuant thereto as though the Pooling and Servicing Agreement created a partnership under the New York Uniform Partnership Act in which the Transferor was a general partner.

     Except as provided in the preceding two paragraphs, the Pooling and Servicing Agreement provides that neither the Transferor nor the Servicer nor any of their respective directors, officers, employees or agents will be under any other liability to the Trust, the Trustee, the Certificateholders, any Credit Enhancer or any other person for any action taken, or for refraining from taking any action, in good faith pursuant to the Pooling and Servicing Agreement. However, neither the Transferor nor the Servicer will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence of the Transferor, the Servicer or any such person in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder.

     In addition, the Pooling and Servicing Agreement provides that the Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Pooling and Servicing Agreement. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of Certificateholders with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder.

COLLECTION AND OTHER SERVICING PROCEDURES

     Pursuant to the Pooling and Servicing Agreement, the Servicer is responsible for servicing, collecting, enforcing and administering the Receivables in accordance with customary and usual procedures for servicing credit card receivables, but in any event at least comparable with the policies and procedures and the degree of skill and care applied or exercised with respect to any other credit card receivables it, or its affiliates, service.

     Pursuant to the UCS Purchase Agreement, except as otherwise required by any requirement of law or as is deemed by the applicable Account Owner (or any successor to such Account Owner under such agreement) to be necessary in order for it to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by it of the nature of the competition in the credit card business or such program, an Account Owner will not take any action that will have the effect of reducing the Portfolio Yield to a level that could reasonably be expected to cause any Series to experience a Pay Out Event or Reinvestment Event based on the insufficiency of the Series adjusted Portfolio Yield or take any action that would have the effect of reducing the Portfolio Yield to less than the highest Average Rate for any Group. The related Account Owner also covenants that unless required by law and except as provided above, such Account Owner will take no action with respect to the applicable credit card agreements or the applicable credit card guidelines that, at the time of such action, such Account Owner reasonably believes will have a material adverse effect on UCS, AT&T Universal Funding or the Certificateholders.

     Servicing activities to be performed by the Servicer include collecting and recording payments, communicating with cardmembers, investigating payment delinquencies, evaluating the increase of credit limits and the issuance of credit cards, providing billing and tax records to cardmembers and maintaining internal records with respect to each Account. Managerial and custodial services performed by the Servicer on behalf of the Trust include providing assistance in any inspections of the documents and records relating to the Accounts and Receivables by the Trustee pursuant to the Pooling and Servicing Agreement, maintaining the agreements, documents and files relating to the Accounts and Receivables as custodian for the Trust and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee.

     The Pooling and Servicing Agreement provides that the Servicer may delegate its duties under that agreement to any entity that agrees to conduct such duties in accordance with the Pooling and Servicing Agreement and the credit card guidelines. Notwithstanding any such delegation the Servicer will continue to be liable for all of its obligations under the Pooling and Servicing Agreement.

NEW ISSUANCES

     The Pooling and Servicing Agreement provides that, pursuant to any one or more Supplements, the Transferor may direct the Trustee to authenticate from time to time new Series subject to the conditions described below (each such issuance, a "New Issuance"). Each New Issuance will have the effect of decreasing the Transferor Amount to the extent of the initial Invested Amount of such new Series. Under the Pooling and Servicing Agreement, the Transferor may designate, with respect to any newly issued Series: (a) its name or designation;
(b) its initial principal amount (or method for calculating such amount) and its invested amount in the Trust (the "Invested Amount"), which is generally based on the aggregate amount of Principal Receivables in the Trust allocated to such Series, and its Series Invested Amount; (c) its certificate rate (or formula for the determination thereof); (d) the interest payment date or dates (each, an "Interest Payment Date") and the date or dates from which interest shall accrue;
(e) the method for allocating collections to Certificateholders of such Series;
(f) any bank accounts to be used by such Series and the terms governing the operation of any such bank accounts; (g) the percentage used to calculate the Monthly Servicing Fees; (h) the provider and terms of any form of Series Enhancement with respect thereto; (i) the terms on which the Certificates of such Series may be repurchased; (j) the Series Termination Date; (k) the number of Classes of Certificates of such Series, and if such Series consists of more than one Class, the rights and priorities of each such Class; (l) the extent to which the Certificates of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate or certificates may be exchanged, in whole or in part, for definitive certificates, and the manner in which any interest payable on such global certificate or certificates will be paid); (m) whether the Certificates of such Series may be issued in bearer form and any limitations imposed thereon;
(n) the priority of such Series with respect to any other Series; (o) the Group, if any, in which such Series will be included; and (p) any other relevant terms (all such terms, the "Principal Terms" of such Series). None of the Transferor, the Servicer, the Trustee or the Trust is required or intends to obtain the consent of any Certificateholder of any outstanding Series to issue any additional Series. The Transferor may offer any Series to the public under a Prospectus Supplement or other Disclosure Document in transactions either registered under the Securities Act or exempt from registration thereunder, directly, through one or more underwriters or placement agents, in fixed-price offerings or in negotiated transactions or otherwise. See "Plan of Distribution." Any such Series may be issued in fully registered or book-entry form in minimum denominations determined by the Transferor. The Transferor intends to offer, from time to time, additional Series.

     The Pooling and Servicing Agreement provides that the Transferor may designate Principal Terms such that each Series has a Controlled Accumulation Period or a Controlled Amortization Period that may have a different length and begin on a different date than such periods for any other Series. Further, one or more Series may be in their Controlled Accumulation Period or Controlled Amortization Period while other Series are not. Moreover, each Series may have the benefits of Series Enhancement issued by enhancement providers different from the providers of Series Enhancement with respect to any other Series. Under the Pooling and Servicing Agreement, the Trustee shall hold any such Series Enhancement only on behalf of the Certificateholders of the Series to which such Series Enhancement relates. With respect to each such Series Enhancement, the Transferor may deliver a different form of Series Enhancement agreement. The Transferor also has the option under the Pooling and Servicing Agreement to vary among Series the terms upon which a Series may be repurchased by the Transferor. There is no limit to the number of New Issuances the Transferor may cause under the Pooling and Servicing Agreement. The Trust will terminate only as provided in the Pooling and Servicing Agreement. There can be no assurance that the terms of any Series might not have an impact on the timing and amount of payments received by a Certificateholder of another Series.

     Under the Pooling and Servicing Agreement and pursuant to a Supplement, a New Issuance may only occur upon the satisfaction of certain conditions provided in the Pooling and Servicing Agreement. The obligation of the Trustee to authenticate the Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:
(a) on or before the fifth day immediately preceding the date upon which the New Issuance is to occur, the Transferor shall have given the Trustee, the Servicer and each Rating Agency written notice of such New Issuance and the date upon which the New Issuance is to occur; (b) the Transferor shall have delivered to the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party to the Pooling and Servicing Agreement other than the Trustee; (c) the Transferor shall have delivered to the Trustee any related Series Enhancement agreement executed by each of the parties to such agreement; (d) the Trustee shall have received confirmation from each Rating Agency that such New Issuance will satisfy the Rating Agency Condition; (e) the Transferor shall have delivered to the Trustee and certain providers of Series Enhancement a certificate of an authorized representative, dated the date upon which the New Issuance is to occur, to the effect that the Transferor reasonably believes that such issuance will not, based on the facts known to such representative at the time of such certification, have an Adverse Effect; (f) the Transferor shall have delivered to the Trustee, each Rating Agency and certain providers of Series Enhancement an opinion of counsel acceptable to the Trustee that for federal income tax purposes: (i) following such New Issuance the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation; (ii) such New Issuance will not adversely affect the tax characterization as debt of Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance; (iii) such New Issuance will not cause or constitute an event in which gain or loss would be recognized by any Certificateholders; and (iv) except as is otherwise provided in a Supplement with respect to any Series, the Certificates of such Series will be properly characterized as debt (an opinion of counsel to the effect referred to in clauses (i), (ii) (iii) with respect to any action is referred to herein as a "Tax Opinion"); (g) the aggregate amount of Principal Receivables plus the principal amount of any Participation Interest shall be greater than the Required Minimum Principal Balance as of the date upon which the New Issuance is to occur after giving effect to such issuance; and any other conditions specified in any Supplement. Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and issue to the Transferor the Certificates of such new Series for execution and redelivery to the Trustee for authentication.

COLLECTION ACCOUNT

     The Servicer has established and maintains, or has caused to be established and maintains, for the benefit of the Certificateholders in the name of the Trustee, on behalf of the Trust, an account (the "Collection Account") with an Eligible Institution. "Eligible Institution" means any depository institution (which may be the Trustee) organized under the laws of the United States or any one of the states thereof, which at all times has a certificate of deposit rating acceptable to each Rating Agency or a long-term unsecured debt rating acceptable to each Rating Agency, except that no such rating will be required of an institution which maintains a trust fund in a fully segregated trust account with the corporate trust department of such institution as long as such institution maintains the credit rating of the Rating Agency in one of its generic credit rating categories which signifies investment grade and is a member of the FDIC. Notwithstanding the preceding sentence, any institution the appointment of which satisfies the Rating Agency Condition will be an Eligible Institution. Funds in the Collection Account generally will be invested in (i) obligations fully guaranteed by the United States of America, (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided the short-term debt rating of such depository institution or trust company shall be in the highest rating category of the applicable Rating Agency, (iii) commercial paper having, at the time of the Trust's investment or a contractual commitment to invest, a rating in the highest rating category of the applicable Rating Agency, (iv) demand deposits, time deposits or certificates of deposit which are fully insured by the FDIC having, at the time of the Trust's investment therein, a rating in the highest rating category of the applicable Rating Agency, (v) bankers' acceptances issued by any depository institution or trust company described in (ii) above, (vi) money market funds having, at the time of the Trust's investment therein, a rating in the highest rating category of the applicable Rating Agency, (vii) time deposits, other than as referred to in (iv) above (having maturities not later than the succeeding Distribution Date), with an entity, the commercial paper of such entity having a credit rating in the highest rating category of the applicable Rating Agency, and (viii) any other investment if the Rating Agency Condition has been satisfied (collectively, "Eligible Investments"). Any earnings (net of losses and investment expenses) on funds in the Collection Account will be paid to the Transferor. The Servicer has the revocable power to withdraw funds from the Collection Account and to instruct the Trustee to make withdrawals and payments from the

Collection Account for the purpose of carrying out its duties under the Pooling and Servicing Agreement and any Supplement.

ALLOCATIONS

     Pursuant to the Pooling and Servicing Agreement, during each Monthly Period the Servicer will allocate to each outstanding Series its Series Allocable Finance Charge Collections, Series Allocable Principal Collections and Series Allocable Defaulted Amount.

     "Series Adjusted Invested Amount" means, with respect to any Series and for any Monthly Period, the Series Invested Amount for such Series for such Monthly Period, less the excess, if any, of the cumulative amount (calculated in accordance with the terms of the related Supplement and, with respect to any Series offered hereby, the related Prospectus Supplement) of investor charge-offs allocable to the Invested Amount for such Series as of the last day of the immediately preceding Monthly Period over the aggregate reimbursement of such investor charge-offs as of such last day, or such lesser amount as may be provided in the Supplement for such Series and, with respect to any Series offered hereby, the related Prospectus Supplement.

     "Series Allocable Finance Charge Collections," "Series Allocable Principal Collections" and "Series Allocable Defaulted Amount" mean, with respect to any Series and for any Monthly Period, the product of (a) the Series Allocation Percentage and (b) the amount of collections of Finance Charge Receivables deposited in the Collection Account, the amount of collections of Principal Receivables deposited in the Collection Account and the amount of all Defaulted Amounts with respect to such Monthly Period, respectively.

     "Series Allocation Percentage" means, with respect to any Series and for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period plus the Series Required Transferor Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Trust Adjusted Invested Amount plus the sum of all Series Required Transferor Amounts as of such last day.

     "Series Required Transferor Amount" means for any Series an amount specified in the Supplement for such Series and, for any Series offered hereby, the related Prospectus Supplement.

     "Trust Adjusted Invested Amount" means, with respect to any Monthly Period, the sum of the Series Adjusted Invested Amounts (as adjusted in any Supplement) for all outstanding Series.

     The Servicer will then allocate amounts initially allocated to a particular Series between the Certificateholders' Interest and the Transferor's Interest for such Monthly Period as follows:

          (a) the Series Allocable Finance Charge Collections and the Series Allocable Defaulted Amount will at all times be allocated to the Invested Amount of a Series based on the Floating Allocation Percentage of such Series; and

          (b) the Series Allocable Principal Collections will at all times be allocated to the Invested Amount of such Series based on the Principal Allocation Percentage of such Series.

     The "Floating Allocation Percentage" and the "Principal Allocation Percentage" with respect to any Series will be determined as set forth in the related Supplement and, with respect to each Series offered hereby, in the related Prospectus Supplement. Amounts not allocated to the Invested Amount of any Series as described above will be allocated to the Transferor's Interest.

GROUPS OF SERIES

     If so specified in the related Prospectus Supplement, the Certificates of a Series may be included in a Reallocation Group, which is a Group of Series subject to reallocations of collections of Finance Charge Receivables and other amounts or obligations among Series in such Group in the manner described below under "-- Reallocations Among Certificates of Different Series within a Reallocation Group." Collections of Finance Charge Receivables allocable to each Series in a Reallocation Group will be aggregated and made available for certain required payments for all Series in such Group. Consequently, the issuance of new Series in such Group may have the effect of reducing or increasing the amount of collections of Finance Charge Receivables allocable to the Certificates of other Series in such Group. See "Risk
Factors -- Issuance of New Series." The Prospectus Supplement with respect to a Series offered hereby will specify whether such Series will be included in a Reallocation Group or another type of Group, whether any previously issued Series have been included in such a Group and whether any such Series or any previously issued Series may be removed from such a Group.

REALLOCATIONS AMONG CERTIFICATES OF DIFFERENT SERIES WITHIN A REALLOCATION GROUP

     Group Investor Finance Charge Collections. Any Series offered hereby may, if so specified in the related Prospectus Supplement, be included in a Reallocation Group. Other Series issued in the future may also be included in such Group.

     The Servicer will calculate for each Monthly Period Group Investor Finance Charge Collections (as defined herein) for a particular Reallocation Group and on the following Distribution Date will allocate such amount among the Certificateholders' Interest (including any Enhancement Invested Amount) for all Series in such Group in the following priority:

          (i) Group Investor Monthly Interest (as defined herein);

          (ii) Group Investor Default Amounts (as defined herein);

          (iii) Group Investor Monthly Fees (as defined herein);

          (iv) Group Investor Additional Amounts (as defined herein); and

          (v) the balance pro rata among each Series in such Group based on the current Invested Amount of each such Series.

     In the case of clauses (i), (ii), (iii) and (iv), if the amount of Group Investor Finance Charge Collections is not sufficient to cover each such amount in full, the amount available will be allocated among the Series in such Group pro rata, based on the claim that each Series has under the applicable clause. This means, for example, that if the amount of Group Investor Finance Charge Collections is not sufficient to cover Group Investor Monthly Interest, each Series in such Group will share such amount pro rata, and any Series in such Group with a claim with respect to monthly interest, overdue monthly interest and interest on such overdue monthly interest, if applicable, which is larger than the claim for such amounts for any other Series in such Group (due to a higher certificate rate) will receive a proportionately larger allocation than such other Series.

     The amount of Group Investor Finance Charge Collections allocated to the Certificateholders' Interest (including any Enhancement Invested Amount) for a particular Series offered hereby as described above is referred to herein as "Reallocated Investor Finance Charge Collections."

     "Group Investor Additional Amounts" means for any Distribution Date the sum of the amounts determined with respect to each Series in such Group equal to (a) an amount equal to the amount by which the Invested Amount of any Class of Certificates or any Enhancement Invested Amounts have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amount for any other Class of Certificates or Enhancement Invested Amounts of such Series and (b) if the related Supplement so provides, the amount of interest at the applicable certificate rate that has accrued on the amount described in the preceding clause (a).

     "Group Investor Default Amount" means for any Distribution Date the sum of the amounts determined with respect to each Series in such Group equal to the product of the Series Allocable Defaulted Amount for such Distribution Date and the applicable Floating Allocation Percentage for such Distribution Date.

     "Group Investor Finance Charge Collections" means for any Distribution Date the aggregate amount of Investor Finance Charge Collections for such Distribution Date for all Series in such Group.

     "Group Investor Monthly Fees" means for any Distribution Date the Monthly Servicing Fee for each Series in such Group, any Series Enhancement fees and any other similar fees which are paid out of Reallocated Investor Finance Charge Collections for such Series pursuant to the applicable Supplement.

     "Group Investor Monthly Interest" means for any Distribution Date the sum of the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all Series in such Group for such Distribution Date.

     The chart below demonstrates the manner in which collections of Finance Charge Receivables are allocated and reallocated among Series in such a Group. The chart assumes that the Trust has issued three Series (Series 1, 2 and 3), and that each such Series is in its Revolving Period.

   [AT&T UNIVERSAL CARD MASTER TRUST FINANCE CHARGE COLLECTIONS FLOWCHART]

     In Step 1, total collections of Finance Charge Receivables are allocated among the three Series based on the Series Allocation Percentage for each Series. The amounts allocated to each Series pursuant to Step 1 are referred to as "Series Allocable Finance Charge Collections." See "-- Allocations" above.

     In Step 2, the amount of collections of Finance Charge Receivables allocable to the Invested Amount (including any Enhancement Invested Amount) of a Series (the "Investor Finance Charge Collections") is determined by multiplying Series Allocable Finance Charge Collections for each Series by the applicable Floating Allocation Percentages. See "-- Allocations" above.

     Investor Finance Charge Collections for all Series in a particular Reallocation Group (or Group Investor Finance Charge Collections) are pooled as shown above in Step 3 for reallocation to each such Series as shown in Step 4. In Step 4 Group Investor Finance Charge Collections are reallocated to each Series in such Group as described above based on the Series' respective claim with respect to interest payable on the Certificates or Enhancement Invested Amount (if any) of such Series, the Defaulted Amount allocable to the Certificateholders' Interest of such Series and the Monthly Servicing Fee and certain other amounts in respect to such Series. The excess is allocated pro rata among the Series in such Group based on their respective Invested Amounts.

SHARING OF EXCESS FINANCE CHARGE COLLECTIONS AMONG EXCESS ALLOCATION SERIES

     Any Series offered hereby may be designated as an Excess Allocation Series (including a Series in a Reallocation Group or other type of Group). Collections of Finance Charge Receivables and certain other amounts allocable to the Certificateholders' Interest of any Excess Allocation Series in excess of the amounts necessary to make required payments with respect to such Series (including payments to the provider of any related Series Enhancement) that are payable out of collections of Finance Charge Receivables (any such excess, the "Excess Finance Charge Collections") may be applied to cover any shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to any other Excess Allocation Series, pro rata based upon the amount of the shortfall, if any, with respect to each other Excess Allocation Series; provided, however, that the sharing of Excess Finance Charge Collections among Excess Allocation Series will cease if the Transferor shall deliver to the Trustee a certificate of an authorized representative to the effect that, in the reasonable belief of the Transferor, the continued sharing of Excess Finance Charge Collections among Excess Allocation Series would have adverse regulatory implications with respect to the Transferor, UCS or any Account Owner. Following the delivery by the Transferor of any such certificate to the Trustee there will not be any further sharing of Excess Finance Charge Collections among such Series in any such Group. In all cases, any Excess Finance Charge Collections remaining after covering shortfalls with respect to all outstanding Excess Allocation Series will be paid to the holders of the Transferor Certificates. While any Series offered hereby may be designated as an Excess Allocation Series, there can be no assurance that (a) any other Series will be designated as an Excess Allocation Series, (b) there will be any Excess Finance Charge Collections with respect to any such other Series for any Monthly Period, (c) any agreement relating to any Series Enhancement will not be amended in such a manner as to increase payments to the providers of Series Enhancement and thereby decrease the amount of Excess Finance Charge Collections available from such Series or (d) the Transferor will not at any time deliver a certificate as described above. While the Transferor believes that, based upon applicable rules and regulations as currently in effect, the sharing of Excess Finance Charge Collections among Excess Allocation Series will not have adverse regulatory implications for it, UCS or any Account Owner, there can be no assurance that this will continue to be true in the future.

SHARED PRINCIPAL COLLECTIONS

     If the Prospectus Supplement for the related Series provides that such Series is a Principal Sharing Series, collections of Principal Receivables for any Monthly Period allocated to the Certificateholders' Interest of any such Series will first be used to cover certain amounts described in the related Prospectus Supplement (including any required deposits into a Principal Funding Account or required distributions to Certificateholders of such Series in respect of principal). The Servicer will determine the amount of collections of Principal Receivables for any Monthly Period (plus certain other amounts described in the related Prospectus Supplement) allocated to such Series remaining after covering such required deposits and distributions and any similar amount remaining for any other Principal Sharing Series (collectively, "Shared Principal Collections"). The Servicer will allocate the Shared Principal Collections to cover any principal distributions to Certificateholders and deposits to Principal Funding Accounts for any Principal Sharing Series that are either scheduled or permitted and that have not been covered out of collections of Principal Receivables and certain other amounts allocable to the Certificateholders' Interest of such Series (collectively, "Principal Shortfalls"). If Principal Shortfalls exceed Shared Principal Collections for any Monthly Period, Shared Principal Collections will be allocated pro rata among the applicable Series based on the respective Principal Shortfalls of such Series. To the extent that Shared Principal Collections exceed Principal Shortfalls, the balance will be allocated to the holders of the Transferor Certificates, provided that (a) such Shared Principal Collections will be distributed to the holders of the Transferor Certificates only to the extent that the Transferor Amount is greater than the Required Transferor Amount and (b) in certain circumstances described below under "-- Special Funding Account," such Shared Principal Collections will be deposited in the Special Funding Account. Any such reallocation of collections of Principal Receivables will not result in a reduction in the Invested Amount of the Series to which such collections were initially allocated. There can be no assurance that there will be any Shared Principal Collections with respect to any Monthly Period or that any Series will be designated as Principal Sharing Series.

PAIRED SERIES

     If so provided in the related Supplement, a Prior Series may be paired with a Paired Series issued by the Trust at or after the commencement of the Controlled Amortization Period or Controlled Accumulation Period for such Prior Series. As the Invested Amount of the Prior Series is reduced, the Invested Amount in the Trust of the Paired Series will increase by an equal amount. Upon payment in full of the Prior Series, the Invested Amount of such Paired Series will be equal to the Invested Amount paid to Certificateholders of such Prior Series. If a Pay Out Event or Reinvestment Event occurs with respect to the Prior Series or with respect to the Paired Series when the Prior Series is in a Controlled Amortization Period or Controlled Accumulation Period, the Series Allocation Percentage and the Principal Allocation Percentage for the Prior Series and the Series Allocation Percentage and the Principal Allocation Percentage for the Paired Series will be reset as provided in the related Supplement and the Early Amortization Period or Early Accumulation Period for such Series could be lengthened.

SPECIAL FUNDING ACCOUNT

     If, on any date, the Transferor Amount is less than or equal to the Required Transferor Amount, the Servicer shall not distribute to the holders of the Transferor Certificates any collections of Principal Receivables allocable to a Series or a Group that otherwise would be distributed to such holders, but shall deposit such funds in an account with an Eligible Institution established and maintained by the Servicer for the benefit of the Certificateholders of each Series, in the name of the Trustee, on behalf of the Trust, and bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of each Series (the "Special Funding Account"). Funds on deposit in the Special Funding Account will be withdrawn and paid to the holders of the Transferor Certificates on any Distribution Date to the extent that, after giving effect to such payment, the Transferor Amount exceeds the Required Transferor Amount on such date; provided, however, that if a Controlled Accumulation Period, Early Accumulation Period, Controlled Amortization Period or Early Amortization Period commences with respect to any Series, any funds on deposit in the Special Funding Account will be released from the Special Funding Account, deposited in the Collection Account and treated as collections of Principal Receivables to the extent needed to make principal payments due to or for the benefit of the Certificateholders of such Series.

     Funds on deposit in the Special Funding Account will be invested by the Trustee, at the direction of the Servicer, in Eligible Investments. Any earnings (net of losses and investment expenses) earned on amounts on deposit in the Special Funding Account during any Monthly Period will be withdrawn from the Special Funding Account and treated as collections of Finance Charge Receivables with respect to such Monthly Period.

FUNDING PERIOD

     For any Series of Certificates, the related Prospectus Supplement may specify that during a Funding Period, the Pre-Funding Amount will be held in a Pre-Funding Account pending the transfer of additional Receivables to the Trust or pending the reduction of the Invested Amounts of other Series issued by the Trust. The related Prospectus Supplement will specify the initial Invested Amount with respect to such Series, the Full Invested Amount and the date by which the Invested Amount is expected to equal the Full Invested Amount. The Invested Amount will increase as Receivables are delivered to the Trust or as the Invested Amounts of other Series of the Trust are reduced. The Invested Amount may also decrease due to the occurrence of a Pay Out Event with respect to such Series as provided in the related Prospectus Supplement.

     During the Funding Period, funds on deposit in the Pre-Funding Account for a Series of Certificates will be withdrawn and paid to the Transferor to the extent of any increases in the Invested Amount. If the Invested Amount does not for any reason equal the Full Invested Amount by the end of the Funding Period, any amount remaining in the Pre-Funding Account and any additional amounts specified in the related Prospectus Supplement will be payable to the Certificateholders of such Series in the manner and at such time as set forth in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, moneys in the Pre-Funding Account will be invested by the Trustee in Eligible Investments or will be subject to a guaranteed rate or investment agreement or other similar arrangement, and, in connection with each Distribution Date during the Funding Period, investment earnings on funds in the Pre-Funding Account during the related Monthly Period will be withdrawn from the Pre-Funding Account and deposited, together with any applicable payment under a guaranteed rate or investment agreement or other similar arrangement, into the Collection Account for distribution in respect of interest on the Certificates of the related Series in the manner specified in the related Prospectus Supplement.

DEFAULTED RECEIVABLES; REBATES AND FRAUDULENT CHARGES

     "Defaulted Receivables" for any Monthly Period are Principal Receivables that were charged-off as uncollectible in such Monthly Period. The "Defaulted Amount" for any Monthly Period will be an amount (not less than zero) equal to
(a) the amount of Defaulted Receivables for such Monthly Period minus (b) the amount of any Defaulted Receivables the assignment or reassignment of which the Transferor or the Servicer becomes obligated to accept during such Monthly Period (unless an event relating to bankruptcy, receivership or insolvency has occurred with respect to the Transferor or the Servicer, in which event the amount of such Defaulted Receivables will not be added to the sum so subtracted). Receivables in any Account will be charged-off as uncollectible in accordance with the credit card guidelines and the Servicer's customary and usual policies and procedures for servicing revolving credit card and other revolving credit account receivables comparable to the Receivables. The current policy of the Account Owners is to charge-off the receivables in an account when that account becomes 181 days delinquent (or sooner in the event of receipt of notice of death or bankruptcy of the cardmember), but such policy may change in the future to conform with regulatory requirements and applicable law.

     If the Servicer adjusts downward the amount of any Principal Receivable (other than Ineligible Receivables that have been, or are to be, reassigned to the Transferor) because of a rebate, refund, counterclaim, defense, error, fraudulent charge or counterfeit charge to a cardmember, or such Principal Receivable was created in respect of merchandise that was refused or returned by a cardmember or if the Servicer otherwise adjusts downward the amount of any Principal Receivable without receiving collections therefor or charging off such amount as uncollectible, the amount of the Principal Receivables in the Trust with respect to the Monthly Period in which such adjustment takes place will be reduced by the amount of the adjustment. Furthermore, in the event that the exclusion of any such Receivables would cause the Transferor Amount at such time to be less than the Required Transferor Amount, the Transferor will be required to pay an amount equal to such deficiency into the Special Funding Account.

CREDIT ENHANCEMENT

     General. For any Series, Credit Enhancement may be provided with respect to one or more Classes thereof. Credit Enhancement with respect to one or more Classes of a Series offered hereby may include a letter of credit, a cash collateral account, a spread account, a collateral interest, a surety bond, an insurance policy or any other form of credit enhancement described in the related Prospectus Supplement, or any combination of the foregoing. Credit Enhancement may also be provided to a Class or Classes of a Series or to a Series by subordination provisions that require distributions of principal or interest to be made with respect to the Certificates of such Class or Classes or such Series before distributions are made to one or more Classes of such Series or to another Series (if the Supplement for such Series so provides). If so specified in the related Prospectus Supplement, any form of Credit Enhancement may be available to more than one Class or Series to the extent described therein.

     The presence of Credit Enhancement with respect to a Class is intended to enhance the likelihood of receipt by Certificateholders of such Class of the full amount of principal and interest with respect thereto and to decrease the likelihood that such Certificateholders will experience losses. However, unless otherwise specified in the related Prospectus Supplement, the Credit Enhancement, if any, with respect thereto will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by the Credit Enhancement or that are not covered by the Credit Enhancement, Certificateholders will bear their allocable share of such losses. In addition, if specific Credit Enhancement is provided for the benefit of more than one Class or Series, Certificateholders of any such Class or Series will be subject to the risk that such Credit Enhancement will be exhausted by the claims of Certificateholders of other Classes or Series.

     If Credit Enhancement is provided with respect to a Series offered hereby, the related Prospectus Supplement will include a description of (a) the amount payable under such Credit Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such Credit Enhancement may be reduced and under which such Credit Enhancement may be terminated or replaced and (d) any provisions of any agreement relating to such Credit Enhancement material to the Certificateholders of such Series. Additionally, in certain cases, the related Prospectus Supplement may set forth certain information with respect to the provider of any third-party Credit Enhancement (the "Credit Enhancer"), including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation or the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and
(iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of a date specified in the Prospectus Supplement. If so described in the related Prospectus Supplement, Credit Enhancement with respect to a Series offered hereby may be available to pay principal of the Certificates of such Series following the occurrence of certain Pay Out Events or Reinvestment Events with respect to such Series. In such event, the Credit Enhancer will have an interest in certain cash flows in respect of the Receivables to the extent described in such Prospectus Supplement (an "Enhancement Invested Amount") and may be entitled to the benefit of the Trustee's security interest in the Receivables, in each case subordinated to the interest of the Certificateholders of such Series.

     Subordination. If so specified in the related Prospectus Supplement, one or more Classes of a Series offered hereby may be subordinated to one or more other Classes of such Series or a Series may be subordinated to another Series. If so specified in the related Prospectus Supplement, the rights of the holders of the subordinated Certificates to receive distributions of principal or interest on any payment date will be subordinated to such rights of the holders of the Certificates that are senior to such subordinated Certificates to the extent set forth in the related Prospectus Supplement. The related Prospectus Supplement will also set forth information concerning the amount of subordination of a Class or Classes of subordinated Certificates in a Series or of the subordinated Certificates of another Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, and the conditions under which amounts available from payments that would otherwise be made to holders of such subordinated Certificates will be distributed to holders of Certificates that are senior to such subordinated Certificates. The amount of subordination will decrease whenever amounts otherwise payable to the holders of subordinated Certificates are paid to the holders of the Certificates that are senior to such subordinated Certificates.

     Letter of Credit. If so specified in the related Prospectus Supplement, a letter of credit with respect to a Series or Class of Certificates offered hereby may be issued by a bank or financial institution specified in the related Prospectus Supplement (the "L/C Issuer"). Subject to the terms and conditions specified in the related Prospectus Supplement, the L/C Issuer will be obligated to honor drawings under a letter of credit in an aggregate dollar amount (which may be fixed or may be reduced as described in the related Prospectus Supplement), net of unreimbursed payments thereunder, equal to the amount described in the related Prospectus Supplement. The amount available under a letter of credit will be reduced to the extent of the unreimbursed payments thereunder.

     Cash Collateral Account. If so specified in the related Prospectus Supplement, the Certificates of any Class or Series offered hereby may have the benefit of a cash collateral account. A cash collateral account with respect to a Class or Series may be fully or partially funded on the Series Closing Date with respect thereto and the funds on deposit therein will be invested in Eligible Investments. The amount available to be withdrawn from a cash collateral account will be the lesser of the amount on deposit in the cash collateral account and an amount specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth the circumstances under which such withdrawals will be made from the cash collateral account.

     Collateral Interest. If so specified in the related Prospectus Supplement, support for a Series of Certificates or one or more Classes thereof may be provided initially by an uncertificated, subordinated interest in the Trust (the "Collateral Interest") in an amount initially equal to a percentage of the Certificates of such Series specified in the Prospectus Supplement. References to Enhancement Invested Amounts herein include Collateral Interests, if any.

     Surety Bond or Insurance Policy. If so specified in the related Prospectus Supplement, insurance with respect to a Series or Class of Certificates offered hereby may be provided by one or more insurance companies. Such insurance will guarantee, with respect to one or more Classes of the related Series, distributions of interest or principal in the manner and amount specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, a surety bond may be purchased for the benefit of the holders of any Series or Class of Certificates offered hereby to assure distributions of interest or principal with respect to such Series or Class of Certificates in the manner and amount specified in the related Prospectus Supplement.

     Spread Account. If so specified in the related Prospectus Supplement, support for a Series or one or more Classes of a Series offered hereby may be provided by the periodic deposit of certain available excess cash flow from the Trust Assets into a spread account intended to assure the subsequent distributions of interest and principal on the Certificates of such Class or Series in the manner specified in the related Prospectus Supplement.

INTEREST RATE SWAPS AND RELATED CAPS, FLOORS AND COLLARS

     The Trustee on behalf of the Trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk to Certificateholders from adverse changes in interest rates (collectively, "Swaps").

     An interest rate Swap is an agreement between two parties ("counterparties") to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate, or U.S. Treasury Bill rates. Interest rate Swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another referenced interest rate (such as U.S. Treasury Bill rates).

     The Swap market has grown substantially in recent years with a significant number of banks and financial service firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps. There can be no assurance that the Trust will be able to enter into or offset Swaps at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of Swaps may provide for termination under certain circumstances, there can be no assurance that the Trust will be able to terminate or offset a Swap on favorable terms.

SERVICER COVENANTS

     In the Pooling and Servicing Agreement, the Servicer has agreed as to each Receivable and related Account that it will: (a) duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables or the related Accounts, and will maintain in effect all qualifications required and comply in all material respects with all requirements of law in order to service the Receivables and Accounts, the failure to maintain or comply with which would have a material adverse effect on the Certificateholders; (b) not permit any rescission or cancellation of the Receivables except as ordered by a court of competent jurisdiction or other governmental authority; (c) do nothing to impair the rights of the Certificateholders in the Receivables or the related Accounts; and (d) not reschedule, revise or defer payments due on the Receivables except in accordance with its guidelines for servicing receivables.

     Under the terms of the Pooling and Servicing Agreement, all Receivables in an Account will be assigned and transferred to the Servicer and such Account will no longer be included as an Account if the Servicer discovers, or receives written notice from the Trustee, that any covenant of the Servicer set forth above has not been complied with in all material respects and such noncompliance has not been cured within 60 days (or such longer period as may be agreed to by the Trustee and the Transferor) thereafter and has a material adverse effect on the Certificateholders' Interest in such Receivables. Such assignment and transfer will be made when the Servicer deposits an amount equal to the amount of such Receivables in the Collection Account on the business day preceding the Distribution Date following the Monthly Period during which such obligation arises. This transfer and assignment to the Servicer constitutes the sole remedy available to the Certificateholders if such covenant or warranty of the Servicer is not satisfied and the Trust's interest in any such assigned Receivables will be automatically assigned to the Servicer.

CERTAIN MATTERS REGARDING THE SERVICER

     The Servicer may not resign from its obligations and duties under the Pooling and Servicing Agreement except (i) upon determination that the performance of such duties is no longer permissible under applicable law or (ii) if such obligations and duties are assumed by any entity that has satisfied the Rating Agency Condition. No such resignation will become effective until the Trustee or a successor to the Servicer has assumed the Servicer's responsibilities and obligations under the Pooling and Servicing Agreement. Notwithstanding the foregoing, UCS may assign part or all of its obligations and duties as Servicer under the Pooling and Servicing Agreement to an affiliate of UCS as long as UCS shall have fully guaranteed the performance of such obligations and duties under the Pooling and Servicing Agreement.

     Any person into which, in accordance with the Pooling and Servicing Agreement, the Transferor or the Servicer may be merged or consolidated or any person resulting from any merger or consolidation to which the Transferor or the Servicer is a party, or any person succeeding to the business of the Transferor or the Servicer, will be the successor to the Transferor or the Servicer, as the case may be, under the Pooling and Servicing Agreement.

SERVICER DEFAULT

     In the event of any Servicer Default (as defined below), either the Trustee or Certificateholders holding Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Certificates, by written notice to the Servicer (and to the Trustee if given by the Certificateholders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer, as Servicer, under the Pooling and Servicing Agreement and in and to the Receivables and the proceeds thereof and the Trustee will appoint a new Servicer (a "Service Transfer"). The rights and interest of the Transferor under the Pooling and Servicing Agreement in the Transferor's Interest will not be affected by any Termination Notice or Service Transfer. If within 60 days of receipt of a Termination Notice the Trustee does not receive any bids from eligible servicers to act as successor Servicer and receives an officer's certificate from the Transferor to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Trustee shall grant a right of first refusal to the Transferor which would permit the Transferor at its option to purchase the Certificateholders' Interest on the Distribution Date in the next calendar month. The purchase price for the

Certificateholders' Interest shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Supplement, and for any Certificates offered hereby, in the Prospectus Supplement.

     The Trustee will as promptly as possible, after the giving of a Termination Notice, appoint a successor Servicer and if no successor Servicer has been appointed by the Trustee and has accepted such appointment by the time the Servicer ceases to act as Servicer, all rights, authority, power and obligations of the Servicer under the Pooling and Servicing Agreement will be vested in the Trustee. Prior to any Service Transfer, the Trustee will seek to obtain bids from potential servicers meeting certain eligibility requirements set forth in the Pooling and Servicing Agreement to serve as a successor Servicer for servicing compensation not in excess of the Servicing Fee plus any amounts payable to the Transferor pursuant to the Pooling and Servicing Agreement.

     A "Servicer Default" refers to any of the following events:

          (a) failure by the Servicer to make any payment, transfer or deposit, or to give instructions to the Trustee to make any payment, transfer or deposit, on the date the Servicer is required to do so under the Pooling and Servicing Agreement or any Supplement, which is not cured within a five business day grace period;

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer in the Pooling and Servicing Agreement or any Supplement which has an Adverse Effect and which continues unremedied for a period of 60 days after written notice, or the Servicer assigns its duties under the Pooling and Servicing Agreement, except as specifically permitted thereunder;

          (c) any representation, warranty or certification made by the Servicer in the Pooling and Servicing Agreement, any Supplement or in any certificate delivered pursuant to the Pooling and Servicing Agreement or any Supplement proves to have been incorrect in any material respect when made, which has an Adverse Effect on the rights of the Certificateholders of any Series, and which Adverse Effect continues for a period of 60 days after written notice; or

          (d) the occurrence of certain events of bankruptcy, insolvency or receivership with respect to the Servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of ten business days after the applicable grace period or referred to under clauses (b) or (c) for a period of 60 business days after the applicable grace period, will not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Servicer will not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Pooling and Servicing Agreement and the Servicer must provide the Trustee, the Transferor and any provider of Series Enhancement prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

EVIDENCE AS TO COMPLIANCE

     The Pooling and Servicing Agreement provides that on or before March 31 of each calendar year, the Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor and any affiliates thereof) to furnish a report to the effect that such firm has applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of the Accounts and that, on the basis of such agreed-upon procedures, nothing has come to the attention of such firm that caused them to believe that such servicing was not conducted in compliance with the Pooling and Servicing Agreement and applicable provisions of each Supplement except for such exceptions or errors as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report will set forth the agreed-upon procedures performed.

     The Pooling and Servicing Agreement provides for delivery to the Trustee on or before March 31 of each calendar year of a statement signed by an officer of the Servicer to the effect that the Servicer has, or has caused to be, fully performed its obligations in all material respects under the Pooling and Servicing Agreement throughout the preceding year or, if there has been a default in the performance of any such obligation, specifying the nature and status of the default.

     Copies of all statements, certificates and reports furnished to the Trustee may be obtained by a request in writing delivered to the Trustee.

AMENDMENTS

     The Pooling and Servicing Agreement and any Supplement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate, addition of a Participation Interest, allocation of assets in the Trust to a Series or Group, the designation of an Additional Transferor, or to change the definition of Monthly Period, Determination Date or Distribution
Date) by the Servicer, the Transferor and the Trustee, and without the consent of the Certificateholders of any Series, provided that (i) an opinion of counsel for the Transferor is addressed and delivered to the Trustee to the effect that the conditions precedent to any such amendment have been satisfied, (ii) the Transferor shall have delivered to the Trustee a certificate of an officer of the Transferor to the effect that the Transferor reasonably believes that such amendment will not have an Adverse Effect and (iii) the Rating Agency Condition shall have been satisfied with respect thereto.

     The Pooling and Servicing Agreement or any Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the Certificateholders evidencing not less than 66 2/3% of the aggregate unpaid principal amount of the Certificates of all affected Series for which the Transferor has not delivered an officer's certificate stating that there will be no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of Certificateholders. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, deposits or distributions on any Certificate without the consent of each Certificateholder, (b) (i) change the definition or the manner of calculating the Certificateholders' Interest or the Invested Amount or (ii) reduce the aforesaid percentage of the aggregate unpaid principal amount of the Certificates the holders of which are required to consent to any such amendment, in each case without the consent of each Certificateholder or
(c) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the holders of Certificates of such Series or Class evidencing not less than 66 2/3% of the aggregate unpaid principal amount of the Certificates of such Series or Class. Promptly following the execution of any amendment to the Pooling and Servicing Agreement (other than an amendment described in the preceding paragraph), the Trustee will furnish written notice of the substance of such amendment to each Certificateholder. Notwithstanding the foregoing, any Supplement executed in connection with the issuance of one or more new Series of Certificates will not be considered an amendment to the Pooling and Servicing Agreement.

LIST OF CERTIFICATEHOLDERS

     Upon written request of any Holder or group of Holders of Certificates of any Series or of all outstanding Series of record holding Certificates evidencing not less than 10% of the aggregate unpaid principal amount of the Certificates of such Series or all Series, as applicable, the Trustee will afford such Holder or Holders of Certificates access during business hours to the current list of Certificateholders of such Series or of all outstanding Series, as the case may be, for purposes of communicating with other Holders of Certificates with respect to their rights under the Pooling and Servicing Agreement. See "Description of the Certificates -- Book-Entry Registration" and "-- Definitive Certificates."

     The Pooling and Servicing Agreement does not provide for any annual or other meetings of Certificateholders.

THE TRUSTEE

     Bankers Trust Company now acts as trustee under the Pooling and Servicing Agreement. The Corporate Trust Department of Bankers Trust Company is located at Four Albany Street, New York, New York 10006. The Transferor and the Servicer and their respective affiliates may from time to time enter into normal banking and trustee relationships with the Trustee and its affiliates. The Trustee or the Transferor may hold Certificates in their own names; however, any Certificates so held shall not be entitled to participate in any decisions made or instructions given to the Trustee by the Certificateholders as a group. In addition, for purposes of meeting the legal requirements of certain local jurisdictions, the Trustee shall have the power to appoint a co-trustee or separate trustees of all or any part of the Trust. In the event of such appointment, all rights, powers, duties and obligations shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee, who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

                     DESCRIPTION OF THE PURCHASE AGREEMENTS

     The Receivables transferred to the Trust by the Transferor are acquired by the Transferor from UCS pursuant to the Funding Purchase Agreement entered into between the Transferor, as purchaser of the Receivables, and UCS, as seller. The Receivables transferred to the Transferor from UCS are originally acquired by UCS from CB&T and Universal Bank pursuant to separate UCS Purchase Agreements entered into between CB&T and Universal Bank, respectively, as sellers, and UCS as purchaser of the Receivables. Pursuant to the Pooling and Servicing Agreement, all such Receivables are transferred by the Transferor to the Trust. The following summary relating to such ongoing sales is qualified in its entirety by reference to the UCS Purchase Agreements and to the Funding Purchase Agreement, forms of which are filed as an exhibit to the Registration Statement of which this Prospectus is a part and which is incorporated by reference herein.

FUNDING PURCHASE AGREEMENT

     Sale of Receivables. Pursuant to the Funding Purchase Agreement, UCS sells to the Transferor all its right, title and interest in and to (i) all of the Receivables in the Accounts and all of the Receivables created in such Accounts and (ii) the Receivables in each Additional Account designated from time to time for inclusion as an Account as of the date of such designation, whether such Receivables shall then be existing or shall thereafter be created.

     In connection with such sale of the Receivables to the Transferor, UCS will indicate in its computer files that the Receivables have been sold to the Transferor by UCS and that such Receivables will be sold or transferred by the Transferor to the Trust. In addition, UCS will provide to the Transferor a computer file or a microfiche list containing a true and complete list showing each Account, identified by account number and by total outstanding balance of Receivables on the applicable Series date of designation or addition date for Additional Accounts, as the case may be. The records and agreements relating to the Accounts and Receivables may not be segregated by UCS from other documents and agreements relating to other credit card accounts and receivables and may not be stamped or marked to reflect the sale or transfer of the Receivables to the Transferor, but the computer records of UCS and the Account Owners will be marked to evidence such sale or transfer. UCS as debtor/seller will file UCC financing statements meeting the requirements of applicable state law in each of the jurisdictions in which the books and records relating to the Accounts are maintained with respect to the Receivables in the initial Accounts and UCS will similarly file with respect to the Receivables in Additional Accounts. See "Risk Factors -- Characteristics as a Sale; Insolvency and Receivership Risks" and "Certain Legal Aspects of the Receivables."

     Pursuant to the Funding Purchase Agreement, UCS will, subject to certain conditions, if the Transferor is required to cause UCS to designate Additional Accounts under the Pooling and Servicing Agreement, designate Additional Accounts to be included as Accounts under the Funding Purchase Agreement. See "The Pooling and Servicing Agreement Generally -- Additions of Accounts or Participation Interests."

     Representations and Warranties. In the Funding Purchase Agreement, UCS represents and warrants to the Transferor to the effect that, among other things, (a) as of the date of the Funding Purchase Agreement and as of each date of designation of Additional Accounts under the Funding Purchase Agreement, it is duly organized and in good standing and that it has the authority to consummate the transactions contemplated by the Funding Purchase Agreement, (b) as of the Initial Cut-Off Date and as of each date of designation of Additional Accounts under the Funding Purchase Agreement, each Additional Account will be an Eligible Account and (c) as of the Initial Cut-Off Date and as of each date of designation of Additional Accounts under the Funding Purchase Agreement, each Receivable generated thereunder is, on such date of designation, an Eligible Receivable. In the event of a breach of any representation and warranty set forth in the Funding Purchase Agreement which results in the requirement that the Transferor accept retransfer of an Ineligible Receivable, then UCS shall repurchase such Ineligible Receivable under the Pooling and Servicing Agreement from the Transferor on the date of such retransfer. The purchase price for such Ineligible Receivables shall be the principal amount thereof plus applicable finance charges.

     UCS also represents and warrants to the Transferor that, among other things, as of the date of the Funding Purchase Agreement and as of each date of designation of Additional Accounts under the Funding Purchase Agreement (a) the Funding Purchase Agreement constitutes a valid and binding obligation of UCS and
(b) the Funding Purchase Agreement constitutes a valid sale to the Transferor of all right, title and interest of UCS in and to the Receivables then existing and thereafter created in the Accounts and in the proceeds thereof. If the breach of any of the representations and warranties described in this paragraph results in the obligation of the Transferor under the Pooling and Servicing Agreement to accept retransfer of the Receivables, UCS will repurchase the Receivables retransferred to the Transferor for an amount of cash at least equal to the amount of cash the Transferor is required to deposit under the Pooling and Servicing Agreement in connection with such retransfer.

     Certain Covenants. UCS covenants that it will enforce the covenants of each Account Owner under the applicable UCS Purchase Agreements to the effect that (x) except as required by law or as such Account Owner shall deem necessary in order for such Account Owner to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by such Account Owner of the nature of its competition with respect to its credit card business or such program, such Account Owner will not take any action which will have the effect of reducing the Portfolio Yield to a level that could reasonably be expected to cause any Series to experience a Pay Out Event or Reinvestment Event based on the insufficiency of the Series adjusted Portfolio Yield and (y) except as required by law, such Account Owner will not take any action that would have the effect of reducing the Portfolio Yield to less than the highest Average Rate for any Group. The Transferor has agreed in the Pooling and Servicing Agreement to enforce the covenants and agreements of UCS in the Funding Purchase Agreement.

     Amendments. The Funding Purchase Agreement may be amended by the Transferor and UCS without the consent of the Certificateholders. No such amendment, however, may have an Adverse Effect and no such amendment may change, modify, delete or add any other obligation of UCS or the Transferor unless the Rating Agency Condition has been satisfied with respect to such amendment.

     Termination. The Funding Purchase Agreement will terminate immediately after the Trust terminates. In addition, if a bankruptcy trustee or receiver is appointed for UCS or certain other liquidation events occur, UCS will immediately cease to sell Receivables to the Transferor and promptly give notice of such event to the Transferor and the Trustee, unless the bankruptcy trustee or receiver instructs otherwise.

UCS PURCHASE AGREEMENTS

     Sale of Receivables. Pursuant to the applicable UCS Purchase Agreement, each Bank sells to UCS all its right, title and interest in and to the Receivables created in the Accounts.

     In connection with such sale of the Receivables to UCS, each Bank will indicate in its computer files that the Receivables have been sold to UCS by such Bank. In addition, each Bank will provide to UCS a computer file or a microfiche list showing each Account. The records and agreements relating to the Accounts and Receivables may not be segregated by the Banks from other documents and agreements relating to other credit card accounts and receivables and may not be stamped or marked to reflect the sale or transfer of the

Receivables to UCS. Each Bank as debtor/seller will file UCC financing statements meeting the requirements of applicable state law and in each of the jurisdictions in which the books and records relating to the Accounts are maintained with respect to the Receivables. See "Risk Factors -- Characteristics as a Sale; Insolvency and Receivership Risks."

     Representations and Warranties. In the applicable UCS Purchase Agreements, each Bank represents and warrants to UCS to the effect that, among other things,
(a) as of the date of the applicable UCS Purchase Agreement, it is duly organized and in good standing and that it has the authority to consummate the transactions contemplated by the UCS Purchase Agreement, (b) the applicable UCS Purchase Agreement constitutes a valid and binding obligation of such Bank and
(c) the applicable UCS Purchase Agreement constitutes a valid sale to UCS of all right, title and interest of such Bank in and to the Receivables then existing and thereafter created in the Accounts and in the proceeds thereof.

     Certain Covenants. Each Bank covenants that (x) except as required by law or as such Bank shall deem necessary in order for such Bank to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by such Bank of the nature of its competition with respect to its credit card business or such program, such Bank will not take any action which will have the effect of reducing the Portfolio Yield to a level that could reasonably be expected to cause any Series to experience a Pay Out Event or Reinvestment Event based on the insufficiency of the Series adjusted Portfolio Yield and (y) except as required by law, such Bank will not take any action that would have the effect of reducing the Portfolio Yield to less than the highest Average Rate for any Group. UCS has agreed in the Funding Purchase Agreement to enforce the covenants and agreements of the Banks in the UCS Purchase Agreements.

     Amendments. The UCS Purchase Agreements may be amended by each Bank and UCS without the consent of the Transferor or the Certificateholders. No such amendment, however, may adversely affect in any material respect the interests of the Trustee or the Certificateholders unless the Trustee shall consent to such amendment and no amendment that changes, modifies, deletes or adds any other obligation of UCS or the applicable Bank will be effective unless UCS and such Bank have been notified in writing that the Rating Agency Condition has been satisfied.

     Termination. The UCS Purchase Agreements will terminate immediately after the Trust terminates. In addition, if a conservator or receiver is appointed for a Bank or certain other liquidation events occur with respect to a Bank, such Bank will immediately cease to sell Receivables to UCS and promptly give notice of such event to UCS and the Trustee, unless the conservator or receiver instructs otherwise.

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

TRANSFER OF RECEIVABLES

     Under the UCS Purchase Agreements, the Account Owners sell the Receivables to UCS, UCS simultaneously sells the Receivables to the Transferor and the Transferor, in turn, transfers the Receivables to the Trust. Each Account Owner, UCS and the Transferor represents and warrants that its respective transfers constitute valid sales and assignments of all of its respective right, title and interest in and to the Receivables, except for the interest of the Transferor as holder of the Transferor Certificate. The Transferor also represents and warrants that, if the transfer of Receivables by the Transferor to the Trust is deemed to create a security interest under the UCC, there exists a valid, subsisting and enforceable first priority perfected security interest in the Receivables in existence at the time of the formation of the Trust or at the date of designation of any Additional Accounts, as the case may be, in favor of the Trust and a valid, subsisting and enforceable first priority perfected security interest in the Receivables created thereafter in favor of the Trust on and after their creation, in each case until termination of the Trust. For a discussion of the Trust's rights arising from these representations and warranties not being satisfied, see "The Pooling and Servicing Agreement Generally -- Representations and Warranties."

     Each Account Owner, UCS and the Transferor represents that the Receivables are "accounts" or "general intangibles" for purposes of the UCC. Both the sale of accounts and the transfer of accounts as security for an obligation are treated under the UCC as creating a security interest therein and are subject to its provisions and the filing of an appropriate financing statement or statements is required to perfect the interest of the Trust in the Receivables. If a transfer of general intangibles is deemed to create a security interest, the UCC applies and filing an appropriate financing statement or statements is also required in order to perfect the Trust's security interest. Financing statements covering the Receivables will be filed under the UCC to protect UCS, the Transferor and the Trust if any of the transfers by an Account Owner, UCS or the Transferor is deemed to be subject to the UCC. If a transfer of general intangibles is deemed to be a sale, then the UCC is not applicable and no further action under the UCC is required to protect the Trust's interest from third parties.

     There are certain limited circumstances under the UCC in which prior or subsequent transferees of Receivables coming into existence after a Series Closing Date could have an interest in such Receivables with priority over the Trust's interest. A tax or other government lien on property of UCS, the Transferor or an Account Owner arising prior to the time a Receivable comes into existence may also have priority over the interest of the Trust in such Receivable. Furthermore, if the FDIC were appointed as a receiver of an Account Owner, the receiver's administrative expenses may also have priority over the interest of the Trust in such related Receivables. Under the UCS Purchase Agreement, however, each Account Owner warrants that it has transferred the Receivables to UCS free and clear of the lien of any third party. In addition, each Account Owner covenants that it will not sell, pledge, assign, transfer or grant any lien on any Receivable (or any interest therein) other than to UCS. Similarly, under the Funding Purchase Agreement UCS warrants that it has transferred the Receivables to the Transferor free and clear of the lien of any third party and it covenants that it will not sell, pledge, assign, transfer or grant any lien on any Receivable (or any interest therein) other than to the Transferor.

CERTAIN MATTERS RELATING TO INSOLVENCY

     Each Account Owner and UCS have arranged for the transfer of Receivables pursuant to the UCS Purchase Agreement to be a sale of the Receivables by such Account Owner to UCS. However, in the event of an insolvency of an Account Owner it is possible that a receiver or conservator could attempt to recharacterize the transaction between such Account Owner and UCS as a pledge of the Receivables rather than a true sale. The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") sets forth certain powers that a conservator or receiver for an Account Owner could exercise. Positions taken by the FDIC before the passage of FIRREA do not suggest that a conservator or receiver for an Account Owner would interfere with the timely transfer to UCS (or by either UCS to the Transferor or the Transferor to the Trust) of payments collected on the Receivables. If the security interest granted by such Account Owner in the Receivables to UCS was validly perfected before such Account Owner's insolvency and was not taken in contemplation of insolvency, such security interests should not be subject to avoidance, and payments to UCS with respect to the Receivables should not be subject to recovery by a conservator or receiver for such Account Owner. If, however, a conservator or receiver for an Account Owner were to assert a contrary position, or were to require UCS to establish its right to those payments by submitting to and completing the administrative claims procedure established under FIRREA, or the conservator or receiver were to request a stay of proceedings with respect to such Account Owner as provided under FIRREA, delays in payments on the Certificates and possible reductions in the amount of those payments could occur.

     UCS and the Transferor have arranged for the transfer of Receivables pursuant to the Funding Purchase Agreement to be a sale of the Receivables by UCS to the Transferor. Nevertheless, a tax or government lien on property of UCS arising prior to the time a Receivable is sold to UCS may have priority over the ownership interest of the Transferor in such property. In addition, if UCS were to become a debtor in a bankruptcy case and a creditor or bankruptcy trustee of UCS or UCS itself were to take the position that the sale of Receivables from UCS to the Transferor should be recharacterized as a pledge of such Receivables to secure a borrowing from UCS, then delays in payments of collections of Receivables to the Transferor (and therefore to the Trust and the Certificateholders) could occur and possible reductions in the amount of such payments could result.

     In a recent case decided by the U.S. Court of Appeals for the Tenth Circuit, Octagon Gas System, Inc. v. Rimmer, the court determined that "accounts," as defined under the UCC, and which could include the

     Receivables, may properly be included in the bankruptcy estate of a transferor regardless of whether the transfer of such Receivables is treated as a sale or a secured loan. The circumstances under which the Octagon ruling would apply are not fully known and the extent to which the Octagon decision will be followed in other courts or outside of the Tenth Circuit is not certain. UCS has a credit card operation center, and AT&T Universal Funding has its principal place of business in, Salt Lake City, Utah, which is inside the geographic area subject to the jurisdiction of the Tenth Circuit. If the findings in the Octagon case were applied in a UCS bankruptcy, the Receivables would be part of its bankruptcy estate, would be subject to claims of certain creditors and would be subject to the potential delays and reductions in payments to the Transferor and the Certificateholders described in the preceding paragraph even if the transfer is treated as a sale.

     In addition, if UCS were to become a debtor in a bankruptcy case and a creditor or bankruptcy trustee of UCS or UCS itself were to request a court to order that UCS should be substantively consolidated with the Transferor, delays in payments on the Certificates and possible reductions in such payments could result.

     The Transferor will take all actions that are required under the UCC to perfect the Trust's interest in the Receivables and the Transferor has warranted to the Trust that the Trust will have a first priority security interest therein and, with certain exceptions, in the proceeds thereof. Nevertheless, a tax or government lien on property of the Transferor arising prior to the time a Receivable is conveyed to the Trust may have priority over the interest of the Trust in such Receivable. The Transferor has been structured such that (i) the voluntary or involuntary application for relief under the Bankruptcy Code or similar applicable state laws, and (ii) the substantive consolidation of the Transferor and UCS are unlikely. The Transferor is a separate, limited purpose subsidiary, the certificate of incorporation of which provides that it shall not file a voluntary petition for relief under the Bankruptcy Code without the unanimous affirmative vote of all of its directors. Pursuant to the Pooling and Servicing Agreement, the Trustee covenants that it will not at any time institute against the Transferor any bankruptcy, reorganization or other proceedings under any federal or state bankruptcy or similar law. In addition, certain other steps will be taken to avoid the Transferor's becoming a debtor in a bankruptcy case. Notwithstanding such steps, if the Transferor were to become a debtor in a bankruptcy case, and a bankruptcy trustee for the Transferor or a creditor of the Transferor or the Transferor itself were to take the position that the transfer of the Receivables from the Transferor to the Trust should be recharacterized as a pledge of such Receivables, then delays in payments on the Certificates and possible reductions in the amount of such payments could result.

     Upon the appointment of a bankruptcy trustee or receiver or upon a voluntary liquidation with respect to AT&T Universal Funding, AT&T Universal Funding will promptly give notice thereof to the Trustee and a Pay Out Event or Reinvestment Event may occur with respect to a Series (or all of the Series). Pursuant to the Pooling and Servicing Agreement, newly created Receivables will not be transferred to the Trust on and after any such appointment or voluntary liquidation. In the event of an Insolvency Event, the Trustee will proceed to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, unless within a specified period of time Certificateholders representing undivided interests aggregating more than 50% of the Invested Amount of each Series of Certificates issued and outstanding (or, with respect to any Series with two or more Classes, 50% of the Invested Amount of each Class) and possibly certain other persons specified in the Supplement for a Series instruct otherwise (assuming that the bankruptcy trustee or receiver does not order such a sale despite such instructions). The proceeds from the sale of the Receivables would be treated as collections of the Receivables and deposited into the Collection Account and after distribution of such amounts the Trust will terminate. This procedure could be delayed, as described above. In addition, upon the occurrence of a Pay Out Event or Reinvestment Event, if a trustee in bankruptcy, a conservator or receiver is appointed for the Transferor and no Pay Out Event or Reinvestment Event other than such conservatorship or receivership or insolvency of the Transferor exists, the bankruptcy trustee or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Early Amortization Period or Early Accumulation Period. See "Description of the Certificates -- Pay Out Events and Reinvestment Events."

     While UCS is the Servicer, cash collections held by UCS may, subject to certain conditions, be commingled and used for the benefit of UCS prior to each Distribution Date and, in the event of the bankruptcy, insolvency or receivership of UCS or, in certain circumstances, the lapse of certain time periods, the Trust may not have a perfected interest in such collections and accordingly, be entitled to such collections.

UCS will be allowed to make monthly rather than daily deposits of collections to the Collection Account if any of the following conditions are satisfied: (i) UCS obtains a commercial paper rating of at least A-1 and P-1 (or its equivalent) by the applicable Rating Agency, (ii) AT&T has a commercial paper rating of at least A-1 and P-1 (or its equivalent) by the applicable Rating Agency, UCS remains a direct or indirect majority-owned AT&T subsidiary and certain other arrangements are made satisfactory to each Rating Agency or (iii) any other arrangement that satisfies the Rating Agency Condition. If none of the foregoing conditions are satisfied, then UCS will, within five business days, commence the deposit of collections directly into the Collection Account within two business days of the Date of Processing.

     In the event of a Servicer Default relating to the bankruptcy or insolvency of the Servicer, and no Servicer Default other than such bankruptcy or insolvency related Servicer Default exists, the trustee in bankruptcy may have the power to prevent either the Trustee or the Certificateholders from appointing a successor Servicer. See "The Pooling and Servicing Agreement Generally -- Servicer Default."

CONSUMER PROTECTION LAWS

     The relationship of the cardmember and credit card issuer is extensively regulated by federal and state consumer protection laws. With respect to credit cards issued by CB&T and Universal Bank, the most significant federal laws include the Federal Truth-in-Lending, Equal Credit Opportunity, Fair Credit Reporting and Fair Debt Collection Practices Acts. These statutes impose various disclosure requirements either before or when an Account is opened, or both, and at the end of monthly billing cycles, and, in addition, limit cardmember liability for unauthorized use, prohibit certain discriminatory practices in extending credit, and regulate practices followed in collections. In addition, cardmembers are entitled under these laws to have payments and credits applied to the credit card account promptly and to request prompt resolution of billing errors. Congress and the states may enact new laws and amendments to existing laws to regulate further the credit card industry. The Trust may be liable for certain violations of consumer protection laws that apply to the Receivables, either as assignee from the Transferor (as UCS's assignee) with respect to obligations arising before transfer of the Receivables to the Trust or as the party directly responsible for obligations arising after the transfer. In addition, a cardmember may be entitled to assert such violations by way of set-off against the obligation to pay the amount of Receivables owing. All Receivables that were not created in compliance in all material respects with the requirements of such laws (if such noncompliance has a material adverse effect on the Certificateholders' interest therein) will be reassigned to the Transferor and ultimately back to UCS. The Servicer has also agreed in the Pooling and Servicing Agreement to indemnify the Trust, among other things, for any liability arising from such violations. For a discussion of the Trust's rights if the Receivables were not created in compliance in all material respects with applicable laws, see "The Pooling and Servicing Agreement Generally -- Representations and Warranties."

     Application of federal and state bankruptcy and debtor relief laws would affect the interests of the Certificateholders if such laws result in any Receivables being charged off as uncollectible. See "The Pooling and Servicing Agreement Generally -- Defaulted Receivables; Rebates and Fraudulent Charges."

PROPOSED LEGISLATION

     Congress and the states may enact new laws and amendments to existing laws to regulate further the credit card industry or to reduce finance charges or other fees or charges applicable to credit card accounts. The potential effect of any such legislation could be to reduce the yield on the Accounts. If such yield is reduced, a Pay Out Event or Reinvestment Event could occur, and the Early Amortization Period or Early Accumulation Period would commence. See "Description of the Certificates -- Pay Out Events and Reinvestment Events."

RECENT LITIGATION

     Since October 1991, a number of lawsuits and administrative actions have been filed in several states against out-of-state banks (both federally-insured state-chartered banks and federally-insured national banks) which issue credit cards. These actions challenge various fees and charges (such as late fees, over-the-limit fees, returned check charges and annual membership fees) assessed against residents of the states in which such suits were filed, based on restrictions or prohibitions under such states' laws alleged to be applicable to the out-of-state credit card issuers. The Supreme Courts of California, Colorado and New Jersey have recently issued decisions in such actions. The California and Colorado Supreme Courts opined that federal law governed late fees and found for the respective defendant banks, while the New Jersey Supreme Court found that late payment fees are not interest and that, therefore, state law is not preempted by federal law with respect to such late fees. On June 3, 1996, the United States Supreme Court upheld the decision of the California Supreme Court, holding that the late payment fees in question were "interest" and as such were governed by federal law, which authorizes national banks to charge out-of-state customers an interest rate allowed by the bank's home state.

                                  TAX MATTERS

FEDERAL INCOME TAX CONSEQUENCES -- GENERAL

     Set forth below is a discussion of the federal income tax consequences to holders of the Certificates. This discussion does not deal with all aspects of federal income taxation that may be relevant to holders of the Certificates in light of their personal investment circumstances, nor to certain types of holders subject to special treatment under the federal income tax laws (for example, banks, thrifts, regulated investment companies, real estate investment trusts, dealers in securities or currencies, tax-exempt investors, life insurance companies, tax-exempt organizations and investors that have a functional currency other than the U.S. dollar or that hold their certificates as part of a hedge, straddle or conversion transaction). Prospective investors are advised to consult their own tax advisors with regard to the federal income tax consequences of holding and disposing of Certificates, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction. This discussion is based upon present provisions of the Internal Revenue Code of 1986 (the "Code"), the regulations promulgated thereunder, and judicial or ruling authority, all of which are subject to change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the Internal Revenue Service (the "IRS").

     The discussion assumes that a Certificate is issued in registered form, has all payments denominated in U.S. dollars and has a term that exceeds one year. Moreover, the discussion assumes that the interest formula for the Certificate meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the Certificate arising from any excess of the principal amount of the Certificate over its issue price is de minimis (i.e., is less than
 1/4% of its principal amount multiplied by the number of full years until its maturity date), all within the meaning of the OID regulations. Moreover, the discussion assumes that the Certificates are a type for which counsel will give an opinion that the Certificates are debt for federal income tax purposes. If those conditions are not satisfied, additional tax considerations will be disclosed in the applicable Prospectus Supplement.

     Treatment of the Certificates as Indebtedness. The Transferor and Certificateholders have expressed in the Pooling and Servicing Agreement the intent that for federal, state and local income and franchise tax purposes, the Certificates will be indebtedness of the Transferor secured by the Receivables. The Transferor, by entering into the Pooling and Servicing Agreement, and each investor, by the acceptance of a Certificate, will agree to treat the Certificates as indebtedness of the Transferor for federal, state and local income and franchise tax purposes. However, because different criteria are used in determining the nontax accounting treatment of the transaction, the Transferor will treat the transfer of Receivables under the Pooling and Servicing Agreement, for certain nontax accounting purposes, as a transfer of an ownership interest in the Receivables and not as creating a debt obligation of the Transferor.

     A basic premise of federal income tax law is that the economic substance of a transaction generally determines the tax consequences. The characterization for nontax purposes of a transaction, while a relevant factor, is not conclusive evidence of its economic substance. In appropriate circumstances, the courts have allowed taxpayers, as well as the IRS, to treat a transaction in accordance with its economic substance, as determined under federal income tax law, even though the participants in the transaction have characterized it differently for nontax purposes.

     The determination of whether the economic substance of a purchase of an interest in property is instead a loan secured by the transferred property has been made by the IRS and the courts on the basis of numerous factors designed to determine whether the Transferor has relinquished (and the purchaser has obtained) substantial incidents of ownership in the property. Among those factors, the primary factors examined are whether the purchaser has the opportunity to gain if the property increases in value, and has the risk of loss if the property decreases in value. Based upon its analysis of such factors, Cravath, Swaine & Moore, special federal tax counsel to the Transferor and the Trust ("Tax Counsel"), has concluded that holders of Certificates (through their ownership of the Certificates) are not the owners of the Receivables for federal income tax purposes. As a result, in the opinion of Tax Counsel, the Certificates will properly be characterized for federal income tax purposes as indebtedness.

     Treatment of the Trust. The Trust could be viewed for federal income tax purposes either as (i) a collateral arrangement for debt issued directly by the Transferor and other holders of the Transferor Certificate or (ii) as a separate entity issuing its own debt. However, in the opinion of Tax Counsel, in the former event the Trust will be disregarded for federal income tax purposes and in the latter event the Trust under current law would be a partnership, rather than an association (or publicly traded partnership) taxable as a corporation. Therefore, in the opinion of Tax Counsel, under current law the Trust will not be subject to federal income tax.

     In addition, it is possible that future tax legislation will permit the Trust to make an election comparable to the REMIC election now available to trusts primarily holding real estate mortgages. The Trust is permitted to make such an election at the appropriate time if, prior to making such election, the Transferor delivers an opinion of counsel acceptable to the Trustee that (1) following such election the Trust will not be an association (or publicly traded partnership) taxable as a corporation, and (2) the election will not have a significant adverse effect on the federal income tax treatment of holders of any then-outstanding investor certificates. Prospective investors should consult their own tax advisors regarding the effect, if any, on them of any such potential election.

     If the Trust were considered to be a partnership as described in the second preceding paragraph, and if any of its interests properly treated as equity for federal income tax purposes were considered to be publicly traded, it might be treated as a publicly traded partnership taxable as a corporation even though all its publicly offered Certificates are properly treated as debt for federal income tax purposes. The Transferor intends to take measures to reduce the risk that the Trust would in the future be considered to have publicly traded equity and thus to be a publicly traded partnership. It is expected that such measures will be successful, but no assurance can be given in this regard.

FEDERAL INCOME TAX CONSEQUENCES -- UNITED STATES INVESTORS

     Interest Income to Certificateholders. Assuming the Certificates are debt obligations for federal income tax purposes, it is believed that they should not be considered issued with more than de minimis OID (except as discussed in the following paragraph or the Prospectus Supplement). Under this interpretation, interest thereon will be taxable as ordinary interest income when received or accrued by holders utilizing the cash or accrual methods of accounting, respectively. Moreover, a holder of a Certificate issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Certificate. A purchaser who buys a Certificate for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     However, if any interest payable on a Series or Class of Certificates is not paid in full on its scheduled payment date, the Certificates of that Series or Class will thereafter be considered to be issued with OID. Moreover, even before that time, the Certificates of a Series or Class would be considered to have OID unless, at the time of issuance, the likelihood of a late payment or nonpayment of interest on such Series or Class was considered a "remote contingency" under applicable Treasury regulations. The Transferor intends to take the position, based on the exception for remote contingencies, that OID does not arise on a Series or Class of Certificates unless and until a late payment or nonpayment of interest in fact occurs.

     If the Certificates of a Series or Class were considered to have OID (either initially or following a late payment or nonpayment of interest), there would not be a significant effect on holders of the Certificates however, cash basis holders would in effect be required to report interest income as it accrues rather than when it is paid. Moreover, all holders would be required to accrue any de minimis discount into income over the life of the Certificates rather than when principal is paid.

     Market Discount and Premium. A holder of a Certificate that purchases an interest in a Certificate at a discount that exceeds any unamortized OID may be subject to the "market discount" rules of sections 1276 through 1278 of the Code. These rules provide, in part, that gain on the sale or other disposition of a Certificate and partial principal payments on a Certificate are treated as ordinary income to the extent of accrued market discount. A holder of a Certificate may instead elect to accrue market discount into income on a current basis. Unless such an election is made, interest deductions will be deferred with respect to debt incurred to purchase or carry a Certificate that has market discount.

     A Certificateholder who purchases an interest in a Certificate at a price in excess of its principal amount may elect to offset the premium against interest income over the remaining term of the Certificate in accordance with the provisions of section 171 of the Code. If all interest on a Certificate is treated as OID, the same result would apply without the need for an election.

     Under section 1272(a)(6) of the Code, special provisions apply to OID, market discount and premium on debt instruments on which payments may be accelerated due to prepayments of other obligations securing those debt instruments. However, no regulations have been issued interpreting those provisions, and the manner in which those provisions would apply to the Certificates is unclear.

     Sale or Exchange of Certificates. Upon a sale or exchange of a Certificate, a holder generally will recognize gain or loss equal to the difference between the amount realized on the sale or exchange and the Certificateholder's adjusted basis in its interest in the Certificate. The adjusted basis in the interest in the Certificate will equal its cost, increased by any OID or market discount includable in income with respect to the interest in the Certificate prior to its sale and reduced by any principal payments previously received with respect to the interest in the Certificate and any amortized premium. Subject to the market discount rules, gain or loss will be capital gain or loss if the interest in the Certificate was held as a capital asset. Capital losses generally may be used only to offset capital gains.

     Tax Reporting. The paying agent will be required to report annually to the IRS, and to each Certificateholder of record, the amount of interest paid or OID accrued on Certificates (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Certificateholder" of record is Cede, as nominee for DTC, Certificateholders and the IRS will receive tax and other information only from Participants and Indirect Participants rather than the paying agent. Accordingly, each nonexempt Certificateholder will be required to provide, under penalties of perjury, a certificate on IRS Form W-9 containing the holder's name, address, correct federal taxpayer identification number and a statement that such holder is not subject to backup withholding. If a nonexempt Certificateholder fails to provide the required certification, the paying agent (or the Participants or Indirect Participants) will be required to withhold (or cause to be withheld) 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Possible Classification of the Certificates as Interests in a Partnership or Association. Although, as described above, it is the opinion of Tax Counsel that all Investor Certificates will properly be characterized as debt for federal income tax purposes, such opinion is not binding on the IRS and thus no assurance can be given that such a characterization will prevail. If the IRS were to contend successfully that some or all of the Certificates were not debt obligations for federal income tax purposes, the arrangement among the Transferor, any other holders of the Transferor Certificate, the holders of such Certificates and any other holders of other Certificates might be classified as a partnership for federal income tax purposes, as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation.

     If some or all of the Certificates are treated as equity interests in a partnership, the partnership would in all likelihood be treated as a "publicly traded partnership." A publicly traded partnership is, in general, taxable as a corporation. If the partnership were nevertheless not taxable as a corporation (because of an exception for an entity whose income is interest income that is not derived in the conduct of a financial business) it would not be subject to federal income tax. Rather, each item of income, gain, loss, deduction and credit generated through the ownership of the Receivables by the partnership would be passed through to the partners in such a partnership (including holders of Certificates that are treated as equity interests in the partnership) according to their respective interests therein.

     The timing and character of income reportable by Certificateholders as partners in such a partnership could differ from the timing and character of income reportable by Certificateholders as holders of debt. For example, a cash basis Certificateholder treated as a partner might be required to report income when it accrues to the partnership rather than when it is received by the Certificateholder; however, the aggregate amount of income recognized over time generally would be substantially the same, although an individual Certificateholder's share of expenses of the partnership would be miscellaneous itemized deductions that might not be deductible in whole or in part, meaning that the holder might be taxed on a greater amount of income than the stated interest on the Certificates. Finally, if any Certificates are treated as equity interests in a partnership in which other Certificates are debt, all or part of a tax-exempt investor's share of income from the Certificates that are treated as equity would be treated as unrelated debt-financed income under the Code taxable to the investor.

     If, alternatively, some or all of the Certificates were treated as equity interests in an association taxable as a corporation or a "publicly traded partnership" taxable as a corporation, the resulting entity would be subject to federal income taxes at corporate tax rates on its taxable income generated by ownership of the Receivables. Moreover, distributions by the entity on such Certificates and the Transferor's Certificate would probably not be deductible in computing the entity's taxable income and distributions to such Certificateholders would probably be treated as dividend income to such holders (and such holders may not be entitled to any dividends received deduction in respect of such income). Such an entity-level tax could result in reduced distributions to all Certificateholders, and the holders of Certificates that are treated as equity could also be liable for a share of such a tax.

     Since the Transferor will treat the Certificates as indebtedness for federal income tax purposes, the Paying Agent (and Participants and Indirect Participants) will not comply with the information reporting and other tax requirements that would apply under those alternative characterizations of the Certificates.

FEDERAL INCOME TAX CONSEQUENCES -- NON-UNITED STATES INVESTORS

     Tax Counsel has given its opinion that the Certificates will properly be classified as debt for federal income tax purposes. If the Certificates are treated as debt:

          (a) interest or OID paid to a nonresident alien or foreign corporation or partnership would be exempt from U.S. withholding taxes (including backup withholding taxes), provided the holder complies with applicable identification requirements (and does not actually or constructively own 10% or more of the voting stock of AT&T, is not a controlled foreign corporation with respect to AT&T, and does not bear certain relationships to holders of the Transferor Certificate other than the Transferor). Applicable identification requirements will be satisfied if there is delivered to a securities clearing organization (or bank or other financial institution that holds Certificates on behalf of the customer in the ordinary course of its trade or business) (i) IRS Form W-8 signed under penalties of perjury by the beneficial owner of the Certificates stating that the holder is not a U.S. person and providing such holder's name and address, (ii) IRS Form 1001 signed by the beneficial owner of the Certificates or such owner's agent claiming exemption from withholding under an applicable tax treaty, or (iii) IRS Form 4224 signed by the beneficial owner of the Certificates or such owner's agent claiming exemption from withholding of tax on income connected with the conduct of a trade or business in the United States; provided that in any such case (x) the applicable form is delivered pursuant to applicable procedures and is properly transmitted to the United States entity otherwise required to withhold tax and (y) none of the entities receiving the form has actual knowledge that the holder is a U.S. person or that any certification on the form is false;

          (b) a holder of a Certificate who is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain on the sale, exchange or redemption of such Certificate, provided that (i) such gain is not effectively connected to a trade or business carried on by the holder in the United States, (ii) in the case of a holder that is an individual, such holder is not present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs, and (iii) in the case of gain representing accrued interest or OID, the conditions described in clause (a) are satisfied; and

          (c) a Certificate held by an individual who at the time of death is a nonresident alien will not be subject to United States federal estate tax as a result of such individual's death if, immediately before his death,
     (i) the individual did not actually or constructively own 10% or more of the voting stock of AT&T, and does not bear certain relationships to holders of the Transferor Certificate other than the Transferor and (ii) the holding of such Certificate was not effectively connected with the conduct by the decedent of a trade or business in the United States.

     The IRS has recently proposed new regulations that would revise some aspects of the current system for withholding on amounts paid to foreign persons. Under these proposed regulations, interest or OID paid to a nonresident alien would continue to be exempt from U.S. withholding taxes (including backup withholding) provided that the holder complies with the new certification procedures.

     If the IRS were to contend successfully that some or all of the Certificates are equity interests in a partnership (not taxable as a corporation), a holder of such a Certificate that is a nonresident alien or foreign corporation might (i) be subject to tax on the gross amount of interest on the Receivables allocable to it (and subject to withholding) at the rate of 30% unless such rate were reduced by an applicable treaty or (ii) be required to file a U.S. individual or corporate income tax return and pay tax on its share of partnership income at regular U.S. rates, including in the case of a corporation the branch profits tax (and would be subject to withholding tax on its share of partnership income). If some or all of the Certificates are recharacterized as equity interests in an association taxable as a corporation or a "publicly traded partnership" taxable as a corporation, to the extent distributions on such Certificates were treated as dividends, a nonresident alien individual or foreign corporation would generally be taxed on the gross amount of such dividends (and subject to withholding) at the rate of 30% unless such rate were reduced by an applicable treaty.

STATE AND LOCAL TAX CONSEQUENCES

     Because each state's income tax laws vary, it is impossible to predict the income tax consequences to the Trust and the Certificateholders in all of the state taxing jurisdictions in which they may be subject to tax.
Certificateholders are urged to consult their own tax advisors with respect to state and local income and franchise taxes.

                              ERISA CONSIDERATIONS

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons. For example, a prohibited transaction would arise, unless an exemption were available, if a Certificate were viewed as debt of the Transferor and such Transferor were a disqualified person or a party in interest with respect to a plan that acquired the Certificate.

     Moreover, additional prohibited transactions could arise if the Trust Assets were deemed to constitute assets of any plan that owned Certificates. The Department of Labor ("DOL") has issued a final regulation (the "Final Regulation") concerning the definition of what constitutes "plan assets" of an employee benefit plan subject to ERISA or the Code, or an individual retirement account ("IRA") (collectively referred to as "Benefit Plans"). Under the Final Regulation, the assets and properties of corporations, partnerships and certain other entities in which a Benefit Plan makes an investment in "an equity interest" could be deemed to be assets of the Benefit Plan in certain circumstances. Accordingly, if Benefit Plans (or other entities whose assets include plan assets) purchase Certificates, the Trust could be deemed to hold plan assets unless one of the exceptions under the Final Regulation is applicable to the Trust.

     The Final Regulation only applies to the purchase by a Benefit Plan of an "equity interest" in an entity. Assuming that a Certificate is an equity interest, the Final Regulation contains an exception that provides that if a Benefit Plan (or an entity whose assets include plan assets) acquires a "publicly-offered security," the issuer of the security is not deemed to hold plan assets. A publicly-offered security is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering and (iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Benefit Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. Each Class of a Series must be tested separately for this purpose.

     There are no restrictions imposed on the transfer of the Certificates offered hereby, and the Certificates offered hereby will be sold as part of an offering pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act. Based on information provided by any underwriter, agent or dealer involved in the distribution of the Certificates offered hereby, the Transferor will notify the Trustee as to whether or not the Certificates of any Series (or if there is more than one Class in a Series each Class) will be expected to be held by at least 100 separately named persons at the conclusion of the offering. The Transferor will not, however, determine whether there will, in fact, be at least 100 separately named persons or whether the 100-investor requirement of the exception for publicly offered securities is satisfied as to the Certificates of such Series (or Class). Prospective purchasers may obtain a copy of the notification described in the second preceding sentence from the Trustee at its Corporate Trust Department.

     If the Certificates of a Series (or Class) fail to meet the criteria of publicly-offered securities and the Trust Assets are deemed to include plan assets, transactions involving the Trust and "parties in interest" or "disqualified persons" with respect to such plans might be prohibited under
Section 406 of ERISA and Section 4975 of the Code unless an exemption is applicable. Thus, for example, if a participant in any Benefit Plan holding Certificates of such Series (or Class) is a cardmember of one of the Accounts, under a DOL interpretation the purchase of such Certificates by such plan could constitute a prohibited transaction. There are three class exemptions issued by the DOL that could apply in such event: DOL Prohibited Transaction Exemption 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers), 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds) and 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts). There is no assurance that these exemptions, even if all of the conditions specified therein are satisfied, will apply to all transactions involving the Trust Assets.

     Moreover, as discussed above, while (unless provided otherwise in the Prospectus Supplement) Tax Counsel has given its opinion that the Certificates will properly be treated as debt for federal income tax purposes, if any Certificates are treated as equity interests in a partnership in which other Certificates are debt, all or part of a tax-exempt investor's share of income from the Certificates that are treated as equity would be treated as unrelated debt-financed income under the Code taxable to the investor.

     In light of the foregoing, fiduciaries of Benefit Plans (or other entities whose assets include plan assets) considering the purchase of Certificates should consult their own counsel as to whether the acquisition of such Certificates would be a prohibited transaction, whether Trust Assets which are represented by such Certificates would be considered plan assets, the consequences that would apply if the Trust Assets were considered plan assets, the applicability of exemptive relief from the prohibited transaction rules and the applicability of the tax on unrelated business income and unrelated debt-financed income.

     In addition, based on the reasoning of the United States Supreme Court's recent decision in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S.Ct. 517 (1993), under certain circumstances assets in the general account of an insurance company may be deemed to be plan assets for certain purposes, and under such reasoning a purchase of Certificates with assets of an insurance company's general account might be subject to the prohibited transaction rules described above.

     Unless otherwise provided in the applicable Prospectus Supplement, if the Transferor does not notify the Trustee, as described above, that the Certificates of any particular Series (or Class) will be expected to be held by at least 100 persons, the Certificates of such Series (or Class) may not be acquired by any Benefit Plan or by any entity investing assets that are treated as assets of a Benefit Plan. Furthermore, in that case, the Pooling and Servicing Agreement, the Supplement and each such Certificate provide that each holder of such Certificate shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing such Certificate on behalf of a Benefit Plan or with assets that are treated as assets of a Benefit Plan.

                              PLAN OF DISTRIBUTION

     The Transferor may sell Certificates (a) through underwriters or dealers,
(b) directly to one or more purchasers, or (c) through agents. The related Prospectus Supplement will set forth the terms of the offering of any Certificates offered hereby, including, without limitation, the names of any underwriters, the purchase price of such Certificates and the proceeds to the Transferor from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

     If underwriters are used in a sale of any Certificates of a Series offered hereby, such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Unless otherwise set forth in the related Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Certificates may also be sold directly by the Transferor or through agents designated by the Transferor from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Transferor to such agent will be set forth, in the related Prospectus Supplement. Unless otherwise indicated in the related Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     Any underwriters, agents or dealers participating in the distribution of Certificates may be deemed to be underwriters, and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions, under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Transferor and UCS to indemnification by the Transferor and UCS against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be affiliates or customers of, engage in transactions with, or perform services for, the Transferor and UCS or their affiliates in the ordinary course of business.

                             FOR FLORIDA RESIDENTS

     AT&T provides telecommunications services between the United States and Cuba jointly with Empresa de Telecomunicaciones Internacionales de Cuba ("EMTELCUBA"), the Cuban telephone company, pursuant to all applicable U.S. laws and regulations. All payments due EMTELCUBA are handled in accordance with the provisions of the Cuban Assets Control Regulations and the Cuban Democracy Act of 1992 and specific licenses issued thereunder. AT&T is the sole owner of the Cuban American Telephone and Telegraph Company ("CATT"), a Cuban corporation. CATT owns cable facilities between the United States and Cuba that were activated on November 25, 1994.

     This information is accurate as of the date hereof. Current information concerning AT&T's business dealings with the government of Cuba or with any person or affiliate located in Cuba may be obtained from the Division of Securities and Investor Protection of the Florida Department of Banking and Finance, the Capitol, Tallahassee, Florida 32399-0350, telephone number (904) 488-9805.

                                 LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Transferor and the Trust by Orrick, Herrington & Sutcliffe, New York, New York. Certain legal matters will be passed upon for the Underwriters by the counsel named in the Prospectus Supplement. Certain legal matters relating to the federal tax consequences of the issuance of the Certificates and certain other matters relating thereto will be passed upon for the Transferor by Cravath, Swaine & Moore, New York, New York.

                             INDEX OF DEFINED TERMS

                                       TERMS                                         PAGE(S)
- -----------------------------------------------------------------------------------  --------
Account Owner Retained Interest....................................................         6
Account Owners.....................................................................         3
Accounts...........................................................................     1, 25
Additional Accounts................................................................        23
Additional Transferors.............................................................        41
Adverse Effect.....................................................................    22, 42
Aggregate Addition.................................................................        23
Aggregate Addition Accounts........................................................        22
AT&T...............................................................................         3
AT&T Universal Funding.............................................................      1, 3
AT&T Universal Portfolio...........................................................        30
Average Rate.......................................................................        20
Bankruptcy Code....................................................................        18
Banks..............................................................................        25
Benefit Plans......................................................................        69
Calling Card Calls.................................................................        26
CB&T...............................................................................      1, 3
Cede...............................................................................     2, 30
Cedel..............................................................................         8
Cedel Participants.................................................................        33
Certificate Owners.................................................................         2
Certificateholder..................................................................        34
Certificateholders' Interest.......................................................         4
Certificates.......................................................................         1
Class..............................................................................         1
Code...............................................................................        65
Collateral Interest................................................................        55
Collection Account.................................................................        46
Commission.........................................................................         2
Controlled Accumulation Amount.....................................................        10
Controlled Accumulation Period.....................................................        10
Controlled Amortization Amount.....................................................        11
Controlled Amortization Period.....................................................        11
Controlled Deposit Amount..........................................................        10
Controlled Distribution Amount.....................................................        11
Cooperative........................................................................        34
Counterparties.....................................................................        55
Credit Enhancement.................................................................        14
Credit Enhancer....................................................................        54
Date of Processing.................................................................        15
Defaulted Amount...................................................................        53
Defaulted Receivables..............................................................        53
Definitive Certificates............................................................        31
Depositaries.......................................................................        32
Depository.........................................................................        31
Determination Date.................................................................        15
Disclosure Document................................................................         5

                                       TERMS                                         PAGE(S)
- -----------------------------------------------------------------------------------  --------
Discount Option Receivables........................................................        42
Discount Percentage................................................................        42
Distribution Date..................................................................        15
DOL................................................................................        69
DTC................................................................................         2
Early Accumulation Period..........................................................        10
Early Amortization Period..........................................................        11
Eligible Account...................................................................        23
Eligible Institution...............................................................        46
Eligible Investments...............................................................        46
Eligible Receivable................................................................        39
EMTELCUBA..........................................................................        71
Enhancement Invested Amount........................................................     4, 55
ERISA..............................................................................        69
Euroclear..........................................................................         8
Euroclear Operator.................................................................        34
Euroclear Participants.............................................................        33
Euroclear Provisions...............................................................        34
Excess Allocation Series...........................................................        12
Excess Finance Charge Collections..................................................        51
Exchange Act.......................................................................         2
Excluded Receivables...............................................................         6
Expected Final Payment Date........................................................         9
FDIC...............................................................................        17
Final Regulation...................................................................        69
Finance Charge Receivables.........................................................         8
FIRREA.............................................................................        62
Floating Allocation Percentage.....................................................        47
Full Invested Amount...............................................................        14
Funding Period.....................................................................        14
Funding Purchase Agreement.........................................................         7
Group..............................................................................         4
Group Investor Additional Amounts..................................................        48
Group Investor Default Amount......................................................        48
Group Investor Finance Charge Collections..........................................        48
Group Investor Monthly Fees........................................................        49
Group Investor Monthly Interest....................................................        49
Holders............................................................................        34
Indirect Participants..............................................................        32
Ineligible Receivables.............................................................        39
Initial Accounts...................................................................         7
Initial Cut-Off Date...............................................................         7
Insolvency Event...................................................................        18
Interchange........................................................................        29
Interest Funding Account...........................................................         8
Interest Payment Date..............................................................        45
Invested Amount....................................................................        45
Investor Finance Charge Collections................................................        51
IRA................................................................................        69

                                       TERMS                                         PAGE(S)
- -----------------------------------------------------------------------------------  --------
IRS................................................................................        65
L/C Issuer.........................................................................        55
LIBOR..............................................................................        55
MasterCard.........................................................................         6
Monthly Period.....................................................................         5
Monthly Servicing Fee..............................................................        38
New Accounts.......................................................................        23
New Issuance.......................................................................        45
OID................................................................................        65
OID regulations....................................................................        65
Paired Series......................................................................        13
Participants.......................................................................        32
Participation Interests............................................................         4
Pay Out Event......................................................................        37
Pooling and Servicing Agreement....................................................         1
Portfolio Yield....................................................................        20
Pre-Funding Account................................................................        14
Pre-Funding Amount.................................................................        14
Premium Option Receivables.........................................................        43
Premium Percentage.................................................................        43
Prime Rate.........................................................................        20
Principal Allocation Percentage....................................................    13, 47
Principal Commencement Date........................................................         9
Principal Funding Account..........................................................        10
Principal Receivables..............................................................         8
Principal Sharing Series...........................................................        12
Principal Shortfalls...............................................................        52
Principal Terms....................................................................        45
Prior Series.......................................................................        13
Prospectus Supplement..............................................................         1
Rating Agency......................................................................        16
Rating Agency Condition............................................................        22
Reallocated Investor Finance Charge Collections....................................        48
Reallocation Group.................................................................        13
Receivables........................................................................   1, 3, 7
Record Date........................................................................        32
Recoveries.........................................................................         8
Reinvestment Events................................................................        37
Removed Accounts...................................................................         8
Required Minimum Principal Balance.................................................        42
Required Transferor Amount.........................................................         5
Revolving Period...................................................................         9
Securities Act.....................................................................         2
Series.............................................................................      1, 3
Series Adjusted Invested Amount....................................................        47
Series Allocable Defaulted Amount..................................................        47
Series Allocable Finance Charge Collections........................................    47, 52
Series Allocable Principal Collections.............................................        47
Series Allocation Percentage.......................................................        47

                                       TERMS                                         PAGE(S)
- -----------------------------------------------------------------------------------  --------
Series Closing Date................................................................         9
Series Cut-Off Date................................................................         9
Series Enhancement.................................................................         4
Series Invested Amount.............................................................        42
Series Required Transferor Amount..................................................        47
Series Termination Date............................................................        10
Service Transfer...................................................................        56
Servicer...........................................................................      1, 3
Servicer Default...................................................................        57
Servicing Fee......................................................................        38
Shared Principal Collections.......................................................        52
Special Funding Account............................................................        52
Special Payment Date...............................................................        37
Supplement.........................................................................         5
Supplemental Certificate...........................................................        41
Supplemental Certificates..........................................................         5
Swaps..............................................................................        55
Tax Counsel........................................................................        66
Tax Opinion........................................................................        46
Termination Notice.................................................................        56
Total System.......................................................................        25
Transfer Date......................................................................        15
Transferor.........................................................................  1, 3, 41
Transferor Amount..................................................................     5, 40
Transferor Certificate.............................................................         5
Transferor Certificates............................................................         5
Transferor Servicing Fee...........................................................        38
Transferor's Interest..............................................................         4
Trust..............................................................................      1, 3
Trust Adjusted Invested Amount.....................................................        47
Trust Assets.......................................................................         3
Trust Portfolio....................................................................        30
Trustee............................................................................      1, 3
UCC................................................................................        17
UCS................................................................................      1, 3
UCS Purchase Agreement.............................................................         6
Universal Bank.....................................................................      1, 3
VISA...............................................................................         6

                 NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN
                 AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
                 REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS
                 SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS AND, IF
                 GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS                                AT&T UNIVERSAL
                 MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED                               CARD MASTER TRUST
                 BY THE TRANSFEROR.  NEITHER THIS PROSPECTUS
                 SUPPLEMENT NOR THE ACCOMPANYING PROSPECTUS
                 CONSTITUTES AN OFFER OR A SOLICITATION BY ANYONE
                 IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION                       $[_________] CLASS A [SERIES 199_-__]
                 IS NOT QUALIFIED OR TO ANYONE TO WHOM IT IS                                   [FLOATING RATE] [____%]
                 UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.                                 ASSET BACKED CERTIFICATES
                 NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT
                 OR THE ACCOMPANYING PROSPECTUS, NOR ANY SALE MADE                      $[_________] CLASS B [SERIES 199_-__]
                 HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE                              [FLOATING RATE] [____%]
                 ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN                             ASSET BACKED CERTIFICATES
                 THE AFFAIRS OF THE TRANSFEROR SINCE THE DATE
                 HEREOF OR THEREOF OR THAT THE INFORMATION
                 CONTAINED OR INCORPORATED BY REFERENCE HEREIN OR
                 THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO                         AT&T UNIVERSAL CARD SERVICES CORP.,
                 ITS DATE.                                                                            Servicer


                                                                                            AT&T UNIVERSAL FUNDING CORP.,
                                                                                                     Transferor
                                  TABLE OF CONTENTS


                                PROSPECTUS SUPPLEMENT           PAGE
                                                                ----

                 Summary of Series Terms . . . . . . . . . . .    S-
                 Risk Factors  . . . . . . . . . . . . . . . .    S-
                 Maturity Considerations . . . . . . . . . . .    S-
                 The AT&T Portfolio  . . . . . . . . . . . . .    S-
                 The Receivables . . . . . . . . . . . . . . .    S-                            PROSPECTUS SUPPLEMENT
                 Use of Proceeds . . . . . . . . . . . . . . .    S-
                 The Account Owners  . . . . . . . . . . . . .    S-
                 The Servicer  . . . . . . . . . . . . . . . . .  S-
                 Series Provisions . . . . . . . . . . . . . .    S-                          [NAME OF UNDERWRITER[S]]
                 Underwriting  . . . . . . . . . . . . . . . .    S-
                 Index of Defined Terms  . . . . . . . . . . .    S-
                                     PROSPECTUS

                 Available Information . . . . . . . . . . . . . .
                 Reports to Certificateholders . . . . . . . . . .
                 Incorporation of Certain Documents
                   by Reference  . . . . . . . . . . . . . . . . .
                 Prospectus Summary  . . . . . . . . . . . . . . .
                 Risk Factors  . . . . . . . . . . . . . . . . . .
                 Use of Proceeds . . . . . . . . . . . . . . . . .
                 The Trust . . . . . . . . . . . . . . . . . . . .
                 The Credit Card Business of AT&T Universal Card
                   Services Corp.  . . . . . . . . . . . . . . . .
                 AT&T Universal Card Services Corp.  . . . . . . .
                 AT&T Universal Funding Corp.  . . . . . . . . . .
                 Universal Bank, N.A.  . . . . . . . . . . . . . .
                 Columbus Bank and Trust Company . . . . . . . . .
                 The Accounts  . . . . . . . . . . . . . . . . . .
                 Description of the Certificates . . . . . . . . .
                 The Pooling and Servicing Agreement Generally . .
                 Description of the Purchase Agreements  . . . . .
                 Certain Legal Aspects of the Receivables  . . . .
                 Tax Matters . . . . . . . . . . . . . . . . . . .
                 ERISA Considerations  . . . . . . . . . . . . .
                 Plan of Distribution  . . . . . . . . . . . . . .
                 Index of Defined Terms  . . . . . . . . . . . . .


                 UNTIL [____________], 199[_] [(90 DAYS AFTER THE
                 DATE OF THIS PROSPECTUS)], ALL DEALERS EFFECTING
                 TRANSACTIONS IN THE SERIES [199_-__] CERTIFICATES
                 WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION,
                 MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT
                 AND PROSPECTUS.  THIS IS IN ADDITION TO THE
                 OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS
                 SUPPLEMENT AND PROSPECTUS WHEN ACTING AS
                 UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD
                 ALLOTMENTS OR SUBSCRIPTIONS.

                                    PART II


ITEM 14.   Other Expenses of Issuance and Distribution.

         The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

         Registration Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  965,518*
         Printing and Engraving . . . . . . . . . . . . . . . . . . . . . . . . . .        165,000
         Trustee's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000
         Legal Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . .        225,000
         Blue Sky Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . .       42,000
         Accountants' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . .        120,000
         Rating Agency Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .        600,000
         Miscellaneous Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,000
                                                                                         ---------

           Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,173,518
                                                                                        ==========

- ---------------
*  Actual


ITEM 15.   Indemnification of Directors and Officers.

           Article ELEVENTH of the Certificate of Incorporation of AT&T Universal Funding provides for the indemnification of the directors and officers of AT&T Universal Funding, to the fullest extent permitted by applicable law. Article ELEVENTH also provides that neither the modification or repeal of Article ELEVENTH nor any amendment to the General Corporation Law of the State of Delaware that does not have retroactive application shall limit the right of directors and officers to indemnification thereunder with respect to any act or omission occurring prior to such modification, amendment or repeal.

         There are directors and officers liability insurance policies presently outstanding which insure directors and officers of AT&T Universal Funding, AT&T Universal Funding's parent and certain of its subsidiaries. The policies cover losses for which AT&T Universal Funding, AT&T Universal Funding's parent or any of those subsidiaries shall be required or permitted by law to indemnify directors and officers and which result from claims made against such directors or officers based upon the commission of wrongful acts in the performance of their duties. The policies also cover losses which the directors or officers must pay as the result of claims brought against them based upon the commission of wrongful acts in the performance of their duties and for which they are not indemnified by AT&T Universal Funding, AT&T Universal Funding's parent or any of those subsidiaries. The losses covered by the policies are subject to certain exclusions and do not include fines or penalties imposed by law or other matters deemed uninsurable under the law.
The policies contain self-insured retention provisions.

ITEM 16.   Exhibits.

   (a)      Exhibits.
   1.1 - Form of Underwriting Agreement (incorporated herein by reference to Registration Statement No. 333-2878).
   4.1 - Pooling and Servicing Agreement, including certain other related agreements as exhibits thereto (incorporated herein by reference to the Registrant's Form 8-K filed with the Securities and Exchange commission on February 21, 1996).
   4.2 - Form of Series Supplement, including form of Asset Backed Certificates (incorporated herein by reference to Registration Statement No. 33-93806).
   5.1   -  Opinion of Orrick, Herrington & Sutcliffe with respect to legality.
   8.1   -  Opinion of Cravath, Swaine & Moore with respect to tax matters.
  10.1 - Receivables Purchase Agreement, dated as of August 1, 1995, by and between the Columbus Bank & Trust Company and AT&T Universal Card Services Corp. (incorporated herein by reference to Registration Statement No. 333-2878).
  10.2 - Receivables Purchase Agreement, dated as of August 1, 1995, by and between Universal Bank, N.A. and AT&T Universal Card Services Corp. (incorporated herein by reference to Registration Statement No. 333-2878).
  10.3 - Receivables Purchase Agreement, dated as of August 1, 1995, by and between AT&T Universal Funding Corp. and AT&T Universal Card Services Corp. (incorporated herein by reference to Registration Statement No. 333-2878).
  23.1 - Consent of Orrick, Herrington & Sutcliffe (included in its opinion filed as Exhibit 5.1).
  23.2 - Consent of Cravath, Swaine & Moore (included in its opinion filed as Exhibit 8.1).
  24.1   -  Powers of Attorney (included on page II-4).


  (b)       Financial Statements

               All financial statements, schedules and historical information have been omitted as they are not applicable.

ITEM 17.  UNDERTAKINGS.

         The undersigned Registrant on behalf of the AT&T Universal Card Master Trust (the "Trust") hereby undertakes as follows:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement; (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that (a)(i) and (a)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering hereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Trust's annual report pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) That insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of each issue.

         (f) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (g) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on July 30, 1996.

                                    AT&T UNIVERSAL FUNDING CORP.
                                      As originator of the Trust and Registrant


                                    By:  /s/  David K. Hunt
                                        ---------------------------------------
                                        Name: David K. Hunt
                                        Title:   President and Chief Executive
                                                    Officer

         KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Walter M. Korchun, Robert A. Miller, Duncan Mitchell and Thomas Donahue, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendment) to this Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on July 30, 1996 by the following persons in the capacities indicated.


                Signature                     Title
                ---------                     -----

/s/  David K. Hunt                            Director, Chief Executive Officer
- ----------------------------------------
            David K. Hunt

/s/  Brian H. Fluck                           Director, Chief Financial Officer
- ----------------------------------------
            Brian H. Fluck

/s/  Gerald A. Hines                          Director, Executive Vice President
- ----------------------------------------
            Gerald A. Hines

/s/  Robert A. Miller                         Chief Accounting Officer
- ----------------------------------------
           Robert A. Miller

                                EXHIBIT INDEX

                                                                                                          Page Number in
                                                                                                          the Sequential
Exhibits                                                                                                Numbering System
- --------                                                                                                ----------------
1.1         -     Form of Underwriting Agreement (incorporated herein by reference to Registration
                  Statement No. 333-2878).
4.1         -     Pooling and Servicing Agreement including certain other related agreements as exhibits thereto (incorporated herein by reference to the Registrant's Form 8-K filed with the Securities and Exchange commission on February 21, 1996).
4.2         -     Form of Series Supplement, including form of Asset Backed Certificate
                  (incorporated herein by reference to Registration Statement No. 33-93806).
5.1         -     Opinion of Orrick, Herrington & Sutcliffe with respect to legality.
8.1         -     Opinion of Cravath, Swaine & Moore with respect to tax matters.
10.1        -     Receivables Purchase Agreement, dated as of August 1, 1995, by and between the
                  Columbus Bank & Trust Company and AT&T Universal Card Services Corp. (incorporated herein by reference to Registration Statement No. 333-2878).
10.2        -     Receivables Purchase Agreement, dated as of August 1, 1995, by and between
                  Universal Bank, N.A. and AT&T Universal Card Services Corp. (incorporated herein by reference to Registration Statement No. 333-2878).
10.3        -     Receivables Purchase Agreement, dated as of August 1, 1995, by and between AT&T
                  Universal Funding Corp. and AT&T Universal Card Services Corp. (incorporated herein by reference to Registration Statement No. 333-2878).
23.1        -     Consent of Orrick, Herrington & Sutcliffe (included in its opinion filed as
                  Exhibit 5.1).
23.2        -     Consent of Cravath, Swaine & Moore (included in its opinion filed as Exhibit 8.1).